UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.    )
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
 ☐ Preliminary Proxy Statement
 ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
 ☐ Definitive Additional Materials
 ☐ Soliciting Material Pursuant to § 240.14a-12

Delek US Holdings, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
 ☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
 ☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act rules 14a6(i)(1) and 0-11

NOTICE OF THE 2025 ANNUAL MEETING OF STOCKHOLDERS
To Our Stockholders:
Notice is hereby given that the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Delek US Holdings, Inc. (the “Company,” “Delek,” “we,” “us,” or “our”) will be held on April 29, 2025 at 11:30 a.m., central time, for the following purposes:
Items of Business:
(1)	To elect ten directors of the Company to serve until the 2026 Annual Meeting of Stockholders or until their respective successors are appointed, elected and qualified;
(2)	To adopt the advisory resolution approving the Company’s executive compensation program for our named executive officers as described in the Proxy Statement;
(3)	To approve an amendment to our 2016 Long-Term Incentive Plan to increase the number of shares available for issuance thereunder;
(4)	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2025 fiscal year; and
(5)	To transact any other business properly brought before the Annual Meeting.
We will once again conduct our Annual Meeting virtually. You may attend the meeting, submit questions, and vote your shares by visiting www.virtualshareholdermeeting.com/DK2025 as described in the accompanying Proxy Statement.
Additional information concerning the matters to be voted upon at the Annual Meeting is set forth in the Company’s proxy materials, including the 2024 Annual Report, Proxy Statement, and proxy card or voting instruction form. If you have any questions or need assistance, please contact our Investor Relations department at the following address: Investor.Relations@delekus.com.
Who Can Vote:
Only stockholders of record at the close of business on March 10, 2025 are entitled to receive notice of and vote at the Annual Meeting and at any postponement(s) or adjournment(s) thereof. A list of these stockholders will be open for examination by any stockholder for any purpose germane to the Annual Meeting for ten (10) days prior to the Annual Meeting at our corporate headquarters.
If you were a stockholder at the close of business on March 10, 2025, it is important that you vote your shares as soon as possible using one of the methods set forth on the proxy card or voting instruction form or by signing and returning your proxy card.
Your vote is important and you are encouraged to vote your shares as soon as possible, even if you plan to participate in and vote at the Annual Meeting.
By Order of the Board of Directors,
Denise McWatters
Executive Vice President, General Counsel and Corporate Secretary
Delek US Holdings, Inc.
March 20, 2025

Date and Time
Tuesday, April 29, 2025 11:30 a.m., Central time
Where
Via live webcast at www.virtualshareholdermeeting.com/DK2025

ADDITIONAL INFORMATION
The proxy materials for the Annual Meeting are expected to be made available on or about March 20, 2025, to all stockholders of record as of the record date of March 10, 2025. The proxy materials include the Notice of the 2025 Annual Meeting of Stockholders, this Proxy Statement, a proxy card, or voting instruction form and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (“2024 Annual Report”). Copies of these documents are also available on the Investor Relations page of our website at www.delekus.com. You may also obtain these materials at the SEC website at www.sec.gov. For additional questions, assistance in submitting proxies or voting shares, or to request additional copies of the Proxy Statement or the enclosed proxy card, please contact our Investor Relations department at Investor.Relations@delekus.com.
The Company’s 2024 Annual Report is not proxy soliciting material. Except to the extent specifically referenced herein, information contained or referenced on our website is not incorporated by reference into, and does not form a part of, this Proxy Statement.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 29, 2025
Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), the Company’s proxy materials are available over the Internet at https://ir.delekus.com/financials/sec-filings/.
This Notice of the 2025 Annual Meeting of Stockholders, the accompanying Proxy Statement, the Company’s 2024 Annual Report, and form of proxy card, and any amendments thereto, are available free of charge at https://ir.delekus.com/overview/default.aspx.
Stockholders may obtain a paper or email copy of these materials at no charge at https://ir.delekus.com/overview/default.aspx or by writing to the Corporate Secretary at the Company’s corporate headquarters located at 310 Seven Springs Way, Suite 500, Brentwood, Tennessee 37027. Upon payment of a reasonable fee, stockholders may also obtain a copy of the exhibits to our 2024 Annual Report.
For information on how to attend, vote and participate at the Annual Meeting, any control/identification numbers needed and instructions on how to access or request a proxy card, please contact our Investor Relations department at Investor.Relations@delekus.com. requesting such information.
THE BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR” EACH OF THE PROPOSALS IN THE PROXY STATEMENT, USING THE ENCLOSED PROXY CARD.
Additionally, if you have any questions or require assistance in authorizing a proxy or voting your shares of our Common Stock or in obtaining any of the above materials, please contact our Investor Relations department at Investor.Relations@delekus.com. We are not aware of any other business, or any other nominees for election as directors, that may properly be brought before the Annual Meeting.

PROXY STATEMENT
SUMMARY
This summary highlights information contained elsewhere in this Proxy Statement. This is only a summary and may not contain all of the information that is important to you. For more complete information, please review this Proxy Statement in its entirety, as well as our 2024 Annual Report. The 2024 Annual Report is not proxy soliciting material.
2025 Meeting Information
This Proxy Statement is first being furnished to stockholders on or about March 20, 2025 in connection with the solicitation by the Board of Directors (the “Board”) of Delek US Holdings, Inc. (“we,” “us,” “our” or the “Company”) of proxies to be voted at the 2025 Annual Meeting of Stockholders (the “Annual Meeting”), and at any adjournment or postponement of such meeting.

Record Date	March 10, 2025
Meeting Date	April 29, 2025
Meeting Time	11:30 a.m., central time
Meeting Location	Online at www.virtualshareholdermeeting.com/DK2025

Matters to Be Voted Upon

	Board Recommendation	Page Reference
Proposal 1. Election of Ten Directors	FOR each Company nominee named herein	27
Proposal 2. Advisory Resolution on Executive Compensation	FOR	77
Proposal 3. Approve the Amendment to our 2016 Long-Term Incentive Plan	FOR	84
Proposal 4. Ratify the Appointment of Auditors	FOR	93

Stockholders will also transact any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

How to Vote
Your vote is important. Even if you plan to attend the Annual Meeting, to ensure that your shares are represented and voted at the Annual Meeting, we encourage you to submit your proxy card or voting instructions form as soon as possible or to vote by Internet or phone prior to the Annual Meeting by following the instructions on your proxy card (though holders in “street name” should follow the instructions given to them by their bank, broker or other nominee to vote their shares). Internet and phone voting will close at 11:59 p.m. eastern time on April 28, 2025.
VOTING ELIGIBILITY
Only stockholders as of the close of business on March 10, 2025 (the “Record Date”) are eligible to vote at the Annual Meeting or by proxy and each such stockholder shall have one vote for each share of Common Stock held on the Record Date.

VOTING METHODS
BEFORE THE MEETING

BY INTERNET Go to www.proxyvote.com for voting instructions or scan the QR code on your Important Notice Regarding the Availability of Proxy Materials or proxy card with your smartphone, then cast your vote electronically by 11:59 p.m. (Eastern Daylight Time) on April 28, 2025.

BY TELEPHONE You may call 1-800-690-6903 on a touch-tone telephone and follow the instructions provided by the recorded message to vote your shares by telephone by 11:59 p.m. (Eastern Daylight Time) on April 28, 2025.

BY MAIL You may promptly mail your completed and executed proxy card in the postage-paid envelope, which must be received by the Company on or prior to April 28, 2025.
DURING THE MEETING

VIRTUAL MEETING Go to www.virtualshareholdermeeting.com/DK2025 and follow the posted instructions. You will need the 16-digit control number included on your Notice of Internet Availability, your proxy card, or the voting instructions that accompany your proxy materials.

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
Statements contained in this Proxy Statement which are not purely historical are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are subject to risks and uncertainties such as those described in our Annual Report on Form 10-K for the year ended December 31, 2024 and subsequent filings with the SEC. Such risks and uncertainties include inherent risks and uncertainties relating to our internal models or the projections in this Proxy Statement; negative changes in economic and industry conditions in the United States or other countries including those due to the war between Ukraine and Russia and the war between Israel and Hamas; disruptions to our refining operations; litigation and other judicial proceedings affecting the Company; restrictions on our liquidity or business operations resulting from our debt agreements; infringement of our technology or the assertion that our technology infringes the rights of other parties; risks and uncertainties associated with our information technology systems, including the potential for breaches of security and evolving regulations regarding privacy and data protection; societal, legislative, and regulatory measures to address climate change and greenhouse gases emissions (“GHG”); increases in the prices of commodity components; potential for significant adverse changes in governing regulations; changes in tax laws and regulations in the United States; termination or interruption of relationships with our suppliers, or failure of such suppliers to perform; fluctuations in interest rates; concentration of a substantial portion of our revenues among four refining facilities; volatility in the market price of our common stock; failure to comply with applicable environmental laws; changes in key personnel; work stoppage or transportation risks; price and product competition; availability of labor and commodities; and other factors referenced in the 2024 Annual Report and other materials filed with the SEC. All subsequent forward-looking statements attributable to the Company or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. Actual results will likely differ, and may differ materially, from anticipated results. Financial estimates are subject to change and are not intended to be relied upon as predictions of future operating results, and the Company assumes no obligation to update or disclose revisions to those estimates.

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This Proxy Statement and our 2024 Annual Report are also available at https://ir.delekus.com/overview/default.aspx
QUESTIONS AND ANSWERS
Why am I receiving these proxy materials?
This Proxy Statement and enclosed form of proxy (first made available to stockholders on or about March 20, 2025) are furnished in connection with the solicitation by our Board of proxies for use at the Annual Meeting or at any postponement or adjournment thereof.
How do I attend the Annual Meeting?
The Annual Meeting will be a virtual meeting of stockholders, which we believe provides expanded access to the meeting, improves communications and provides cost and time savings for our stockholders and the Company. If you are a stockholder as of the Record Date, March 10, 2025, a proxy for a record stockholder or a beneficial owner of the Company’s common stock, $0.01 par value (“Common Stock”), with evidence of ownership, you will be able to attend the Annual Meeting and vote and submit questions during the Annual Meeting via a live webcast by visiting www.virtualshareholdermeeting.com/DK2025 and entering the 16-digit control number included in our notice of Internet availability of the proxy materials, on your proxy card, or in the instructions that accompanied your proxy materials. We intend to answer all questions submitted during the meeting which are pertinent to the Company and the meeting matters, as time permits. The Annual Meeting will convene at 11:30 a.m., central time, on April 29, 2025.
Who is entitled to vote?
Holders of record of our Common Stock, at the close of business on the Record Date are entitled to vote at the Annual Meeting. On the Record Date, 61,866,084 shares of Common Stock were issued and outstanding. The Common Stock is our only outstanding class of voting securities. Each outstanding share of Common Stock is entitled to one vote for all matters before the Annual Meeting. If you virtually attend the Annual Meeting, which is the only way to attend the Annual Meeting, you may vote your shares online. Votes submitted and received as provided below on or before 11:59 p.m. eastern time on April 28, 2025 will be counted. Only votes submitted online at the virtual Annual Meeting will be counted after that time.
How do I vote?
If you were a stockholder of record at the close of business on March 10, 2025, you can vote your shares by any one of the following methods:

VOTING METHODS
BEFORE THE MEETING

BY INTERNET Go to www.proxyvote.com for voting instructions or scan the QR code on your Important Notice Regarding the Availability of Proxy Materials or proxy card with your smartphone, then cast your vote electronically by 11:59 p.m. (Eastern Daylight Time) on April 28, 2025.

BY TELEPHONE You may call
1-800-690-6903 on a touch-tone telephone and follow the instructions provided by the recorded message to vote your shares by telephone by 11:59 p.m. (Eastern Daylight Time) on April 28, 2025.

BY MAIL You may promptly mail your completed and executed proxy card in the postage-paid envelope, which must be received by the Company on or prior to April 28, 2025.
DURING THE MEETING

VIRTUAL MEETING Go to www.virtualshareholdermee ting.com/DK2025 and follow the posted instructions. You will need the 16-digit control number included on your Notice of Internet Availability, your proxy card, or the voting instructions that accompany your proxy materials.

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Even if you currently plan to virtually attend the Annual Meeting, we recommend that you submit your proxy by one of the methods described above so that your shares will be represented and your vote will be counted if you later decide not to virtually attend and vote online at the Annual Meeting. If you hold your shares in street name, you may virtually attend and vote your shares online at the Annual Meeting only if you have obtained a legal proxy from your brokerage firm, bank, trustee or other nominee giving you the right to vote the shares at the Annual Meeting.
How does the Board recommend that I vote?
The Board recommends that you vote: (1) “FOR” each of the ten nominees to the Board named in this Proxy Statement; (2) “FOR” the advisory resolution approving the executive compensation program for our named executive officers; (3) “FOR” the amendment to our 2016 Long-Term Incentive Plan; and (4) “FOR” the ratification of the appointment of Ernst & Young LLP (“Ernst & Young”) as our independent registered public accounting firm for the 2025 fiscal year.
How do I vote my shares if they are held in street name?
If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, you are a “stockholder of record” (or “registered stockholder”) of those shares, and these proxy materials have been provided directly to you by the Company. If your shares are held in the name of a brokerage, bank, trust or other nominee as a custodian, you are a “beneficial owner” of shares held in “street name.” If your shares are held in street name, these proxy materials are being forwarded to you by your brokerage, bank, trust or other nominee as custodian (the “record holder”), along with voting instructions. As the beneficial owner, you have the right to direct your record holder how to vote your shares by using the voting instructions card, and the record holder is required to vote your shares in accordance with your instructions.
How will voting on any other business be conducted?
Although we do not know of any business to be considered at the Annual Meeting other than the proposals described in this Proxy Statement, if any other business is presented at the Annual Meeting, your signed proxy card gives authority to each of Avigal Soreq, our President and Chief Executive Officer, and Mark Hobbs, our Executive Vice President and Chief Financial Officer, to vote your shares on such matters at their discretion.
Can I revoke or change my vote?
Yes. You may revoke or change your proxy, including a proxy submitted via internet or telephone as described in this Proxy Statement by: (a) notifying our Corporate Secretary in writing on or before April 28, 2025; (b) submitting a later-dated but still timely proxy card by mail on or before April 28, 2025; or (c) virtually attending and voting online at the Annual Meeting. If you are a beneficial owner with your shares held in street name, you must follow the instructions of your broker, bank, trust or other nominee who is the registered stockholder of your shares to revoke a proxy. The latest-dated, timely, properly completed voting instructions that you submit will count as your vote. If a vote has been recorded for your shares and you submit a proxy card that is not properly signed and dated, the previously recorded vote will stand.
What if I submit my proxy but I do not specify how I want my shares voted?
If you submit a proxy but do not specify how you want your shares to be voted, the proxy holder will vote your shares in accordance with the recommendations of the Board of Directors for the four proposals described in this Proxy Statement. If other matters requiring the vote of stockholders properly come before the Annual Meeting, it is the intention of the persons named on the proxy card to vote proxies held by them in accordance with their best judgment.

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What does it mean if I get more than one proxy card?
If your shares are registered in more than one name or in more than one account, you will receive more than one card. Please complete and return all of the proxy cards you receive to ensure that ALL of your shares are voted.
Who is soliciting my vote?
Your vote is being solicited by our Board of Directors. Certain of our officers, directors, and employees, none of whom will receive additional compensation therefor, may solicit proxies by telephone or other personal communication. The Company may also engage a third party proxy solicitor. We will bear the cost of the solicitation of the proxies, including postage, printing and handling, and will reimburse the reasonable expenses of brokerage firms and others for forwarding material to beneficial owners of shares of Common Stock.
Who will count the vote?
Broadridge Financial Solutions, Inc. (“Broadridge”) will serve as master tabulator and a representative of Broadridge will act as the inspector of the elections.
What is a “quorum”?
A “quorum” is the presence of the holders of a majority of the outstanding shares entitled to vote either virtually attending or represented by proxy at the Annual Meeting. There must be a quorum for the Annual Meeting to be lawfully conducted. Proxies received but marked as abstentions, withheld votes and broker non-votes will be included in the calculation of the number of shares considered to be present at the Annual Meeting.
What are the voting requirements to approve each proposal?
Delek has implemented majority voting in uncontested elections of directors. Accordingly, Delek’s Fifth Amended and Restated Bylaws (the “Bylaws”) provide that in an uncontested election of directors, a nominee for director shall be elected if the number of votes cast “for” a nominee’s election exceeds the number of votes cast “against” that nominee’s election at a meeting at which a quorum is present in person or represented by proxy. To approve the advisory resolution approving the executive compensation program for our named executive officers, the proposal to approve the amendment to our 2016 Long-Term Incentive Plan, and the proposal to ratify the appointment of Ernst & Young as our independent registered public accounting firm for the fiscal year ending December 31, 2025, a majority of shares of Common Stock represented at the Annual Meeting and entitled to vote thereon must vote in favor of each proposal.
What is the effect of abstentions, withheld votes and broker non-votes?
Abstentions and instructions to withhold authority to vote will be treated as shares that are present and entitled to vote for purposes of determining whether a quorum exists. Shares that are not voted in the election of directors, including broker non-votes, will have no direct effect in the election of directors. Those shares, however, are taken into account in determining whether a sufficient number of shares are present to establish a quorum. Abstentions have the same effect as a vote “against” Proposals 2, 3, and 4. Broker non-votes will have no effect on the outcome of Proposals 2, 3, and 4.
“Broker non-votes” are shares held by brokers or nominees which are present by virtually attending the Annual Meeting or represented by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner. Under New York Stock Exchange (“NYSE”) rules, NYSE-member brokers who hold shares of Common Stock in street name for their customers and have transmitted our proxy solicitation materials to their customers, but do not receive voting instructions from such customers, will be permitted to vote on discretionary items.
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Non-Discretionary Items. The election of directors, the approval of the advisory resolution approving the executive compensation program for our named executive officers and the approval of the amendment to our 2016 Long-Term Incentive Plan are considered non-discretionary items and may not be voted on by brokers, banks, or other nominees who have not received specific voting instructions from beneficial owners.

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•
Discretionary Items. The ratification of the appointment of Ernst & Young LLP as independent auditors is a discretionary item. Generally, brokers, banks and other nominees that do not receive voting instructions from beneficial owners may be able vote on this Proposal in their discretion.

Can I change the number of copies of the Annual Meeting materials that I receive?
Yes. The Company will generally deliver one copy of its proxy materials to each address where multiple record holders of our Common Stock reside, unless we have received instructions to the contrary, a process commonly referred to as “householding.” If you are a registered stockholder and would like to have separate copies of the proxy materials mailed to you in the future, or you would like to have a single copy of the proxy materials mailed to you in the future, please contact your bank, broker, or other nominee record holder, or you can notify the Company by sending a written request. Written requests for additional information or additional proxy materials should be directed to our Corporate Secretary, Delek US Holdings, Inc., 310 Seven Springs Way, Suite 500, Brentwood, Tennessee 37027, or by contacting us at (214) 208-4111 or by sending an e-mail to Investor.Relations@delekus.com.
Who should I call if I have questions or need assistance voting my shares?
If you have any questions or need assistance in voting your shares, please contact our Investor Relations department at Investor.Relations@delekus.com.
Why is the Annual Meeting being held in a virtual format this year?
We will once again conduct a virtual annual meeting, which we believe provides expanded access, improved communications and cost and time savings for our stockholders and the Company. The Annual Meeting is planned to be a completely virtual meeting of stockholders, and will be conducted exclusively by webcast at www.virtualshareholdermeeting.com/DK2025.
How can I participate in the Annual Meeting?
You may virtually attend, submit questions and vote your shares during the Annual Meeting by visiting our Annual Meeting website at www.virtualshareholdermeeting.com/DK2025.
Registered Stockholders
Stockholders of record as of the Record Date may attend the Annual Meeting online by visiting www.virtualshareholdermeeting. com/DK2025 and entering the 16-digit control number included in our notice of Internet availability of the proxy materials, on your proxy card, or in the instructions that accompanied your proxy materials. Please have your proxy card containing your control number available and follow the instructions to attend the virtual Annual Meeting.
Beneficial Stockholders
Stockholders whose shares are held through a broker, bank or other nominee as of the Record Date may attend the Annual Meeting online by visiting www.virtualshareholdermeeting. com/DK2025 and entering the 16-digit control number included in our notice of Internet availability of the proxy materials, on your proxy card, or in the instructions that accompanied your proxy materials. Please have your proxy card containing your control number available and follow the instructions to attend the virtual Annual Meeting. If you are a beneficial stockholder and you wish to vote your shares online during the virtual Annual Meeting, rather than submitting your voting instructions before the Annual Meeting, you will need to contact your bank, broker or other nominee to obtain a legal proxy form that you must submit in PDF or Image file format with your ballot when voting online during the Annual Meeting.
Even if you plan to virtually attend the Annual Meeting, we recommend that you also vote by proxy as described above so that your vote will be counted if you later decide not to virtually attend the Annual Meeting. The Annual Meeting will begin promptly at 11:30 a.m., central time. Online check-in will begin at 11:00 a.m., central time, and you should allow ample time for the online check-in procedures.

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In order to ensure that your shares are represented at the Annual Meeting, we strongly encourage you to vote your shares by proxy prior to the Annual Meeting, and further encourage you to submit your proxies electronically — by telephone or by Internet — by following the simple instructions on the enclosed proxy card. Your vote is important, and voting electronically should facilitate the timely receipt of your proxy despite any potential disruptions in mail service.
May stockholders ask questions at the Annual Meeting?
Yes. Stockholders who attend the Annual Meeting will have the ability to submit questions during the Annual Meeting by visiting our Annual Meeting website at www.virtualshareholdermeeting. com/DK2025. We intend to answer all questions submitted during the Annual Meeting which are pertinent to the Company and the Annual Meeting matters, as time permits. Detailed guidelines for submitting questions during the Annual Meeting are available on the Investor Relations page of our website at www.delekus.com.
What if I have technical difficulties or trouble accessing the Annual Meeting?
Beginning 15 minutes prior to the start of and during the Annual Meeting, we will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting or during the Annual Meeting time, please call the technical support number that will be posted on the virtual meeting login page.
Is it possible that the meeting format will be changed so that it is no longer virtual only?
We believe a virtual-only format provides expanded access, improves communications and provides cost and time savings for our stockholders and the Company. However, if it becomes necessary or advisable to change the format of the Annual Meeting as circumstances evolve, we will notify stockholders as soon as practicable.
Do stockholders have any appraisal or dissenters’ rights on the matters to be voted on at the Annual Meeting?
No, stockholders of the Company will not have rights of appraisal or similar dissenters’ rights with respect to any of the matters identified in this Proxy Statement to be acted upon at the Annual Meeting.
How can I obtain additional information about the Company?
Copies of our Annual Report to Stockholders and Annual Report on Form 10-K for the year ended December 31, 2024, and our other annual, quarterly, and current reports, and any amendments to those reports, are filed with the SEC, and are available free of charge on our website, which is located at www.delekus.com. These reports and other information are filed electronically with the SEC and are available at the SEC’s website, www.sec.gov. Copies of these reports will be sent without charge to any stockholder requesting it in writing to our Corporate Secretary, Delek US Holdings, Inc., 310 Seven Springs Way, Suite 500, Brentwood, Tennessee 37027. The investor relations page of our website contains our press releases, earnings releases, financial information and stock quotes, as well as links to our SEC filings. The information posted on our website is not incorporated into this Proxy Statement.

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CORPORATE GOVERNANCE
Composition of the Board
At the date of this Proxy Statement, the Board consists of ten total directors. Eight of the directors are independent.
The Board also maintains five standing committees as listed in the table below. The role and current composition of each of these standing committees is further described under “Committees of the Board of Directors” beginning on page 13.
Additional background information about these eight independent directors follows.

	Audit Committee	Nominating and Corporate Governance Committee	Human Capital and Compensation Committee	Environmental, Health and Safety Committee	Technology Committee
Christine Benson Schwartzstein
William J. Finnerty
Richard J. Marcogliese
Leonardo Moreno
Gary M. Sullivan, Jr.
Vasiliki (Vicky) Sutil
Laurie Z. Tolson
Shlomo Zohar

  = Chair     = Member
Board Age and Tenure
The following graphic presents information about the ages and tenures of the members of our Board.

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Board Leadership
The Board is led by the Board’s Chairman, Mr. Yemin. Mr. Yemin previously served as our Executive Chairman, and transitioned to a non-executive Chairman role effective January 1, 2025.
In accordance with our Bylaws and Corporate Governance Guidelines (our “Governance Guidelines”) and with advice from our Chairman and Chief Executive Officer, the Nominating and Corporate Governance Committee and the Board periodically evaluate our leadership structure, including whether the roles of Chief Executive Officer and Chair of the Board should be held by the same or different individuals. Our Bylaws allow the Board flexibility to determine from time to time whether the two roles should be combined or separated based upon circumstances existing at such time. The Board believes Mr. Yemin’s service as Board Chairman allows him to support the CEO and to lead the Board in overseeing strategy. In light of these factors, combined with Mr. Yemin’s leadership skills, extensive history with the Company and industry expertise, the Board believes his holding the role of Chairman is in the best interest of the Company and its stockholders at this time. The Nominating and Corporate Governance Committee and the Board will continue to periodically evaluate our leadership structure, including these roles, in the future.
Because the Chairman of the Board is not an independent director, the Board considers it to be useful and appropriate to designate an independent director to serve in a lead capacity (the “Lead Independent Director”) to coordinate the activities of the other independent directors and to perform such other duties and responsibilities as the Board may determine from time to time. The Lead Independent Director is appointed annually by a majority of the independent directors on the Board and may be removed from or replaced in that position by a majority of the independent directors at any time. Mr. Finnerty has served as the Board’s Lead Independent Director since May 2023.
The Lead Independent Director chairs all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors, can call additional meetings of the independent directors as deemed appropriate, and performs such other functions as the Board may direct, including: (i) serving as principal liaison between the independent directors, on one hand, and the Chairman and senior management, on the other hand; (ii) providing input from the Board and make recommendations to the Chairman regarding Board meetings including with respect to meeting frequency, dates, locations, agendas, management participation and other matters; and (iii) consulting with the Chairman regarding information submitted by our management that is necessary or appropriate for the Board’s deliberations. In addition, the Lead Independent Director has the authority to engage in direct communication, as appropriate, with our major stockholders, and engage outside counsel and consultants.
Director Independence
At the date of this Proxy Statement and at all times during 2024, the Board was composed of a majority of independent directors. The Board has affirmatively determined that Messrs. Finnerty, Marcogliese, Moreno, Sullivan, and Zohar and Mses. Benson, Sutil, and Tolson are each independent under the rules and regulations of the NYSE, the SEC and Company guidelines, and meet the requirements for non-employee directors under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). In reaching its determinations, the Board affirmatively determined that these individuals have no material relationship with us or our management, either directly or as a partner, stockholder, or officer of an organization that has a relationship or has engaged in transactions with us or with our management. The Board based this determination and its independence determinations on a review of all of the relevant facts and circumstances, including the responses of the directors to questions regarding their employment history, compensation, affiliations and other relationships including but not limited to familial, commercial, industrial, banking, consulting, legal, accounting, charitable, and other relationships.

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2024 Board Meetings

Board Meetings. The Board held 22 meetings during 2024 and each director attended at least 75% of all Board and committee meetings on which he or she served during the year. While we do not have a policy with regard to Board member attendance at annual meetings of our stockholders, all directors serving at the time of our 2024 Annual Meeting of Stockholders attended the annual meeting on May 2, 2024.
Executive Sessions. Our independent directors also met in executive sessions without management present during each quarterly meeting of the Board in 2024. Our Lead Independent Director, Mr. Finnerty, presided over these executive sessions of independent directors. The Board intends to continue to conduct such executive sessions of independent directors as necessary or desirable in 2025, including in connection with each regular quarterly meeting. The Lead Independent Director will continue to preside at executive sessions of independent directors.
Director Experience and Skills Matrix
The Director Experience and Skills Matrix below illustrates key experience and skills that the Board has identified as important for its members. In addition to the unique skills identified in the matrix below, all of our directors are financially literate, satisfy the criteria set forth in our Governance Guidelines, and possess the characteristics that are essential for the proper and effective functioning of the Board, including:
•	The highest ethical standards, integrity and accountability;
•	Leadership experience;
•	A variety of experiences and backgrounds;
•	Accountability;
•	A commitment to compliance with legal and regulatory requirements; and
•	Loyalty.

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Stockholder Engagement
The Company is committed to active stockholder engagement through a combination of investor conferences, non-deal roadshows, quarterly conference calls and ongoing dialogue with the analyst and investment community. Our ambition is to provide transparency and clearly articulate the strategic direction of the Company, along with key drivers that underpin financial performance. We strive to deliver sustainable, long-term value to our stakeholders by maintaining active dialogue and ensuring that our objectives are aligned.
Both the Board and our management team are committed to being prudent stewards of capital with a strong commitment to good corporate citizenship. We engage in ongoing efforts to address environmental, social and governance (“ESG”) matters that are important to our stockholders. In 2021, we formalized the responsibilities of our Board committees for overseeing ESG matters. The Nominating and Corporate Governance Committee has general oversight responsibility for the Company’s ESG efforts. Specific areas overseen by the Nominating and Corporate Governance Committee include Board and committee makeup, stockholder rights, sustainability reporting, and ESG ratings. The Environmental, Health and Safety Committee and Human Capital and Compensation Committee also have areas of oversight responsibility, subject to the overall oversight of the Nominating and

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Corporate Governance Committee. The Environmental, Health and Safety Committee reviews ESG matters relevant to the health and safety of employees, the Company’s climate impact, environmental risk assessments, and those portions of sustainability reports that relating to environmental, health and safety matters. The Human Capital and Compensation Committee reviews employee characteristics, executive succession planning, and those portions of sustainability reports related to employment and compensation matters. The Audit Committee has responsibility for oversight of the inclusion of ESG disclosures in the Company’s financial statements and SEC disclosures. Overall, this alignment of committee responsibilities is intended to organize a comprehensive approach to addressing the most important ESG issues the Company faces.
Committees of the Board
The Board has five standing committees: the Audit Committee, the Human Capital and Compensation Committee, the Nominating and Corporate Governance Committee, the Environmental, Health and Safety Committee, and the Technology Committee. Although primary responsibilities may be assigned to one of these committees, the Board receives regular, detailed reports from each committee, engages in additional discussion and oversight regarding matters of particular concern or importance, and non-committee members regularly participate in meetings of each committee. At all times during 2024, all of the members of each of the Company’s standing committees were independent as defined by the rules and regulations of the NYSE, the SEC and Company guidelines. The Nominating and Corporate Governance Committee regularly reviews the membership on each of the Board’s five standing committees, and periodically considers whether rotation of committee members or chairs is in the best interests of the Company and its stockholders.
Audit Committee

Audit Committee Members	Independent	Financially Literate	Audit Committee Financial Expert
Sullivan (Chair)
Marcogliese
Moreno
Sutil
Zohar

On January 1, 2024, the Audit Committee was comprised of Messrs. Sullivan (chair), Marcogliese, Moreno, and Zohar and Ms. Sutil. The Board has determined that (i) Messrs. Sullivan, Marcogliese, Moreno, and Zohar and Ms. Sutil each qualify as independent and financially literate under applicable SEC rules and regulations and the rules of the NYSE; and (ii) Messrs. Sullivan, Marcogliese, and Zohar all qualify as an “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K.
The Audit Committee met fifteen times during 2024, as additional meetings were required for the review of related party transactions. In performing its functions and to promote the independence of the audit, the Audit Committee consults separately and jointly with the independent auditors, our internal auditors, our Chief Executive Officer, our Chief Financial Officer, and other members of our management. Among other responsibilities, the Audit Committee is responsible for assisting Board oversight of:
•	The quality and integrity of our financial statements;
•	The disclosure and financial reporting process carried out by management and the systems of internal accounting and financial controls developed and carried out by management;
•	The independent audit of our financial statements;
•	The independent registered public accounting firm’s appointment, qualifications, independence, performance and compensation;

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•	The internal audit function;
•
Our compliance with legal and regulatory requirements including procedures for the internal and external reporting of financial accounting, internal control and other concerns as required by the Sarbanes Oxley Act (the “whistleblower hotline”);

•	The general administration of our related party transactions policy; and
•	ESG-related financial disclosures in our financial reports, including compliance with SEC required disclosures, and the related internal controls over financial reporting.
Human Capital and Compensation Committee
On January 1, 2024, the Human Capital and Compensation Committee was comprised of Messrs. Zohar (chair), Finnerty, Marcogliese and Sullivan and Ms. Tolson. As a part of the Board’s annual review of director committee assignments, Mr. Sullivan transitioned off of the Human Capital and Compensation Committee in July 2024. The Board has determined that Messrs. Zohar, Finnerty, Marcogliese, and Sullivan and Ms. Tolson, each qualify as independent under applicable SEC rules and regulations and the rules of the NYSE and as a “non-employee director” for the purposes of Rule 16b-3 under the Exchange Act. The Human Capital and Compensation Committee met five times in 2024. Under its charter, the Human Capital and Compensation Committee may delegate its authority to subcommittees, the chair of the committee, or to one or more officers of the Company to make grants of equity awards to non-named executive officers and non-Section 16 officers under our incentive or equity-based plans and only in accordance with the terms of such plans. The Human Capital and Compensation Committee is only permitted to delegate its authority when it deems such delegation to be appropriate and in the best interests of the Company.
As part of the governance and oversight process of the Company, the Human Capital and Compensation Committee supports the Board and works with management to ensure that compensation practices properly reflect management and Company philosophy, competitive practice and regulatory requirements. Among other responsibilities, the Human Capital and Compensation Committee is responsible for:
•	Our compensation practices, including ensuring they reflect the Board’s and our philosophy, competitive practices and regulatory requirements and aligned with our strategic direction;
•	Evaluating the performance of our Chief Executive Officer and approving the compensation awarded to our executive officers;
•	Overseeing equity awards issued under our long-term incentive plans;
•	Periodically evaluating our compensation and benefits programs generally, including risks relating thereto;
•	ESG matters related to employees and compensation; and
•	Overseeing and reviewing the Company’s strategies, policies, and practices related to human capital management, including aspects of the Company’s ESG initiatives related to human capital management.
Nominating and Corporate Governance Committee
On January 1, 2024, the Nominating and Corporate Governance Committee was comprised of Mses. Sutil (chair) and Tolson and Messrs. Finnerty and Sullivan. The Board has determined that Mses. Sutil and Tolson and Messrs. Finnerty and Sullivan each qualify as independent under applicable SEC rules and regulations and the rules of the NYSE. The Nominating and Corporate Governance Committee met five times in 2024. Among other responsibilities, the Nominating and Corporate Governance Committee is responsible for:
•
Assisting the Board in identifying and evaluating individuals qualified to become Board members and recommending to the Board the director nominees for each annual meeting of stockholders in accordance with the parameters set forth in our Governance Guidelines;

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•	Overseeing our corporate governance policies and procedures applicable to the Governance Guidelines when required;
•	Reviewing the Governance Guidelines on an annual basis and recommending to the Board any changes deemed necessary or desirable;
•
Monitoring, overseeing and reviewing compliance with the Governance Guidelines and all other applicable policies of the Company as the Nominating and Corporate Governance Committee or the Board deems necessary or desirable;

•	Leading the Board and each of its committees in an annual assessment of their performance; and
•	General oversight of ESG matters, Board composition, stockholder rights, sustainability reporting and ESG ratings.
Environmental, Health and Safety Committee
On January 1, 2024, the Environmental, Health and Safety Committee was comprised of Messrs. Marcogliese (chair) and Finnerty and Ms. Sutil. In July 2024, the Board appointed Ms. Benson to the Environmental, Health and Safety Committee. The Environmental, Health and Safety Committee met four times in 2024. Among other responsibilities, the Environmental, Health and Safety Committee is responsible for:
•	Overseeing management’s establishment and administration of our environmental, health and safety policies, programs, procedures and initiatives;
•	Receiving periodic reports from management regarding environmental, health and safety laws, rules and regulations applicable to the Company;
•	Evaluating risks relating to such policies, programs, procedures and initiatives; and
•	ESG matters related to environment, health and safety.
Technology Committee
On January 1, 2024, the Technology Committee was comprised of Ms. Tolson (chair) and Messrs. Moreno, Sullivan, and Zohar. In July 2024, the Board appointed Ms. Benson to the Technology Committee. The Technology Committee met four times in 2024. Among other responsibilities, the Technology Committee is responsible for:
•
Overseeing management’s establishment and administration of our policies, procedures, and initiatives with respect to digitalization, technology, including artificial intelligence, cybersecurity, and information security;

•
Receiving periodic reports from management regarding our digitalization, technology, cybersecurity, and information security initiatives and related regulations and key legislation and regulatory developments;

•
Reviewing with management the adequacy of our information security and compliance program and any major security incidents that have occurred and steps that have been taken to mitigate against reoccurrence; and

•	Evaluating risks relating to such policies, programs, procedures and initiatives.

Find more online

Each of the Board’s five standing committees has a written charter that may be found on the “Corporate Governance” page of our website at https://www.delekus.com/about/corporate-governance/. Each committee reviews the adequacy of its charter on an annual basis and recommends changes to the Board, as appropriate. Paper copies of the charters are available free of charge to all stockholders by contacting Investor.Relations@delekus.com or by writing to our Corporate Secretary, Delek US Holdings, Inc., 310 Seven Springs Way, Suite 500, Brentwood, Tennessee 37027.

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Risk Oversight
The Board considers oversight of risk management to be a responsibility of the entire Board as well as its committees.
The Board’s role in risk oversight includes receiving regular reports from its committees and members of senior management on areas of material risk to the Company, including operational, compliance, financial, liquidity, credit, legal and regulatory, strategic, commercial, cybersecurity, enterprise and reputational risks. The Board further understands, evaluates and oversees risk identification, risk management and risk mitigation strategies, including cybersecurity risks.
The Board delegates to certain of its standing committees oversight of certain categories of risk. Those committees regularly report to the Board on matters relating to the specific areas of risk such committees oversee, and directors are encouraged to attend and participate, ex officio, in committee meetings, to ensure all directors engage in oversight of risks overseen by each committee. The roles of the standing committees in assisting the Board in its oversight of risk management are as follows:

Audit Committee
•
Assists the Board in monitoring and assessing the Company’s financial, commercial, liquidity, credit, regulatory, and other risks and in developing guidelines and policies to govern processes for managing these risks.
•
Discusses the Company’s policies with respect to risk assessment, as well as with respect to the specific risks the Audit Committee oversees.
•
Regularly reports to the Board on its discussions and oversight.

Human Capital and Compensation Committee
•
Assists the Board in monitoring the risks associated with the Company’s compensation policies and practices.
•
Reviews the design and goals of the Company’s compensation programs and practices in the context of possible risks to the Company’s financial and reputational well-being.
•
Reviews risks to the continuity of the Company’s management, including the retention, quality and characteristics of employees required to achieve the Company’s purpose and strategy.
•
Regularly reports to the Board on its discussions and oversight.

Nominating and Corporate Governance Committee
•
Assists the Board in monitoring the Company’s risks incident to its board and committee structures and governance structures and processes, including ESG risks.
•
Discusses risk management in the context of general governance matters, Board succession planning and committee service by directors, among other topics.
•
Regularly reports to the Board on its discussions and oversight.

Environmental, Health and Safety Committee
•
Assists the Board in monitoring the risks associated with the Company’s compliance with environmental, health and safety regulations, including related ESG matters.
•
Reviews the Company’s policies and procedures relating to EHS compliance.
•
Regularly reports to the Board on its discussions and oversight.

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Technology Committee
•
Assists the Board in monitoring the risks associated with the Company’s technological developments, digitalization, and information security.
•
Reviews regulations and key legislative and regulatory developments that could materially impact the Company’s information security risk exposure and evaluate the Company’s information technology systems, processes, policies, and controls to ensure compliance.
•
Regularly reports to the Board on its discussions and oversight.

The Full Board
•
Oversees the enterprise risk management (“ERM”) program and cyber risk management, including both operational and information security risks resulting from operating critical infrastructure and retail operations.
•
Discusses findings of the ERM program, including cyber and ESG risks, and reviews the Company’s procedures related to the ERM program and risk management.
•
Receives regular updates on these matters from the Chief Financial Officer, Chief Information and Data Officer, Chief Information Security Officer and other senior management team members.
•
Review and assess industry risk through trade organizations and government agencies.

Board Oversight of Cyber Risk
Cyber risks are monitored through our ERM program, which is overseen by the Board with our Chief Technology and Data Officer having overall responsibility for financial, information technology, and cybersecurity. In overseeing cyber risk, the Board follows the principles identified by the National Association of Corporate Directors in the oversight of cybersecurity risks.
At each regular meeting of the Board, cybersecurity risks and Company programs are discussed with the Chief Technology and Data Officer and others. Third parties are periodically engaged in the assessment of cybersecurity, including evaluating maturity under the National Institute for Security and Technology’s cybersecurity framework, testing informational and operational cyber defenses, and reviews of policies and procedures.
As discussed above, in 2021 the Board established the standing Technology Committee. One of the Technology Committee’s responsibilities is to review, assess, manage, and mitigate risks related to technological developments, digitalization and information security. The Technology Committee also reviews assessments of the effectiveness of the Company’s information security and technology programs, procedures and initiatives. The Technology Committee regularly receives reports from management regarding information security and cyber risk matters, including the Company’s contingency planning and information security training and compliance. The Technology Committee’s designated focus on these areas of the Company’s digitalization, information security and technology policies help ensure strategic alignment of the Company’s strategies with information security and risk management.
Additionally, in keeping with the Company’s commitment to provide the highest level of oversight of cybersecurity risks, we have a Chief Technology and Data Officer who focuses all of their time to ensure the safety and security of our networks and systems. Our Chief Technology and Data Officer oversees a team of security professionals within the Company and regularly updates the Board on any potential risks and threats to the Company. Our Chief Technology and Data Officer, Chief Information Security Officer, and other senior leadership brief the Board on information security matters multiple times throughout the year.
Sustainability
The Company is committed to operating in a sustainable and environmentally responsible manner. We are committed to our employees and the communities in which we operate. We have demonstrated this during strong markets and industry downturns. Our employees are our greatest asset, and we are committed to

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supporting them and the local economies of their communities. In 2024 we produced our 2023 Sustainability Report, and continued to advance our strategic plan to incorporate sustainable technology into our business, focused on projects that will provide meaningful reductions in our carbon footprint, while also providing value to our shareholders and customers. During 2024, the Company received a $4 million cost-share award from Department of Energy’s Office of Clean Energy Demonstrations for Phase I of the Carbon Capture Pilot at Big Spring Refinery project. The Company received a contract modification in December 2024 that obligates the full $95 million for all four phases of the carbon capture technology project. The project aims to capture 145,000 metric tons of carbon dioxide each year —equivalent to the annual emissions of more than 34,500 gasoline-powered cars.
Our Governance Guidelines recognize that the Board has overall responsibility for the oversight of the Company’s ESG activities, including oversight of climate-related risks and opportunities, including broad emissions reduction targets and the Company’s sustainability reports. The Board has delegated oversight of certain ESG activities to its standing committees, as set forth in each committee’s respective charter, and from time to time the Board may refer specific issues to the committees at the Board’s discretion.

Commitment to Safety
The Krotz Springs and El Dorado Refineries were named recipients of the American Fuel and Petrochemical Manufacturers’ (AFPM) Silver Safety Award for 2023.

More information on our commitment to safety and sustainability is available in our 2023 Sustainability Report, available on our website.

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The following graphic shows how the Board has organized oversight of ESG responsibilities to its standing committees:

BOARD OF DIRECTORS

AUDIT COMMITTEE

ESG Responsibilities and Oversight:

- ESG-related financial reporting and climate-risk disclosures
- Legal and regulatory compliance, including those related to ESG
- Financial risk exposure related to ESG
- Code of business conduct & ethics

HUMAN CAPITAL AND COMPENSATION COMMITTEE

ESG Responsibilities and Oversight:

- Executive compensation and incentives related to ESG goals
- Diversity, Equity & Inclusion (DE&I) programs
- EEO-1 report
- Compensation and benefits policies and practices
- ESG initiatives related to human capital management

TECHNOLOGY COMMITTEE

ESG Responsibilities and Oversight:

- Contingency planning and disaster recovery activities
- Information security policies, programs, procedures, and initiatives
- Information security risk exposure and insurance policies
- Information security breaches and mitigation

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

ESG Responsibilities and Oversight:

- Board selection criteria
- Bylaws and committee charters
- ESG initiatives, practices, and communications
- Preparation of sustainability and other significant ESG-related reports
- ESG-related legislation, regulation, and public debate
- Company engagement with stakeholders on sustainability and ESG matters

ENVIRONMENTAL, HEALTH AND SAFETY (EHS) COMMITTEE

ESG Responsibilities and Oversight:

- EHS policies and programs associated with ESG
- Litigation, policy, and regulatory disclosures related to EHS
- Contingency planning and emergency response activities
- Emerging EHS issues, trends, developments, and research
- Material impact of capital expenditures and acquisitions on EHS compliance, EHS risk exposure, and environmental performance associated with ESG

Delek Executives

Drives and implements ESG strategies, programs, and plans across the organization

The primary responsibility for assisting the Board in overseeing ESG-related matters has been assigned to the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee, which has been helping to guide these activities, is focused on elevating the Company’s ESG performance to that of a leader amongst its peers. The Human Capital and Compensation Committee also has responsibilities related to ESG-related matters, such as ensuring the consideration of executive compensation to the achievement of ESG-related goals, employee resource group initiatives, and certifying the full and proper disclosure of our EEO-1 report.
The Environmental, Health and Safety Committee exercises direct oversight over a number of ESG-related matters such as the implementation of our first greenhouse gas (“GHG”) reductions goals, the continual improvement of our workforce health and safety performance and an examination of water conservation, waste minimization, and air emission reduction efforts. The Audit Committee oversees certain ESG-related matters, such as all financial reporting disclosures related to ESG, the Company’s legal and regulatory compliance, and any potential financial risk exposure related to ESG. Each committee reports its activities to our Board, which retains overall responsibility for incorporating ESG considerations into our strategic plans.

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For example, our corporate governance and ERM programs are designed to help sustain our organization through a wide range of market and operating scenarios, and our community development efforts benefit the health and growth of the communities we serve. In addition, we are committed to supporting our employees through our health and safety policies and retention efforts. With the Board’s oversight, we have accomplished the following ESG goals:

We believe these activities support our business and are integral to achieving the goals we have for the Company.

Find more online

Delek’s 2023 Sustainability Report can be found on the “Social Commitment” page of our website at https://www.delekus.com/social-commitment/sustainability/, as well as a more comprehensive look at our corporate responsibility and sustainability policies, practices, and procedures.

Important policies and standards can be found on the “Corporate Governance” page of our website at https://www.delekus.com/about/corporate-governance/.
For more information about the Delek Fund for Hope, and information about our philanthropic programs, events, and donations, please visit the Delek Fund for Hope website at https://delekhope.com/.

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Nomination of Directors
In accordance with our Governance Guidelines and the charter of the Nominating and Corporate Governance Committee, the Nominating and Corporate Governance Committee seeks to identify individuals qualified to become directors and considers such factors as it deems appropriate, including the individual’s independence, education, experience, reputation, judgment, skill, integrity and industry knowledge. The Nominating and Corporate Governance Committee considers the individual’s contribution to the Board’s overall makeup in the foregoing factors, the degree to which the individual’s qualities and attributes complement those of other directors, and the extent to which the candidate would be a desirable addition to the Board and committees thereof. Directors should have experience in positions with a high degree of responsibility; be leaders in the organizations with which they are affiliated; and have the time, energy, interest and willingness to serve as a member of the Board.
We recognize the importance of differing viewpoints, industry and professional experiences, backgrounds, education, skill sets and personal characteristics. We believe that our Board reflects the appropriate mix of skills, experiences and personal characteristics, including with respect to gender makeup as 30% of our Board is female.
Among other criteria, the Nominating and Corporate Governance Committee seeks candidates who have business and/or professional knowledge and experience applicable to our industry and businesses and the goals and interests of our stockholders; are well regarded in their communities with a long-term, good reputation for the highest ethical standards; possess common sense and good judgment; have a positive record of accomplishment in present and prior positions; offer varying viewpoints; have an excellent reputation for preparation, attendance, participation, interest and initiative on other boards on which they may serve; and have the time, energy, interest and willingness to become involved in our business and future.
The Nominating and Corporate Governance Committee annually and periodically assesses whether the Board and its committees possess the right variety of skills and backgrounds for the current issues we face. Annually, the Nominating and Corporate Governance Committee will assess this composition in connection with the nomination of directors for re-election to the Board as well as during the annual Board and committee self-assessments. From time to time, the Nominating and Corporate Governance Committee utilizes the services of third parties to assist in identifying or evaluating director nominees. The Nominating and Corporate Governance Committee will also consider persons recommended by our stockholders and will evaluate each such person using the same criteria used to evaluate director candidates identified by the Nominating and Corporate Governance Committee. Stockholders wishing to make such recommendations may write to the Board in care of our Corporate Secretary, Delek US Holdings, Inc., 310 Seven Springs Way, Suite 500, Brentwood, Tennessee 37027. Persons making submissions should include the full name and address of the recommended person, a description of the proposed person’s qualifications and other relevant biographical information.

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Director Qualifications and
Nomination Process
Annual Assessment of Size, Composition and Structure
The Board strives to maintain an appropriate balance of tenure, turnover, characteristics, skills and experience. Our average director tenure is approximately seven years, representing an appropriate balance of tenures. The Board does not maintain term limits and in 2023 the Board amended the Company’s Governance Guidelines to remove the mandatory retirement age for directors, as the Board believes that continuity of service can provide stability and valuable insight.
The Board ensures refreshment and continued effectiveness through evaluation, nomination, and other policies, processes and practices.
For example:
•	The Nominating and Corporate Governance Committee annually reviews with the Board the qualifications for Board members and the composition of the Board as a whole.
•	The Nominating and Corporate Governance Committee annually reviews each director nominee’s continuation on the Board and makes recommendations to the full Board.
•
The Company’s Governance Guidelines provide that any director who changes the nature of the job he or she held when elected to the Board should volunteer to resign to give the Board the opportunity to review the appropriateness of continued Board membership under the circumstances.

Board and Committee Self-Assessment Process
1 Annual Self-Assessment	Each year, the Nominating and Corporate Governance Committee oversees an annual self-assessment of the full Board, which includes questions pertaining to each standing committee of the Board.
2 Board effectiveness review	The self-assessment includes a survey evaluating the functioning of the Board and its committees.
3 Presentation of results
The Chair of the Nominating and Corporate Governance Committee presents a summary of the results of the self-assessment to the Board and makes any appropriate recommendations regarding changes for consideration by the Board.

4 Incorporation of feedback	Any matters requiring further action are identified and action plans developed to address the matter.

Board Refreshment
In 2024, the Board appointed Christine Benson Schwartzstein to the Board. Ms. Benson brings significant risk management, capital markets, and green energies experience to the Board. She is the latest addition to the Board as it continues to focus on its composition to provide a variety of perspectives and a broad range of skills and qualities aligned with our strategy.

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Identification and Consideration of Director Nominees
The Board is responsible for nominating directors and filling vacancies that may occur between annual meetings, based upon the recommendation of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee process for identifying and recommending candidates includes:

1 Review	The Nominating and Corporate Governance Committee considers the Company’s current needs and long-term and strategic plans to determine the skills, experience and characteristics needed by our Board.
2 Identify
The Nominating and Corporate Governance Committee identifies candidates through the use of a professional search firm, industry organization or the business and organizational contacts of directors and management.

3 Evaluate	In evaluating potential candidates for nomination to the Board, the Nominating and Corporate Governance Committee and the Board consider several factors:
• all directors are expected to possess the highest personal and professional ethics, integrity and values and be committed to representing the long-term interests of the Company’s stockholders;
• candidates should possess skills and experience complementary to those of existing directors; and
• directors are expected to devote sufficient time and effort to their duties as a director.
4 Recommend	The Nominating and Corporate Governance Committee recommends director candidates to the Board of Directors with the goal of creating a balance of knowledge, experience and characteristics.

Find more online

The full texts of our Governance Guidelines and Code of Business Conduct and Ethics may be found on the “Corporate Governance” page of our website at https://www.delekus.com/about/corporate-governance/. Paper copies of our Governance Guidelines are available to all stockholders free of charge by contacting Investor.Relations@delekus.com or by writing to our Corporate Secretary, Delek US Holdings, Inc., 310 Seven Springs Way, Suite 500, Brentwood, Tennessee 37027.

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Stockholder Nomination of Candidates
The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. A stockholder wishing to recommend a candidate for nomination by the Nominating and Corporate Governance Committee should follow the procedures described under “Stockholder Proposals for 2026 Annual Meeting.” Stockholders wishing to make such recommendations may write to the Board in care of our Corporate Secretary, Delek US Holdings, Inc., 310 Seven Springs Way, Suite 500, Brentwood, Tennessee 37027 no earlier than December 31, 2025, nor later than January 30, 2026. Persons making submissions should include the full name and address of the recommended person, a description of the proposed person’s qualifications and other relevant biographical information. In addition, the stockholder should provide such other information deemed relevant to the Nominating and Corporate Governance Committee’s evaluation. Candidates recommended by the Company’s stockholders are evaluated on the same basis as candidates recommended by the Company’s directors, management, third-party search firms or other sources.
Compensation Committee Interlocks and Insider Participation
Each of Messrs. Finnerty, Marcogliese, Sullivan, and Zohar and Ms. Tolson served on the Human Capital and Compensation Committee during the 2024 fiscal year, and each of them qualified as independent under applicable SEC rules and regulations and the rules of the NYSE and as a “non-employee director” for the purposes of Rule 16b-3 under the Exchange Act during 2024. None of our executive officers currently serves (and did not serve during the 2024 fiscal year) as a member of the board of directors or compensation committee of another entity where an executive officer of such other entity serves as a member of our Board.
Governance Guidelines and Code of Business Conduct & Ethics
Our Governance Guidelines may be found on our website at www.delekus.com. The Governance Guidelines set out our and the Board’s guidelines on, among other things:
•	The qualifications, independence and responsibilities of directors;
•	The process for selection of director candidates and qualifications thereof;
•	Board leadership and Board meetings;
•	Annual evaluation of the performance of the Board and its committees;
•	Director compensation and orientation; and
•	The functions of the Board and its committees and the expectations we have for directors.
We have also adopted a Code of Business Conduct and Ethics that applies to all directors, officers and employees, including the principal executive officer, principal financial officer and principal accounting officer. We will, within the time periods prescribed by the SEC and the NYSE, timely post on our website at www.delekus.com any amendments to this code. If we waive any material departure from a provision of our Code of Business Conduct and Ethics, we intend to post such waiver (to the extent applicable to our principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions) on this website.
Communications with the Board of Directors
Stockholders or other interested parties who wish to communicate with any of our directors, any committee chairperson or the Board may do so by writing to the director, committee chairperson or the Board in care of our Corporate Secretary, Delek US Holdings, Inc., 310 Seven Springs Way, Suite 500, Brentwood, Tennessee 37027. Any such communications received will be forwarded directly to the director to whom it is addressed. If the communication is addressed to the Board generally and no particular director is named, the communication will be forwarded, depending on the subject matter, to the appropriate committee chairperson, to the Lead Independent Director, or to all members of the Board.

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DIRECTOR COMPENSATION
Non-Employee Director
Compensation Process
The compensation paid to our non-employee directors is determined by the Board, upon recommendation of the Human Capital and Compensation Committee. This compensation is designed to attract and retain nationally-recognized, highly-qualified directors to lead the Company, to meaningfully align the interests of those directors with the interests of stockholders and to be demonstrably fair to both the Company and its non-employee directors. In setting non-employee director compensation, the Human Capital and Compensation Committee and the Board consider these factors, as well as the significant amount of time that directors spend fulfilling their duties to the Company, the skill and experience required of the directors and other factors deemed appropriate by the Human Capital and Compensation Committee from time to time. The Human Capital and Compensation Committee and the Board relies upon various sources of information and advice including the advice of independent consultants, comparative surveys, third party proprietary databases providing comparative information, the current economic conditions and industry environment in which the Company operates and the Human Capital and Compensation Committee members’ common sense, experience and judgment. Non-employee director compensation typically consists of both cash and equity components.
The following table shows our non-employee director compensation for 2024, the cash portions of which were paid ratably each quarter:

2024 Non-Employee Director Compensation
Annual Base Retainer Fee	$115,000
Chair Fee: Audit Committee	$15,000
Chair Fee: Human Capital and Compensation Committee	$12,000
Chair Fees: Nominating and Corporate Governance Committee, Environmental, Health and Safety Committee, and Technology Committee	$8,000
Annual Equity Award*	$145,000
Lead Independent Director Fee	$25,000

*	The annual equity award to non-employee directors is a RSU award that vests over one year. The number of RSUs is based on the closing price of the Company’s Common Stock on the date of grant.

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The following table sets forth a summary of the compensation paid to our non-employee directors during fiscal year 2024.

2024 Director Compensation
Name (1)	Fees Earned or Paid in Cash (2)	Stock Awards (3)	Option Awards	Changes in Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Christine Benson Schwartzstein (4)	$109,629	$196,810 (5)	—	—	—	$306,439
William J. Finnerty	$140,000	$144,976	—	—	—	$284,976
Richard J. Marcogliese	$123,000	$144,976	—	—	—	$267,976
Leonardo Moreno	$115,000	$144,976	—	—	—	$259,976
Gary M. Sullivan, Jr.	$145,000 (6)	$144,976	—	—	—	$289,976
Vasiliki (Vicky) Sutil	$123,000	$144,976	—	—	—	$267,976
Laurie Z. Tolson	$123,000	$144,976	—	—	—	$267,976
Shlomo Zohar	$127,000	$144,976	—	—	—	$271,976

(1)	As the only employee directors, Messrs. Yemin and Soreq did not receive any compensation in 2024 for their services as directors.
(2)
This column reports the amount of cash compensation earned in 2024 for Board and committee service. Amounts in this column include both annual cash retainers and fees for services on as chair of committees during 2024.

(3)
Amounts in this column represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for financial statement reporting purposes of 5,827 RSUs granted to each of Messrs. Finnerty, Marcogliese, Moreno, Sullivan, and Zohar and Mses. Benson, Sutil, and Tolson on June 10, 2024. The grant date fair value of $24.88 per share for Messrs. Finnerty, Marcogliese, Moreno, Sullivan, and Zohar and Mses. Benson, Sutil, and Tolson was equal to the closing stock price on the grant date. The RSUs vest quarterly over the course of one year.

(4)	Effective January 18, 2024, Christine Benson Schwartzstein was appointed as a director.
(5)
Ms. Schwartzstein received a one-time stock award grant on March 10, 2024, in the value of $51,834, inclusive of 1,956 shares with a fair market value of $26.50 per share as a pro-rated award for her time of service. The first half vested immediately, and the second half vested on June 10, 2024.

(6)
In addition to the regular cash fees paid to Mr. Sullivan in 2024, the Board also approved a one-time cash payment of $15,000 in recognition of Mr. Sullivan’s work in connection with the negotiation of the intercompany transactions between the Company and Delek Logistics in July 2024.

Non-Employee Director Compensation for 2025
The Human Capital and Compensation Committee and the Board review data and analysis provided by its independent compensation consultant, Pay Governance, in conjunction with other factors and the objectives discussed above in setting non-
employee. For 2025, the only change to the Company’s non-employee director compensation is that Mr. Yemin will receive an annual Board Chair fee of $150,000 in addition to his annual base retainer, which commenced on becoming non-executive Chairman of the Board on January 1, 2025.

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PROPOSAL 1: ELECTION OF DIRECTORS
At the Annual Meeting, ten directors are to be elected to hold office until the 2026 Annual Meeting and until their successors are duly elected and qualified or until their earlier termination of service. All director nominees are currently serving on our Board. The Board has determined that each of Messrs. Finnerty, Marcogliese, Moreno, Sullivan, and Zohar and Mses. Benson, Sutil, and Tolson qualifies as an independent director under applicable SEC rules and regulations and the rules of the NYSE.
We believe that each director nominee will be able to stand for election. All nominees have consented to be named and have indicated their intent to serve if elected. If any nominee becomes unable to stand for election, proxies in favor of that nominee will be voted in favor of any substitute nominee named by the Board. If you do not wish your shares to be voted for one or more of the nominees, you may so indicate when you vote by withholding your vote for the particular nominee. The persons named in the enclosed proxy card intend to vote the proxy for the election of each of the ten nominees, unless you indicate on the proxy card that your vote should be withheld from any of the nominees.
Biographies for each director nominee are set forth below. Except as listed in their biographies, no director has served as a director of a publicly traded company or a registered investment company in the past five years.
The Company’s Bylaws require majority voting in uncontested elections of directors. Accordingly, a nominee for director is only elected if the number of votes cast “FOR” the nominee’s election exceeds the number of votes cast “AGAINST” that nominee’s election at a meeting at which a quorum is present in person or represented by proxy. Shares that are not voted in the election of directors, including abstentions and broker non-votes, have no direct effect in the election of directors. Those shares, however, are taken into account in determining whether a sufficient number of shares are present to establish a quorum.
The Board has adopted a director resignation policy (the “Policy”) in the event that an incumbent director fails to receive the required number of votes for re-election in an uncontested election. The Policy requires that a director who fails to receive the required number of votes for re-election in an uncontested election will tender his or her resignation to the Chair of the Board for consideration by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider the resignation and make a recommendation to the Board concerning its acceptance or rejection. In doing so, the Nominating and Corporate Governance Committee will consider all factors deemed relevant, including, but not limited to, the stated reason why stockholders voted against the director’s re-election, the director’s qualifications, and whether the director’s resignation would be in the best interests of the Company and its stockholders. The Board will then consider information, factors, and alternatives considered by the Nominating and Corporate Governance Committee in making its ultimate decision of whether to accept or reject the director’s resignation.
The Board of Directors recommends a vote “FOR” each of the following nominees.

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Ezra Uzi Yemin Director since: 2001 Age: 56
Business Experience:
Mr. Yemin has served as the Chairman of our Board since December 2012. He served as the Executive Chairman of the Board from June 2022 through December 2024. Mr. Yemin served as our Chief Executive Officer from June 2004 to June 2022, and as our President from April 2001 to June 2022. He also served as the Chairman of the Board of Directors and Chief Executive Officer of Delek Logistics GP, LLC, the general partner of Delek Logistics Partners, LP, from April 2012 to June 2022, and now serves as the Chairman of the board of directors since June 2022.

Qualifications: The Board believes that Mr. Yemin’s significant leadership experience with the Company as well as his extensive industry experience make him a valuable asset to the Board.

Avigal Soreq Director since: 2022 Age: 47
Business Experience:
Mr. Soreq joined the Company as Chief Executive Officer and President and as President of Delek Logistics in June 2022. Mr. Soreq was also appointed as one of our directors in June 2022. Previously, he served as Chief Executive Officer of El Al Airlines, an Israeli airline, from January 2021 until May 2022. Prior to that, Mr. Soreq served in several roles at the Company from December 2012 through 2020, including Chief Operating Officer, Chief Commercial Officer, Executive Vice President and Vice President. Mr. Soreq also served on the Board of Directors of Alon USA Energy, Inc. from 2015 to 2017. Before joining the Company, Mr. Soreq worked for SunPower Corporation (NASDAQ: SPWR), and previously as a senior finance and business consultant for Trabelsy & Co., and as a consultant in the corporate finance department for KPMG’s Tel-Aviv office. Mr. Soreq served in the Israeli Air Force in various roles between 1996 and 2004 and reached the rank of Major. Mr. Soreq is a certified public accountant in Israel.

Qualifications:
The Board believes that Mr. Soreq’s service on the Board provides it with important interaction with, and access to, management’s principal policy-maker that facilitates the Board’s development and implementation of Company policies. In addition, his extensive industry experience, leadership skills and knowledge of the Company make him well-qualified to serve on our Board.

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Christine Benson Schwartzstein Director since: 2024 Age: 44 Committees: • EHS • Technology
Business Experience:
Ms. Benson has over 20 years of experience in natural resources risk management, capital markets, and investing. She is currently a director and member of the Audit Committee of Apollo Infrastructure Company LLC, which owns, operates and provides capital for infrastructure assets. She is also currently a director and member of the Nominating and Corporate Governance Committee and Risk oversight Committee of Talen Energy Corporation (NASDAQ: TLN), an independent power producer and infrastructure company. Ms. Benson serves on the Audit Committee of the board of directors of Apollo Infrastructure and on the Nominating and Corporate Governance and Risk Oversight Committees of the board of directors of Talen. Ms. Benson is also a director of Just Energy (U.S.) Corp., a leading independent distributor of electricity and natural gas in the United States. She previously served as a member of the Senior Advisory Board of Orion Infrastructure Capital, an infrastructure investment firm, until 2023 after serving as a Managing Director and Investment Principal from 2021 to 2022. Before joining Orion Infrastructure Capital, Ms. Benson spent 17 years in various roles at Goldman Sachs & Co. Most recently, she was a Managing Director in the Financing Group on the Structured Finance and Risk Management team in the Investment Banking Division; there she was responsible for the firm’s commodity structured finance efforts within Investment Banking. Prior to that, Ms. Benson was a Managing Director on the Energy Sales and Structuring teams in the Securities Division. She began her career at Goldman Sachs in 2004 as an analyst on the Energy team. Ms. Benson received an A.B. in Earth and Planetary Sciences, magna cum laude, from Harvard University in 2004.

Qualifications:
The Board believes that Ms. Benson’s extensive experience in risk management, capital markets, and green energies as well as her background in natural resources and investing will provide the Board with instrumental insights.

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William J. Finnerty Director since: 2014 Age: 76 Committees: • NCG • EHS • HCC
Business Experience:
Mr. Finnerty has served as our Lead Independent Director since May 2023, a position he previously held from November 2015 until February 2020. Mr. Finnerty previously served as a member of the Human Capital and Compensation Committee from 2014 until May 2023 and its Chairperson from February 2020 until May 2023. Mr. Finnerty has over 40 years of experience leading businesses in the petroleum and refining industry. From 2011 until 2012, he served as a member of the board of directors of CVR Energy Inc. (NYSE: CVI) where he chaired the environmental, health and safety committee and was a member of the nominating and corporate governance committee. Prior to retiring from Tesoro Corporation in 2010, he served as its executive vice president, strategy and corporate development and as its chief operating officer. Mr. Finnerty served on the board of directors of the National Petrochemical and Refiners Association (now known as the American Fuel & Petrochemical Manufacturers) from 2005 to 2010 and was its vice chairman from 2007 to 2010. Mr. Finnerty’s career began with Texaco, Inc. in 1970. Since then, he also held executive positions with Equiva Trading Company and Chevron Corporation (NYSE: CVX).

Qualifications:
The Board believes that Mr. Finnerty’s experience in all facets of the downstream sector with both integrated major oil companies and independent refiners, as well as his expertise in strategic considerations, provide significant value to the Company.

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Richard J. Marcogliese Director since: 2020 Age: 72 Committees: • EHS, Chair • Audit • HCC
Business Experience:
Mr. Marcogliese has over 40 years of experience in the refining industry. He is currently the principal of iRefine, LLC, a privately-owned petroleum refining consulting company. From 2011 to 2019 Mr. Marcogliese served as an executive advisor of Pilko & Associates L.P., a private chemical and energy advisory company. Mr. Marcogliese has served as a director of Cenovus Energy, Inc. since 2016 and serves as the chair of the safety, sustainability and reserves committee and as a member of the audit committee. From 2000 to 2010, he worked for Valero Energy Corporation where he held increasingly senior positions, including serving as executive vice president and chief operating officer from 2007 to 2010. Prior to joining Valero, Mr. Marcogliese worked for ExxonMobil Corporation for over 25 years. Mr. Marcogliese also served as an operations advisor to NTR Partners III LLC, a private investment company, from 2013 to 2017, and to the chief executive officer of Philadelphia Energy Solutions, from 2012 to 2016. Mr. Marcogliese is a past chair of the Western States Petroleum Association. Mr. Marcogliese holds a Bachelor of Engineering degree in Chemical Engineering from the New York University School of Engineering and Science.

Qualifications:
The Board believes that Mr. Marcogliese’s vast experience in the refining industry and background in operations, consulting, and strategic planning provide the Board with invaluable insights as the Company continues to execute on our growth strategy.

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Leonardo Moreno Director since: 2022 Age: 46 Committees: • Audit • Technology
Business Experience:
Mr. Moreno has 20 years of experience in the energy industry. Since July of 2023 he has served as Chief Executive Officer of Zelestra, a multinational corporation specializing in the development, engineering, construction, commercialization, and operation of large-scale renewable projects. Mr. Moreno also served as President of AES Clean Energy from 2020 to 2023. Prior to being President, Mr. Moreno held various Executive positions with AES Corporation, including Senior Vice President, Corporate Strategy & Investments and Chief Commercial Officer from 2017 to 2020, Chief Financial Officer, Europe from 2015 to 2016, and other leadership roles related to strategy, finance, commercial, investments, mergers and acquisitions, and sustainability. Mr. Moreno has also served as Chairman of the Board of the American Clean Power Association from 2022 to 2023, director of AES Brasil Energia S.A. (AESB3:BZ) from 2018 to February 2022 and as an alternate director of AES Andes S.A. (AESANDES.SN) since 2018. Mr. Moreno also served as a Senior Auditor for Ernst & Young in Brazil from 2003 to 2005. Mr. Moreno holds a Bachelor of Arts in Business Administration from Universidade Federal de Minas Gerais, Brazil and has continued his education through executive business and leadership programs at the London Business School, Harvard Business School, Georgetown University and the University of Virginia.

Qualifications:
The Board believed that Mr. Moreno’s extensive experience in the renewable energy industry provides the Board with valuable expertise as the Company navigates the changing face of the energy industry.

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Gary M. Sullivan, Jr. Director since: 2015 Age: 78 Committees: • Audit, Chair • NCG • Technology
Business Experience:
Mr. Sullivan previously served as a member of the Human Capital and Compensation Committee from August 2019 through July 2024. Mr. Sullivan previously served as a member of the board of directors of Delek Logistics GP, LLC and the chair of its audit committee from 2012 until 2015. Mr. Sullivan is a certified public accountant, a certified global management accountant and has completed the National Association of Corporate Directors’ Cyber-Risk Oversight Program and holds the Fundamentals of Sustainability Accounting credential from the International Financial Reporting Standards Foundation. Mr. Sullivan was a faculty member at Virginia Commonwealth University’s School of Business from 2012 to mid-2022 where he taught accounting and auditing. From 2009 to 2012, Mr. Sullivan was a private investor. From 1975 through 2009, Mr. Sullivan served in various roles with Deloitte & Touche LLP culminating in the role of senior client partner from 2004 through 2009 where he worked with public companies, including sponsors of master limited partnerships. Mr. Sullivan retired from the U.S. Navy as a Captain in 1990 after serving in various naval aviation and naval reserve intelligence assignments. Mr. Sullivan holds a Bachelor of Arts in economics from the University of Virginia and a Master of Business Administration from Tulane University. Additionally, Mr. Sullivan completed the Association of International Certified Professional Accountants Certificate in Fundamentals of ESG and Certificate in Cybersecurity Fundamentals for Finance Professionals.

Qualifications:
The Board believed that Mr. Sullivan’s experience as a certified public accountant and partner with Deloitte & Touche LLP provides the Board with valuable expertise in matters involving finance and accounting.

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Vasiliki (Vicky) Sutil Director since: 2019 Age: 60 Committees: • NCG, Chair • EHS • Audit
Business Experience:
Ms. Sutil has over 30 years of experience in the petroleum and refining industry. Ms. Sutil has served on the board of Antero Resources Corporation (NYSE: AR) since 2019 and has chaired their ESG Committee since May 2020. From July 2017 to January 2020, she worked with SK E&P Company focused on strategic planning, and from 2014 to 2016, Ms. Sutil worked with California Resources Corporation as Vice President of Commercial Analysis for CRC Marketing, Inc. From 2000 to 2014 she worked with Occidental Petroleum Corporation in various capacities including roles in Corporate Development, Mergers and Acquisitions and Financial Planning. Ms. Sutil has additional experience with ARCO Products Company and Mobil Oil Corporation working as a Project Engineer and Business Analyst in the Refining and Marketing Divisions. From 2010 to 2015, Ms. Sutil served as a member of the board of directors of Plains All American Pipeline, L.P. (NASDAQ: PAA), and from 2013 to 2015 Ms. Sutil served as a member of the board of directors of Plains GP Holdings. L.P. Ms. Sutil holds a Bachelor of Science Degree in Mechanical Engineering with an emphasis in Petroleum Engineering from the University of California, Berkeley and an MBA from Pepperdine University. Additionally, Ms. Sutil is Corporate Directorship certified by the National Association of Corporate Directors (NACD).

Qualifications: The Board believed that Ms. Sutil’s varied experience in the refining and petroleum industry provides the Board with valuable expertise in energy industry matters.

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Laurie Z. Tolson Director since: 2021 Age: 64 Committees: • Technology, Chair • NCG • HCC
Business Experience:
Since March 2020, Ms. Tolson has been the chief executive officer of Tolson Consulting Company, where she advises companies on digital transformation strategies. Ms. Tolson has served on the board of directors for Landys & Gyr (SIX: LAND) since July 2021 and serves on the remuneration committee. Ms. Tolson served on the board of directors of Fenix Marine Services from 2020 to 2022 when it was sold. From 2017 to 2020, Ms. Tolson served as the chief digital officer of GE Transportation, a division of Wabtec Corporation, which manufactures equipment for the railroad, marine, mining, drilling and energy generation industries. Prior to that, Ms. Tolson worked at ABB Ltd. (NYSE: ABB), a publicly-traded manufacturer of electrification, industrial automation, and robotics and motion products. At ABB, Ms. Tolson served as executive vice president of research and development, product management and marketing from 2012 to 2016, and then as global head of the enterprise software group from 2016 to 2017. Ms. Tolson’s experience also includes five years as vice president, software, at Dell Inc., and 13 years as vice president, Java software group, at Sun Microsystems, Inc. Ms. Tolson attended Point Loma Nazarene University where she graduated with a Bachelor of Arts degree in business administration and economics and minor in computer science, and she holds an MBA from National University in La Jolla, California. Ms. Tolson has completed the National Association of Corporate Directors’ Cyber-Risk Oversight Program.

Qualifications:
The Board believes that Ms. Tolson’s many years of experience at the intersection of technology and the energy and transportation industries provide important expertise as the Board navigates technological developments in the petroleum industry.

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Shlomo Zohar Director since: 2010 Age: 73 Committees: • HCC, Chair • Audit • Technology
Business Experience:
Mr. Zohar served as Chairperson of the Governance Committee from 2013 until February 2020. Mr. Zohar also served as our Lead Independent Director from February 2020 until May 2023. Mr. Zohar has worked as an independent consultant in the financial services sector since 2006. Between 2006 and 2009, Mr. Zohar served as a member and chair of the boards of directors of Israel Discount Bank Ltd., Mercantile Discount Bank Ltd., Israel Discount Capital Markets & Investments Ltd. and Israel Credit Cards, Ltd. During this time, Mr. Zohar also served as a member and vice chair of the board of directors of Israel Discount Bank of New York and as a member of the board of directors of Discount Bancorp, Inc.

Qualifications: The Board believes that Mr. Zohar’s financial industry experience provides the Board with valuable expertise in the Company’s financial and accounting matters.

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Executive Officers
As of the date of this Proxy Statement, we have five executive officers who lead the Company. Our executive officers are elected by the Board and serve at the discretion of the Board, rather than for specific terms of office.

AVIGAL SOREQ Chief Executive Officer and President Age: 47	MARK HOBBS Executive Vice President and Chief Financial Officer Age: 55
JOSEPH ISRAEL Executive Vice President, President, Refining and Renewables Age: 54	DENISE MCWATTERS Executive Vice President, General Counsel, and Corporate Secretary Age: 65
REUVEN SPIEGEL Executive Vice President, Special Projects Age: 68

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Information regarding the background and experience of each of these executive officers is listed below, except for information regarding Mr. Soreq, which is included under Proposal 1 above since he is a director standing for re-election at the Annual Meeting.
Executive Officers

Mark Hobbs
Mr. Hobbs has served as our Executive Vice President and Chief Financial Officer since March 2025. Previously he served as our Executive Vice President, Corporate Development beginning in October 2022. Prior to joining the Company, he was a Managing Director in investment banking at Citigroup serving as Global Head of Downstream sector coverage since 2011 and as a member of the Clean Energy Transition group since 2021. From 2004 through 2011, Mr. Hobbs was a member of the Global Energy Group at UBS based in Houston and in London from 2009 until 2011 as Head of Europe, Middle East, and Africa energy coverage. Mr. Hobbs was previously an energy investment banker in Houston with both Morgan Stanley and CS First Boston. Mr. Hobbs holds an undergraduate degree from the University of Texas at Austin and an MBA from Columbia Business School in New York.

Joseph Israel
Mr. Israel has served as our Executive Vice President, President, Refining and Renewables since January 2025. Mr. Israel previously served as our Executive Vice President, Operations from March 2023 through December 2024. Mr. Israel is an industry veteran with over 25 years of energy experience and a proven track record of driving operational excellence. Most recently, he served as President & CEO, Par Petroleum LLC, a subsidiary of Par Pacific. He also served as Senior Vice President, Par Pacific Holdings, and a Member of Par Pacific’s Board of Directors. Mr. Israel served on the board of directors of Par Pacific Holdings from 2015 through 2022, and was a member of the board’s Operations and Technical Committee. In these roles, he led operations for Par’s integrated refining and logistics system, including 154,000 barrels per day of refining capacity. Mr. Israel has also held leadership positions at Hunt Refining Company and Alon USA, which was acquired by the Company in 2017.

Denise McWatters
Ms. McWatters has served as the Executive Vice President, General Counsel and Corporate Secretary of the Company and of the general partner of Delek Logistics since February 2021. Ms. McWatters previously served as the General Counsel, Chief Compliance Officer and Corporate Secretary of HF Sinclair Corporation, formerly HollyFrontier Corporation, an independent petroleum refiner (NYSE: DINO), and of the general partner of Holly Energy Partners, L.P. (NYSE: HEP) from May 2008 until August 2019. Prior to joining HollyFrontier, Ms. McWatters served as the General Counsel of The Beck Group, an architecture, construction and design firm, from 2005 through October 2007. Ms. McWatters also previously served as a shareholder at two national law firms.

Reuven Spiegel
Mr. Spiegel has served as our Executive Vice President, Special Projects since March 2025. Previously he served as our Chief Financial Officer from May 2020 to February 2025. Mr. Spiegel also serves as a member of the board of directors of the general partner of Delek Logistics since July 2014. Prior to joining the board of directors of the general partner of Delek Logistics, Mr. Spiegel served as Chief Executive Officer of Israel Discount Bank Ltd. (TLV: DSCT) from 2011 through 2014 where he had previously held the position of Executive Vice President from 2001 through 2005. In 2005 and 2006, Mr. Spiegel also served as Chairperson of the board of Discount Mortgage Bank. Mr. Spiegel also served as Chief Executive Officer of IDB Bank of NY from 2006 to 2010. He also has experience as an executive in the real estate industry.

DELEK US HOLDINGS, INC.	2025 PROXY STATEMENT | 38

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
This “Compensation Discussion and Analysis” is intended to provide material information that is necessary to provide an understanding of our compensation policies and decisions regarding the individuals named in the Summary Compensation Table in this Proxy Statement. These individuals may be referred to as our “named executive officers” or “NEOs” herein. For 2024, our NEOs were as follows:
Avigal Soreq, our Chief Executive Officer and President;
Joseph Israel, our Executive Vice President, President, Refining and Renewables;
Denise McWatters, our Executive Vice President, General Counsel, and Corporate Secretary;
Reuven Spiegel, our Executive Vice President, Special Projects, and former Chief Financial Officer; and
Ezra Uzi Yemin, our Chairman and former President and Chief Executive Officer.
Executive Summary
Company Performance in 2024
As more fully described in the Company’s 2024 Annual Report, the Company achieved numerous accomplishments during 2024, including:

✔
Investing in Energy Transition: We were selected by the Department of Energy’s Office of Clean Energy Demonstrations to negotiate a cost-sharing agreement in support of a carbon capture pilot project at the Big Spring refinery. The DOE Carbon Capture Large-Scale Pilot Project program provides 70% cost-share for up to $95 million of federal funding to support project development.

✔
Extending Long Term Debt Maturities: Delek Logistics sold $1,050.0 million in aggregate principal amount of 8.625% Senior Notes due 2029, the net proceeds of which were used to redeem the Delek Logistics notes due 2025, pay off the Delek Logistics term loan facility and to repay borrowings under the Delek Logistics revolving credit facility.

✔
Strengthening the Balance Sheet: Delek Logistics completed two public offerings of common units resulting in gross proceeds of $297.5 million, which were used to repay borrowings under the Delek Logistics revolving credit facility and to redeem Delek Logistics’ preferred units issued in connection with the acquisition of H2O Midstream.

✔	Executing Safe and Reliable Operations: Our focus on safe and reliable operations allowed us to achieve record throughput for the second quarter of 2024 as reliability continues to increase.
✔
Enhancing Environmental Standards with Capital Expenditures: We successfully completed a benzene stripper project at the Big Spring Refinery, which supports achievement of our Clean Air Act Consent Decree requirements related to benzene in wastewater.

✔
Expanding Delek Logistics’ Natural Gas Processing: In the second quarter of 2024, Delek Logistics made the final investment decision to build a new natural gas processing plant adjacent to its plant in the Permian Basin, with an anticipated start-up of early 2025.

✔
Monetizing Our Retail Operations: On September 30, 2024, we closed the previously announced transaction to sell our 249 retail fuel and convenience stores under the Delek US Retail brand. Net cash proceeds before taxes related to this transaction were approximately $390.2 million.

✔
Executing Strategic Midstream Acquisition: On September 11, 2024, Delek Logistics completed the previously announced acquisition of 100% of the limited liability company interests in H2O Midstream, consisting of water disposal and recycling operations in the Midland Basin in Texas, for total consideration of $229.7 million comprised of approximately $159.7 million in cash and $70.0 million of preferred equity.

✔
Maximizing Shareholder Value: On August 1, 2024, we purchased an additional 0.6% indirect investment in Wink to Webster Pipeline LLC for $18.6 million, bringing our total indirect ownership in the pipeline joint venture to 15.6%. On August 5, 2024, we contributed all of our 50% investment in the holding company which owns our 15.6% indirect interest in the Wink to Webster Pipeline LLC joint venture and related joint venture indebtedness to a subsidiary of Delek Logistics. Total consideration was comprised of $83.9 million in cash, forgiveness of a $60.0 million payable to Delek Logistics and 2.3 million of Delek Logistics common units.

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Compensation Highlights for Fiscal 2024
The following are the highlights of our 2024 compensation program:
■
Our Human Capital and Compensation Committee has adopted a strong pay-for-performance philosophy which targets compensation at the market median of a group of similarly sized energy and industrial companies.

■
Compensation is paid in a mix of base salary; annual cash-based incentives under our Annual Incentive Plan (“AIP”); and equity-based long-term incentive awards (consisting of equal amounts of Restricted Stock Units (“RSUs”) and Performance-based Restricted Stock Units (“PSUs”)).

■	Compensation is tied to our financial, operating, environmental, safety, and stock performance, so that a substantial portion of the compensation provided to our executive officers is at risk.
■
In October 2024, our Human Capital and Compensation Committee implemented an equity-based enterprise optimization plan (“EOP”) and established rigorous cost reduction targets for the one year performance period ending December 31, 2025. This plan was adopted to motivate and reward employees to achieve cost reduction targets under our enterprise optimization initiative. Performance under the plan will be measured on a run rate basis over the third and fourth quarters of 2025.

■
Our equity-based long-term incentive program is intended to attract, motivate, and retain participants, and to enhance stockholder value through the use of non-cash, equity incentive compensation opportunities. In 2024 as in past years, 50% of the target value of each executive’s long-term incentive opportunity was granted in time vesting RSUs allocated evenly between Company stock and Delek Logistics common units, and 50% was granted in performance-vesting PSUs. The time-vesting RSUs vest on a quarterly basis over a three-year period and the PSU grants are earned based on our total shareholder return (“TSR”) relative to 24 companies in the S&P 400 Energy Index in four tranches with three one-year performance periods (2024, 2025, and 2026) and a single three-year performance period (2024-2026), with earned PSUs vesting at the end of the three-year period.

Advisory Vote on Executive Compensation
We conducted an advisory vote to approve our executive compensation at our 2024 Annual Meeting of Stockholders, and more than 95% of the votes cast were in favor of our executive compensation program as described in our 2024 Proxy Statement. As a result, our NEO compensation was approved (on an advisory basis) by our stockholders in 2024.
While these votes are not binding on us, our Board or its committees, we believe it is important for our stockholders to have an opportunity to express their views regarding our executive compensation philosophy, our compensation policy and programs, and our decisions regarding executive compensation, all as disclosed in our Proxy Statement. Our Board and its Human Capital and Compensation Committee value the opinions of our stockholders. Our Board will consider any concerns raised by our stockholders and our Human Capital and Compensation Committee will evaluate whether any actions are necessary to address the concerns. In addition to the advisory vote to approve our executive compensation, we encourage ongoing engagement with our stockholders on executive compensation and corporate governance issues.

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Summary of Compensation Actions for 2024 and 2025
At its February 2025 meeting, the Human Capital and Compensation Committee approved the following actions regarding the Company’s compensation program for 2025. The Human Capital and Compensation Committee’s actions were influenced by the Company’s current financial and share performance, a desire to maintain strong pay for performance alignment, as well as market insights and advice provided by the Human Capital and Compensation Committee’s independent consultant.

The Human Capital and Compensation Committee approved payouts under the 2024 AIP for 2024 at 35% of target for the Company’s executive officers, including our NEOs, based on the Company’s significant achievements toward its Sum of the Parts initiatives.

PSUs measuring TSR relative to peers were granted in 2022 for the 2022 through 2024 performance periods reach the threshold level payout. Awards granted in 2022, for the 2022 to 2024 performance periods achieved the 29th percentile ranks, resulting in 57% achievement.

The Human Capital and Compensation Committee approved an Annual Incentive Plan for the 2025 fiscal year (the “2025 AIP”) applicable to executive officers. Under the 2025 AIP, payment of awards will be based on the Company’s Adjusted EBITDA for the year ending December 31, 2025. Under the 2025 AIP, annual bonuses will be capped at target based on our non-financial measures for our executive officers unless the Company’s Adjusted EBITDA for the year ending December 31, 2025 equals or exceeds a $404 million EBITDA threshold. If this threshold is achieved, the 2025 AIP will be funded and the payouts will be determined based on Company Adjusted EBITDA achievement, and operating metrics.

The Human Capital and Compensation Committee approved long-term incentive awards to our named executive officers under the Company’s 2016 Long-Term Incentive Plan (the “2016 Equity Plan”). The awards consist of RSUs and PSUs. The RSUs generally vest quarterly in equal amounts through the third anniversary of the grant date (provided the initial installment that would otherwise vest three months following the grant date will instead vest with the second installment six months following the grant date), subject to the employee’s continued employment with the Company. One-half of the RSUs entitle the holder to Company stock upon vesting and one half of the RSUs entitle the holder to Delek Logistics common limited partner units upon vesting.

One-half of the PSUs granted in 2025 relate to Company stock and one-half relate to Delek Logistics common limited partner units. The respective PSUs vest at the end of the applicable three-year performance period based on our relative total shareholder return (“TSR”), which we define generally as appreciation in the Company’s stock price plus all dividends paid during the applicable performance period, relative to the performance of a group of 25 companies in the S&P 400 Energy Index identified by the Human Capital and Compensation Committee. Our NEOs may earn from 0% to 200% of the PSUs granted based on certain performance standards.
Compensation Overview, Objectives and Philosophy
Our executive compensation framework in 2024 emphasized retention and recruitment in a manner that was designed to support stockholder value and reward the performance of our executive officers with reference to the overall performance of the Company. We have developed a compensation framework that is designed to:
•	Attract, motivate and retain key executives.
•	Centralize administration and control over individual compensation components.

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•	Align the long-term economic interests of our executives with our stockholders by providing a meaningful portion of executive compensation in the form of equity awards.
•	Reward excellence and performance by executives that increases the value of our stock and promotes an ethical culture amongst our employees.
These objectives govern the decisions that the Human Capital and Compensation Committee makes with respect to the amount and type of compensation payable to our executive officers. Further, we believe that these objectives strengthen our commitment to operate our business in conformity with the highest standards of ethical conduct.
Elements of Our Compensation
The compensation framework for our executive officers consists primarily of the following three elements:
■
Fixed Compensation: Base salaries, pre-determined severance, limited fringe benefits and perquisites and other benefits are primarily intended to attract and retain our executive officers by providing reliable compensation that is not contingent upon short-term or long-term objectives.

■	Annual Incentive Compensation:
Performance-based annual cash bonuses are primarily intended to reward superior performance of both financial and non-financial goals and support fixed compensation in attracting and retaining our executive officers.
■	Long-Term Incentive Compensation: Long-term incentive compensation in 2024 included grants of time-vesting RSUs and performance-based PSUs.
Regarding the mix of these elements in our executive compensation framework, our philosophy has been to weigh more heavily toward long-term incentive compensation and less toward fixed and annual incentive compensation, and we expect this philosophy to continue. Each of these elements is discussed further below.
Compensation Setting Process
The Human Capital and Compensation Committee is responsible for determining the amount and mix of total compensation to be paid to our executive officers. In making these determinations for our NEOs other than Mr. Soreq, the Human Capital and Compensation Committee typically solicits the input and recommendations of Mr. Soreq. With respect to Mr. Soreq, the Human Capital and Compensation Committee recommends his compensation to the Board of Directors for approval. For all of our NEOs, the Human Capital and Compensation Committee references external consultant studies of our compensation programs.
Our goal from each year is to develop an appropriate mix of fixed, annual incentive and long-term incentive compensation to attract and retain our executive officers while simultaneously incentivizing them to exert their best efforts to maximize near-term results and longer-term value for our stockholders.
External Consultants
We believe that, in some circumstances, external compensation consultants can provide valuable assistance to us in setting executive compensation. The Human Capital and Compensation Committee typically engages external compensation consultants to provide reports related to the design and amount of executive compensation and to evaluate achievement under performance awards. The Human Capital and Compensation Committee also engages compensation consultants to provide director compensation analyses and target compensation reports that are used to develop our director compensation framework. Finally, the Human Capital and Compensation Committee engages compensation consultants to assist us with the development of our annual cash bonus plans and the evaluation of achievement under

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such plans. For 2024, the Human Capital and Compensation Committee retained Pay Governance LLC (“Pay Governance”), a nationally recognized independent executive compensation consultant, to provide the Human Capital and Compensation Committee advice on executive compensation matters going forward. We expect that, from time to time, the Human Capital and Compensation Committee will continue to reference data and guidance provided, and to be provided, by Pay Governance or similar external consultants in setting executive and director compensation. The Human Capital and Compensation Committee believes that Pay Governance is independent of management and provides the Committee with objective guidance.
Benchmarking
We believe that effective executive compensation practices depend upon the particular facts and circumstances of each employer and should not be dictated by the practices of others. However, we recognize there is competition for executive talent and we believe that referencing specific and aggregated compensation data from certain companies and groups of companies from time to time can be a useful tool in our decision-making process for all areas of our compensation framework.
At its July 2024 meeting, the Human Capital and Compensation Committee approved a revised compensation peer group of twenty companies for use in 2024 (the “Comparator Group”). Pay Governance played a key role in identifying a broader set of companies to serve as peers based on the following characteristics:
•	Companies with commodity exposure, cyclical/volatile business cycles, heavy manufacturing operations, and/or safety and environmental focus;
•	U.S.-based industrial public companies from the refining, midstream, chemical, and materials industries; and
•	Reasonably aligned with the Company from a market capitalization and revenue and assets perspective.
We believe compensation data derived from appropriate comparative cross sections of competitors in our industries and companies with market capitalization and/or operating complexity similar to ours provides meaningful market information to be referenced from time to time in our compensation decisions. The Comparator Group consists of the following 20 companies:

Alcoa Corporation	CVR Energy, Inc.	PBF Energy Inc.
Arconic Corporation	EnLink Midstream, LLC	Plains All American Pipeline, L.P
Cabot Corporation	Genesis Energy, L.P.	Radius Recycling, Inc. L.P.
Calumet Specialty Products Partners, L.P.	Green Plains Inc.	Ryerson Holding Corporation
The Chemours Company	HF Sinclair Corporation	Sunoco LP
Commercial Metals Company	Huntsman Corporation	World Kinect Corporation
Crestwood Equity Partners LP	Par Pacific Holdings, Inc.

At its July 2024 meeting, the Human Capital and Compensation Committee approved a revised compensation peer group of twenty companies for use in 2025 that replaced Arconic and Crestwood Equity Partners due to their being acquired and replaced them with Global Partners LP and Olin Corporation.
Variable Compensation and Promotion of a Long-Term Perspective
We increase the variable at-risk components of compensation for our executives as they progress in our organization while adjusting the ratio of short-term to long-term compensation to promote accountability and a long-term equity ownership culture. We structure our executive compensation program so that the proportion of variable versus fixed compensation increases as the role and responsibility of the executive increases. We believe this structure is appropriate as executives are best positioned to affect the Company’s

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performance. Therefore, we believe our executives should receive a substantial portion of their total compensation value in the form of long-term equity incentives that measure and reward the Company’s performance over a multiple year period. The table below illustrates that the actual percentage of variable pay relative to total compensation depends on the executive’s position within the Company. Generally, the higher the executive’s position within the Company, the greater the proportion of variable pay that is linked to Company performance and stockholder return metrics. Similarly, as an executive rises to positions of greater responsibility within our Company, short-term compensation begins to decrease proportionately relative to long-term compensation which, in most cases, begins to represent a greater proportion of the executive’s total compensation. Accordingly, the decision to emphasize variable elements for these individuals results in a reduced emphasis on fixed elements of compensation. In some cases, the variances between short-term and long-term compensation are related to tenure or initial compensation package provided upon hiring.
Fixed Compensation
A portion of our NEOs’ overall cash compensation is base salary. Generally, NEO base salaries have not been based upon specific measures of corporate performance, but are determined by the Human Capital and Compensation Committee with reference to each employee’s individual performance, position and responsibilities, the fixed compensation of our other NEOs and other members of senior management, competitive data and the recommendations of our Chief Executive Officer (except as it pertains to his own compensation). We generally seek to position executive officer base salaries around the median of the Comparator Group and survey data from other companies of similar size to us. The Human Capital and Compensation Committee believes that the fixed compensation paid to our executive officers is appropriate and helps achieve our objectives to attract, retain and motivate our executive officers.
For a description of the base salaries and other elements of fixed compensation paid to our NEOs for 2024, please refer to the Summary Compensation Table in this Proxy Statement.
The following chart summarizes the breakout of fixed versus variable compensation and short-term versus long-term compensation as disclosed in the Summary Compensation Table for our NEOs in 2024.

	Fixed vs. Variable Compensation		Short vs. Long-Term Compensation
	% of Annual Compensation Fixed	% of Annual Compensation Variable (1)	% of Short-Term Compensation (1)	% of Long-Term Compensation
Avigal Soreq	13%	87%	8%	92%
Joseph Israel	17%	83%	7%	93%
Denise McWatters	26%	74%	10%	90%
Reuven Spiegel	22%	78%	10%	90%
Ezra Uzi Yemin	29%	71%	27%	73%

(1)	The percent listed is based on the actual bonus payout for 2024.
Annual Incentive Compensation
Annual cash bonuses paid to our executive officers for a fiscal year are typically determined in the first quarter of the ensuing fiscal year and are intended to reward company-wide performance.
No compensatory arrangement with any executive officer guarantees that an annual cash bonus will be paid to her or him each year. The decision to award annual cash bonuses to our executive officers, and the determination of the amounts thereof (if any), is the prerogative of the Human Capital and Compensation Committee and/or the Board.
2024 Annual Incentive Plan
In February 2024, the Human Capital and Compensation Committee approved an Annual

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Incentive Plan for the 2024 fiscal year (the “2024 AIP”) applicable to executive officers.
The Human Capital and Compensation Committee approved the financial, operational, safety and sustainability metrics for the 2024 AIP as set forth in the following table. In addition, the Human Capital and Compensation Committee included a multiplier to adjust payouts under the 2024 AIP up or down 35% based upon on the Committee’s assessment of achievement toward the Company’s Sum of the Parts strategy.

2024 AIP Performance Metrics
Category	Metric	Weight	Target	0.5x	1.0x	1.5x	2.0x
Financial	EBITDA	40%	785.4	550.0	785.4	863.9	942.5
Financial	Fixed Opex and G&A Budgets	15%	1101.6	See Chart Below
Operational	Solomon Availability (OA)	15%	96.0%	94.0%	96.0%	96.6%	97.2%
HSE	LTIR (1)	7.5%	0.30	0.36	0.30	0.27	0.24
	TRIR (1)	2.5%	0.52	0.62	0.52	0.47	0.42
	Tier 1P (2)	2.5%	16	19	16	14	13
	PSE (2)	6.3%	12	14	12	11	10
	Environmental (2)	6.3%	46	55	46	41	37
Sustainability (3)	GHG	2.5%	15.35	18.42	15.35	13.82	12.28
	Human Capital	2.5%	1%	0.50%	1%	1.50%	2%
Total	100%

Weight Multiple	2.0x	1.0x	0.0x
Achievement	30.00%	15.00%	0.0%
Metric	+/- 2.5% Target	< +5% Target	> +5%

(1)	Safety as measured by each of (i) the Company’s total recordable incident rate (“TRIR”) and (ii) the Company’s days away, restricted or transferred rate (“DART”).
(2)
Process safety management/environmental metrics as measured as follows: (i) Tier I events at company refining facilities under the OSHA Process Safety Management standard, (ii) PSE, and (iii) environmental metrics.

(3)	Focus on greenhouse gas reduction initiatives and comprehensive hiring practices.
2024 AIP Performance
In February 2025, the Human Capital and Compensation Committee evaluated the performance of the Company under the 2024 AIP under each of the metrics described above. The Company’s 2024 Adjusted EBITDA did not meet the threshold level of $550 million, which resulted in no achievement under the performance metrics. The Human Capital and Compensation
Committee then considered the achievements of the Company toward the Company’s Sum of the Parts strategy, including the following:
•	Executing strategic midstream acquisitions in the H2O Midstream and Gravity acquisitions.
•	Strengthening the balance sheet through the sale of the Company’s retail operations for $390.2 million, raising $297.5 million

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through public offerings of Delek Logistics common units, and extending long term debt maturities through the sale of $1,050.0 million of Delek Logistics notes due 2029.
•	Completing intercompany transactions including the dropdown of the Wink to Webster Pipeline joint venture and the extension of intercompany agreements between the Company and Delek Logistics.
In recognition of these accomplishments, the Human Capital and Compensation Committee applied the Sum of the Parts modifier of the 2025 AIP to pay out amounts at the 35% level.
The following table illustrates each NEO’s opportunity under 2024 AIP as well as the actual bonus earned under the 2024 AIP for 2024 performance:

	2024 AIP Opportunities as a % of Base Salary			Actual 2024 AIP Earned
	Minimum	Target	Maximum	% of Base Salary	Dollar Value
Avigal Soreq	0%	140%	280%	49%	$441,000
Joseph Israel	0%	90%	180%	32%	$189,000
Denise McWatters	0%	75%	150%	26%	$122,669
Reuven Spiegel	0%	90%	180%	32%	$189,000
Ezra Uzi Yemin	0%	140%	280%	49%	$245,000
Enterprise Optimization Plan
As part of the Company’s efforts to reduce costs and promote efficiency, in 2024 the Company implemented an enterprise optimization initiative with a goal of at least a $100 million improvement in expenses through 2025. To support this initiative, in October 2024 the Human Capital and Compensation Committee approved an equity-based enterprise optimization incentive plan (the “EOP”). The EOP is focused on increasing the Company’s free cash flow via shared services outsourcing, improvements to refining operating expenses, commercial growth, and interest expense reduction, while also incentivizing retention of key employees.
The EOP has a performance period ending December 31, 2025. Payouts would not occur unless the Company reaches at least $100 million in free cash flow (“FCF”) savings on a one-year run rate basis exiting 2025, using an average of the FCF savings in the third and fourth quarters of 2025 over the Company’s second quarter 2024 reported results. The following table sets forth the targets for the EOP.

EOP FCF Metric	Average of Q3 and Q4 2025 Results
	Target	Max
Annualized FCF Savings	$100 million	$200 million

No payouts will occur unless the $100 million annualized run rate FCF savings are met. Furthermore, for any payment in excess of target, a stock price hurdle of 0-20% stock price improvement at any point from plan adoption through payout in March 2026 must be met, with payouts limited by the hurdle on a straight-line basis from 0% (at target) to 20% (for maximum payout). Payouts between the target and maximum payouts would be based on straight-line interpolation.
The EOP metrics were designed with project level detail to enable assurance over the calculation of the chosen metrics through reviews by the Company’s internal audit function as well as audits of vesting estimates by the Company’s

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independent registered public accounting firm, EY, with any discrepancies to be reported to management and the Audit Committee prior to any vesting.
Approximately 102 employees participate in the EOP, including our executive officers. EOP awards to our executive officers consisted of performance-vesting PSUs with a target payout of one times the executive’s target bonus, with a maximum payout of three times the executive’s target bonus. The Human Capital and Compensation Committee reserved the discretion to pay some or all of the ultimate award payout in cash, to be paid equally among all participants. Participants must remain in continuous service to the Company through the payout date to receive an award.
Long-Term Incentives
The Human Capital and Compensation Committee believes that the grant of long-term compensation, primarily in the form of long-term equity incentive awards, to our executive officers is appropriate to attract, motivate and retain such individuals, and enhance stockholder value through the use of non-cash, equity incentive compensation opportunities. The Human Capital and Compensation Committee believes that the best interests of our stockholders would be most effectively advanced by enabling our executive officers, who are responsible for our management, growth and success, to receive compensation from time to time in the form of long-term incentive awards. Because the vesting of long-term awards is based upon continued employment with us, the awards are designed to provide our executive officers with an incentive to remain with us. Since long-term awards will increase in value in conjunction with an increase in the value of our Common Stock or other performance metrics, such awards are also designed to align the interests of our executive officers and our stockholders.
Compensatory Arrangements and Long-Term Incentives
No compensatory arrangement with any NEO guarantees that long-term incentive compensation will be awarded to her or him each year. The decision to award long-term incentive compensation to our NEOs, and the determination of the amounts thereof (if any), is the prerogative of the Human Capital and Compensation Committee and/or the Board.
TSR performance awards are based on relative performance, with the payout determined based on the rank of the Company’s TSR (stock price plus all dividends paid during the applicable performance period) compared to the TSR of the peer group companies (see the list of companies below), over the three-year performance period, as well as for each year within the performance period. Shares may be earned each year if the performance criteria are met, or forfeited if the performance criteria are not met. Awards do not vest and payout until the end of the three-year performance period and are subject to the executive’s continued employment. The time-vested RSUs vest quarterly in equal amounts through the third anniversary of the grant date (provided the initial installment that would otherwise vest three months following the grant date will instead vest with the second installment six months following the grant date). The time vested RSUs are conditioned upon the employee’s continued employment with the Company.
Equity Awards in 2024
In 2024, the Human Capital and Compensation Committee approved long-term incentive awards to our named executive officers under the 2016 Long-Term Incentive Plan (the “2016 Plan”). The awards have two components: (i) time-vested RSUs and (ii) PSUs. The time-vested RSUs generally vest quarterly in equal amounts through the third anniversary of the grant date (provided the initial installment that would otherwise vest three months following the grant date will instead vest with the second installment six months following the grant date). The time-vested RSUs are conditioned upon the employee’s continued employment with the Company.
The PSUs granted to Messrs. Soreq, Israel and Spiegel and Ms. McWatters on March 10, 2024 were subject to performance periods beginning January 1, 2024 and ending December 31, 2024, beginning January 1, 2025 and ending

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December 31, 2025, beginning January 1, 2026 and ending December 31, 2026, and beginning January 1, 2024 and ending December 31, 2026.
The PSUs vest at the end of the applicable performance period and are based on our relative TSR, which we define generally as appreciation in the Company’s stock price plus all dividends paid during the applicable performance period, relative to the performance of the peer group of companies identified by the Human Capital and Compensation Committee. Our named executive officers may earn from 0% to 200% of the PSUs granted based on the performance standards in the table below:

Performance Level	Relative TSR	Payout (as a % of target)
Below Threshold	< 25th Percentile	0%
Threshold	25th Percentile	50%
Target	50th Percentile	100%
Maximum	≥ 75% Percentile	200%

The peer group used to evaluate TSR consisted of the following companies:

Archrock, Inc.	Northern Oil and Gas, Inc.	ProPetro Services, Inc.	Nabors Industries Ltd.
Comstock Resources, Inc.	SM Energy Company	Liberty Energy Inc.	Oil States International, Inc.
Oceaneering International, Inc.	Core Laboratories Inc.	Helmerich & Payne, Inc.	Talos Energy Inc.
Bristow Group Inc.	California Resources Corporation	REX American Resources Corporation	Vital Energy, Inc.
World Kinect Corporation	Helix Energy Solutions Group, Inc.	RPC, Inc.	Dorian LPG Ltd.
CVR Energy Inc.	Par Pacific Holdings	Green Plains Inc.	Patterson-UTI Energy, Inc.

2016 Long-Term Incentive Plan
In 2016, our stockholders approved our 2016 Plan, which succeeded our 2006 Long-Term Incentive Plan (the “2006 Plan”) adopted by our Board upon our initial public offering. The 2016 Plan allows us to grant stock options, stock appreciation rights (“SARs”), restricted stock, RSUs, performance awards and other stock-based awards to certain directors, officers, employees, consultants and other individuals who perform services for us or our affiliates. RSU and PSU awards under the 2016 Plan may be accompanied by dividend equivalent rights providing for a lump sum cash amount equal to the accrued dividends from the grant date of the RSU or PSU, which is paid in cash on the vesting date.

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The Human Capital and Compensation Committee generally administers the 2016 Plan, has discretion to select the persons to whom awards are made under the 2016 Plan, and prescribes the terms and conditions of each award under the 2016 Plan. The Board also has the power to administer the 2016 Plan. With respect to the application of the 2016 Plan to non-employee directors, the Board has sole responsibility and authority for matters relating to the grant and administration of awards. For a description of the Human Capital and Compensation Committee’s delegation of authority to grant equity awards, please see the narrative discussion of our Human Capital and Compensation Committee under the heading “Committees of the Board of Directors” in this Proxy Statement.
Equity awards under the 2016 Plan are subject to exercise or base prices equal to (or greater than) the market price of our Common Stock on the grant date. We define the market price of our Common Stock as the NYSE closing price on the date of the grant, or the last previous NYSE closing price if the date of the grant occurs on a day when the NYSE is not open for trading. For a description of the equity awards made under the 2016 Plan in 2024 to our NEOs and directors, please see the narrative discussions and tables under the headings “Grants of Plan-Based Awards in 2024” and “2024 Director Compensation” in this Proxy Statement.
We intend to continue our practice of providing long-term equity-based compensation under the 2016 Plan to our employees, including our NEOs, through time-vested grants with exercise or base prices equal to (or greater than) the fair market value of our Common Stock on the grant date. We also intend to continue our practice of making initial grants to newly hired executives, including future NEOs. The Human Capital and Compensation Committee does not currently consider gains or losses from prior equity awards in setting other elements of compensation.
Fringe Benefits, Perquisites and Severance Provisions
Our NEOs are eligible to participate in the benefit plans generally available to all of our employees, which include health, dental, life insurance, vision and disability insurance. We also sponsor a voluntary 401(k) Employee Retirement Savings Plan (“401(k) Plan”) for eligible employees (including our NEOs) administered by Fidelity Investments. Employees must be at least 21 years of age to participate in the 401(k) Plan. Prior to January 1, 2021, after the first anniversary of employment with us, provided such employee is at least 21 years of age and with at least 1,000 hours worked, we matched employee contributions to the 401(k) Plan, including those by our NEOs, on a fully vested basis up to a maximum of ten percent of eligible compensation.
Because compensation limits imposed on qualified retirement plans by the Internal Revenue Code prevent certain of our executives, including our NEOs, from being able to contribute amounts to the 401(k) Plan sufficient to receive the full Company match of ten percent of eligible compensation, in 2019, we adopted the Delek US Holdings, Inc. Deferred Compensation Plan (the “Deferred Compensation Plan”) that allows our executives, including our NEOs, to receive such matching contributions. The Deferred Compensation Plan allows participating executives, including our NEOs, to defer up to 50% of their base salary, and up to 100% of amounts payable under our annual incentive plan, and, prior to January 1, 2021, receive matching contributions as if they had been made under the 401(k) Plan up to a maximum of ten percent of eligible compensation.
Since the 2008 tax year, we have reimbursed our executive officers for the cost of professional preparation of their income tax returns. Because our executive officers are typically among our most highly compensated employees, their personal tax returns may be examined in connection with examinations of our tax returns. In addition, Exchange Act reporting requirements expose the executive officers’ compensation to public scrutiny. We believe that encouraging our executive officers to seek professional tax advice will mitigate the personal risks that accompany the heightened scrutiny of their compensation, provide us with a retention and recruiting tool for executive officers, and protect us from the

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negative publicity that could surround an executive officer’s misstatement of his or her personal income tax liabilities.
We currently have written employment arrangements with each of Messrs. Soreq, Israel and Spiegel, and Ms. McWatters. These employment arrangements generally provide for certain benefits to and commitments from each NEO, including:
•	Provisions requiring the confidentiality of Company information obtained by the executive during his or her employment;
•	In some instances, non-competition and non-solicitation restrictions on the executive in the event of termination of his or her employment; and
•
The provision of certain perquisites described above including reimbursement of certain tax preparation costs and, for Messrs. Soreq and Spiegel, the use of a Company-owned vehicle, and for Mr. Spiegel, reimbursement for certain rent expenses, which perquisites are more fully described in the Summary Compensation Table in this Proxy Statement.

In addition, these employment agreements, as well as the terms of the 2006 Plan, the 2016 Plan, and Delek Logistics LTIP, may require us to provide compensation or other benefits to our NEOs in connection with certain events related to a termination of employment or a change in control or exchange transaction. For a description of the terms of these arrangements, see “Potential Payments Upon Termination or Change-in-Control” in this Proxy Statement. We have established these arrangements because we believe that providing NEOs with compensation and benefit arrangements upon termination or a change in control or exchange transaction is necessary for us to be competitive with compensation packages of other companies in our industry and assists us in recruiting and retaining talented executives. In addition, formalizing these benefits provides us with certainty in terms of our obligations to an eligible executive in the event that our relationship with any such executive is terminated.
Stock Ownership Guidelines
The Board has adopted the following stock ownership and retention guidelines for its executive officers, including Mr. Soreq, and for our non-employee directors:

INDIVIDUAL	VALUE OF SHARES TO BE OWNED
Chief Executive Officer	5x Base Salary
Other Executive Officers	2x Base Salary
Non-Employee Directors	3x Annual Retainer

Executive officers and non-employee directors have five years to meet the requisite ownership threshold and, once attained, are expected to continuously own sufficient shares to meet that threshold. Compliance with the guidelines is monitored by the Human Capital and Compensation Committee. All of our executive officers and non-employee directors were in compliance with our stock ownership and retention guidelines as of the date of this Proxy Statement.
Clawback Policy
Our Human Capital and Compensation Committee has adopted a clawback policy (the “Clawback Policy”). Under the Clawback Policy, if our consolidated financial statements are restated within three years of the first filing of such financial statements with the SEC due to material noncompliance with any financial reporting requirements under applicable securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period, the Human Capital and Compensation Committee may require that any current or former employee subject to the Clawback Policy (which includes all of our executive officers) forfeit and/or return to us all or a portion of any compensation that was granted, earned, or vested based wholly or in part upon the attainment of a Financial Reporting Measure (as such term is defined in the Clawback Policy) and shall include any award of stock options,

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restricted stock, RSUs, PSUs, or other performance shares, phantom shares or SARs during the period subject to restatement or the period during which the fraud, intentional misconduct, gross negligence, or failure to monitor conduct or risk took place.
Prohibition Against Speculative Transactions
Our Code of Business Conduct and Ethics, which applies to all of our employees and directors, prohibits speculative transactions in our stock such as short sales, puts, calls or other similar options to buy or sell our stock in an effort to hedge certain economic risks or otherwise. In 2019, we also prohibited the pledging of our stock as collateral for loans or otherwise, with existing pledges grandfathered in.
Guidelines for Trades by Insiders
We maintain policies that govern trading in our Common Stock by officers and directors required to report under Section 16 of the Exchange Act, as well as certain other employees who may have regular access to material non-public information about us. These policies include pre-approval requirements for all trades and periodic trading “black-out” periods designed with reference to our quarterly financial reporting schedule. We also require pre-approval of all trading plans adopted pursuant to Rule 10b5-1 promulgated under the Exchange Act. To mitigate the potential for abuse, no trades are allowed under a trading plan within 90 days after adoption.
Equity Award Policies and Practices
Our policy is to grant equity awards on the tenth day of the third month of each quarter irrespective of when in such quarter the Human Capital and Compensation Committee approves to grant the equity award to our named executive officers. We do not grant equity awards in anticipation of the release of material nonpublic information nor time the release of material nonpublic information based on equity award grant dates for the purpose of affecting the value of executive compensation.

Find more online
The following may be found on the “Corporate Governance” page of our website at https://www.delekus.com/about/corporate-governance/:
Share Ownership and Retention Requirements for Directors and Executive Officers
Clawback Policy
Code of Business Conduct and Ethics

Human Capital and Compensation Committee Report
The Human Capital and Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and based on the review and discussions, the Human Capital and Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.
Members of the Human Capital and Compensation Committee
Shlomo Zohar, Chair
William J. Finnerty
Richard J. Marcogliese
Laurie Z. Tolson

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Summary Compensation Table
The Summary Compensation Table below summarizes the compensation for the fiscal year ended December 31, 2024 (and the two prior fiscal years) for (i) our principal executive officer (Mr. Soreq), (ii) our principal financial officer for the year ended December 31, 2024 (Mr. Spiegel), and (iii) our three other most highly compensated executive officers for the fiscal year ended December 31, 2024 (Ms. McWatters and Messrs. Israel and Yemin). We refer to these individuals collectively herein as our “named executive officers” or “NEOs.” The footnotes to the Summary Compensation Table set forth narrative discussions of the material factors necessary to understand the information disclosed in the table.

Name Principal Position(s)	Fiscal Year	Salary (1)	Bonus (2)	Stock Awards (3)	Option Awards	Non-Equity Incentive Plan Compensation	All Other Compensation (4)	Total
		($)	($)	($)	($)	($)	($)	($)
Avigal Soreq Chief Executive Officer and President	2024	900,000	441,000	5,282,174	—	—	54,722	6,677,896
	2023	880,000	1,120,000	3,623,101	—	1,948,100	152,096	7,723,297
	2022	421,538	—	3,721,397	—	1,898,400	294,429	6,335,764
Joseph Israel EVP, President, Refining and Renewables	2024	600,000	189,000	2,621,077	—	—	112,470	3,522,547
	2023	438,462	—	1,100,897	—	759,000	236,831	2,535,190
Denise McWatters EVP, General Counsel, and Corporate Secretary	2024	467,310	122,669	1,150,118	—	—	59,086	1,799,183
	2023	400,000	300,000	724,611	—	474,375	26,064	1,925,050
	2022	400,000	—	875,342	—	508,500	19,195	1,803,037
Reuven Spiegel EVP, Special Projects; former Chief Financial Officer	2024	600,000	—	1,794,390	—	189,000	160,942	2,744,332
	2023	580,000	375,000	1,057,004	—	825,413	120,284	2,957,701
	2022	500,000	—	1,000,473	—	635,625	57,210	2,193,307
Ezra Uzi Yemin Chairman, former Executive Chairman (5)	2024	500,000	245,000	652,971	—	—	341,470	1,739,441
	2023	650,000	1,280,417	1,499,970	—	1,438,938	49,423	4,918,748
	2022	937,500	—	9,253,982	—	2,170,306	79,109	12,440,898

(1)
Amounts shown represent 26 bi-weekly pay periods during each fiscal year and are not reduced to reflect the NEO’s contributions, if any, to the Company’s 401(k) Plan. Amounts shown are amounts actually earned by the NEO during the applicable fiscal year and reflect, to the extent applicable, the impact of any salary adjustments during the year.

(2)	For 2024, the amounts reported in this column reflect payouts related to the Sum of the Parts modifier under the 2024 AIP.
(3)
Amounts in this column represent the grant date fair value of PSUs, DK RSUs, and DKL RSUs granted under the 2016 Plan as calculated for financial statement reporting purposes. It does not represent the value of equity awards actually paid to the respective executives in any given year due to vestings and forfeitures. For the values of equity awards which actually vested in 2024, see the column titled “Stock Awards – Value Realized on Vesting” in the Option Exercises and Stock Vested Table below.

The fair value of PSUs is calculated using a Monte-Carlo simulation model, which assumes a risk-free rate of interest of 4.25%, an expected term of 2.81 years and expected volatility of 51.41%. The EOP employs the Monte-Carlo simulation model, which presumes a risk-free rate of 4.13% and an expected term of 1.15 years. The fair value of RSUs is calculated using the closing price of our

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Common Stock and DKL’s common units on the date of the grant. Assumptions used in the calculation of these amounts for the 2024 fiscal year are included in footnote 20 to our audited financial statements for the 2024 fiscal year included in our Annual Report on Form 10-K filed with the SEC on February 26, 2025. Because the fair value of PSUs is calculated differently than the fair value of RSUs, the grant date fair values for PSUs and RSUs covering identical quantities of shares may differ. If achievement of the highest level of performance conditions is assumed, the grant date fair value of the PSUs and RSUs granted in 2024 would be $8,239,844 for Mr. Soreq, $2,689,977 for Mr. Israel, $1,929,172 for Ms. McWatters, $2,992,587 for Mr. Spiegel, and $1,958,912 for Mr. Yemin. The grant date fair value of each PSU and RSU award in 2024 is set forth in the Grants of Plan-Based Awards in 2024 table on page 54.
(4)
For fiscal year 2024, this amount includes matching contributions to the Company’s 401(k) Plan in the amount of $38,410 for Mr. Soreq and $46,000 for each of Messrs. Israel, Spiegel and Yemin and Ms. McWatters, and group term life insurance premiums of $3,152 for Mr. Soreq, $3,177 for Mr. Israel, $13,086 for Ms. McWatters, $17,557 for Mr. Spiegel and $4,907 for Mr. Yemin. For Mr. Soreq, this amount also includes reimbursement in the amount of $8,910 for professional tax preparation fees, $3,250 for medical examination fees, and $1,000 for HSA employer contributions. For Mr. Israel, this amount also includes reimbursement in the amount of $4,000 for professional tax preparation fees, $3,250 for medical examination fees, and $63,293 for relocation services rendered in 2024. For Mr. Spiegel, this amount also includes reimbursement in the amount of $910 for phone expenses, $79,332 for rent, $3,250 for medical examination fees, and $13,893 for auto expenses. For Mr. Yemin, this amount also includes reimbursement in the amount of $25,000 for professional tax preparation fees, $1,037 in health center fees, and a payout of $264,526 related to accrued vacation days as of December 31, 2024, when Mr. Yemin ceased to be an employee of the Company. No other NEO had perquisites or other personal benefits in 2024 with an aggregate value in excess of $10,000.

(5)	Mr. Yemin ceased being an employee on December 31, 2024 and remains on the Board of Directors as the Company’s non-executive Chairman.

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Grants of Plan-Based Awards in 2024
The following table provides information regarding plan-based awards granted to our NEOs during fiscal year 2024:

Name	Estimated Future Payouts Under Non-Equity Incentive Plan Awards ($)(1)				Estimated Future Payouts Under Equity Incentive Plan Awards (#)(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards (3)
	Threshold	Target	Maximum	Grant Date	Threshold	Target	Maximum
Soreq	—	$1,260,000	$2,520,000	3/10/2024				33,018 (4)	$874,977
				3/10/2024				22,389 (5)	$874,962
				3/10/2024	6,604	13,207	26,414		$445,076
				3/10/2024	6,604	13,207	26,414		$452,472
				3/10/2024	6,604	13,208	26,416		$452,902
				3/10/2024	13,208	26,415	52,830		$1,006,412
				10/7/2024	31,111	62,222	186,666		$1,175,374
Israel	—	$540,000	$1,080,000	3/10/2024				9,433 (4)	$249,975
				3/10/2024				6,397 (5)	$249,995
				11/11/2024				53,908 (6)	$999,993
				3/10/2024	1,887	3,773	7,546		$127,150
				3/10/2024	1,887	3,773	7,546		$129,263
				3/10/2024	1,887	3,774	7,548		$129,410
				3/10/2024	3,774	7,547	15,094		$287,541
				10/7/2024	11,852	23,703	71,109		$447,750
McWatters	—	$352,502	$705,003	3/10/2024				6,603 (4)	$174,980
				3/10/2024				4,477 (5)	$174,961
				3/10/2024	1,321	2,641	5,282		$89,002
				3/10/2024	1,321	2,641	5,282		$90,481
				3/10/2024	1,321	2,642	5,284		$90,594
				3/10/2024	2,642	5,283	10,566		$201,282
				10/7/2024	8,704	17,407	52,221		$328,818
Spiegel	—	$540,000	$1,080,000	3/10/2024				10,377 (4)	$274,991
				3/10/2024				7,036 (5)	$274,967
				3/10/2024	2,075	4,150	8,300		$139,855
				3/10/2024	2,076	4,151	8,302		$142,213
				3/10/2024	2,076	4,151	8,302		$142,338
				3/10/2024	4,151	8,302	16,604		$316,306
				10/7/2024	13,333	26,666	79,998		$503,721
Yemin	—	$700,000	$1,400,000	10/7/2024	17,284	34,567	103,701	—	$652,971

(1)	Represents possible payouts under the 2024 AIP.
(2)
The amounts in this column reflect the threshold, target, and maximum shares to be issued upon the vesting of PSUs. The PSUs granted to Messrs. Soreq, Israel, and Spiegel and Ms. McWatters on March 10, 2024 are subject to four different performance periods: January 1, 2024 and ending December 31, 2024, January 1, 2025 and ending December 31, 2025, January 1, 2026 and ending December 31, 2026, and January 1, 2024 and ending December 31, 2026. The PSUs granted to Messrs. Soreq, Israel, Spiegel, and Yemin and Ms. McWatters on October 7, 2024 are subject to a performance period beginning in the third quarter of 2024 and ending December 31, 2025 as described above with respect to the EOP.

(3)
The amounts in this column reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for financial statement reporting purposes over the expected term of the grant. Assumptions used in the calculation of this amount for the 2024 fiscal year are included in footnote 20 to our audited financial statements for the 2024 fiscal year included in our Annual Report on Form 10-K filed with the SEC on February 26, 2025. Because the fair value of PSUs is calculated differently than the fair value of RSUs, the grant date fair values for PSUs and RSUs covering identical quantities of shares may differ.

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(4)	The amounts in this column reflect the Delek shares to be issued upon the vesting of RSUs granted under the 2016 Plan. The RSUs vest quarterly for three years, pro rata.
(5)
The amounts in this column reflect the Delek Logistics common units to be issued upon the vesting of RSUs granted under the Delek Logistics 2012 Long-Term Incentive Plan. The RSUs vest quarterly for three years, pro rata.

(6)	The amounts represent a one-time equity award granted under the 2016 Plan. This award vests quarterly over the course of one year.
Narrative to the Summary Compensation Table and Grants of Plan-Based Awards in 2024 Table
The following is a discussion of certain terms of the employment agreements with our NEOs that we believe are necessary to an understanding of the information disclosed in the Summary Compensation Table and Grants of Plan-Based Awards in 2024 Table.
Soreq Employment Agreement
On May 28, 2022, we entered into an employment agreement with Mr. Soreq (as amended, the “Soreq Agreement”) with a fixed term ending on June 12, 2026. On November 6, 2024, we entered into an amendment extending the term through June 12, 2028. The term of the Soreq Agreement is evergreen after June 12, 2028 and non-renewal (in 2028 or any year thereafter) by the Company will be treated as a termination without Cause (as such term is defined in the Soreq Agreement).
Under the Soreq Agreement, Mr. Soreq is entitled to an annual base salary of at least $800,000 and his annual target bonus will be 140% of his base salary, with a maximum payout opportunity of 200% of the target amount. The Soreq Agreement also provides that Mr. Soreq is eligible for annual grants under the Company’s 2016 Long-Term Incentive Plan in a target amount of at least $3,000,000 per year split evenly between time-vested RSUs and performance-based PSUs. The Soreq Agreement includes a noncompetition clause which provides that Mr. Soreq will not compete with the Company, directly or indirectly, in the geographic area defined in the agreement during its term and for one year thereafter. The Soreq Agreement also includes non-solicitation provisions with respect to the customers and employees of the Company during the term of the Soreq Agreement and for one year thereafter. In addition to benefits available to the Company’s senior executive officers generally, the Soreq Agreement also provides reimbursement for the reasonable costs of professional preparation of his personal income tax returns, not to exceed $25,000 in any calendar year, and a Company provided car.
In November 2024, in connection with the amendment to the Soreq Agreement, the Human Capital and Compensation Committee increased Mr. Soreq’s annual long-term incentive by $1,000,000 with no change in his annual base salary or annual bonus; provided that Mr. Soreq would only receive accrued compensation and benefits if Mr. Soreq terminates employment without Good Reason (as defined in the Soreq Agreement) and with six months written notice and provided that Mr. Soreq’s equity awards would vest in full in the event Mr. Soreq terminates his employment at such time when his age plus years of service with the Company equals or exceeds 65.
Mr. Soreq also entered into a separate Change in Control Agreement with us as described below under the heading “Potential Payments Upon Termination or Change-In-Control” in this Proxy Statement. The Change in Control Agreement has a term that begins six months prior to a change in control and continues for 24 months following the change in control.
Mr. Soreq may receive certain benefits upon the expiration or termination of his employment. Please see the narrative discussion under the heading “Potential Payments Upon Termination or Change-In-Control” in this Proxy Statement for further discussion of these terms.
Israel Employment Agreement
Effective as of March 27, 2023, we entered into an employment agreement with Mr. Israel that expires on March 27, 2027 (as amended, the “Israel

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Agreement”). In November 2024, we entered into an amendment to the Israel Agreement in connection with Mr. Israel’s appointed to Executive Vice President, President, Refining and Renewables which provides for base compensation of $600,000, an annual target bonus opportunity at 90% of base compensation with a maximum payout opportunity of 200% of the target amount, and provides for an annual long-term incentive award valued at $1,200,000 per year split evenly between time-vested RSUs and performance-based PSUs. Mr. Israel also received a grant of $1,000,000 of time-vesting RSUs in connection with his appointment as Executive Vice President, Refining and Renewables.
The Israel Agreement includes non-solicitation provisions with respect to the customers and employees of the Company during the term of the Israel Agreement and for one year thereafter.
Mr. Israel may receive certain benefits upon the expiration or termination of his employment. Please see the narrative discussion under the heading “Potential Payments Upon Termination or Change-In-Control” in this Proxy Statement for further discussion of these terms.
McWatters Employment Agreement
On February 3, 2021, we entered into an employment agreement with Ms. McWatters that originally expired on February 28, 2025 (as amended, the “McWatters Agreement”). In November 2024, we entered into an amendment to the McWatters Agreement which extends the term of the McWatters Agreement to June 30, 2026, and provides for base compensation of $470,000, an annual target bonus opportunity at 75% of base compensation with a maximum payout opportunity of 200% of the target amount, and a grant of $750,000 of time-vesting RSUs that will vest quarterly through June 30, 2026. The Company also agreed to provide Ms. McWatters with a one year consulting agreement in July 2026 with annual base compensation of $250,000.
The McWatters Agreement includes non-solicitation provisions with respect to the customers and employees of the Company during the term of the McWatters Agreement and for one year thereafter.
Ms. McWatters may receive certain benefits upon the expiration or termination of her employment. Please see the narrative discussion under the heading “Potential Payments Upon Termination or Change-In-Control” in this Proxy Statement for further discussion of these terms.
Spiegel Employment Agreement
On August 1, 2020, we entered into an employment agreement with Mr. Spiegel that originally expired on December 31, 2023 and was subsequently amended to extend the term through December 31, 2024 (as amended, the “Spiegel Agreement”). In November 2024, we entered into an amendment to the Spiegel Agreement in connection with Mr. Spiegel’s transition to Executive Vice President, Special Projects, which extends the term through December 31, 2025 and provides for base compensation of $330,000, an annual target bonus opportunity at 75% of base compensation, an equity grant valued at $247,500 of time vesting RSUs that will vest quarterly through December 31, 2025 and a cash severance payment of $300,000 paid in January 2025. The Company also agreed to provide Mr. Spiegel with a one year consulting agreement in January 2026 with annual base compensation of $400,000.
The Spiegel Agreement includes a noncompetition clause which provides that Mr. Spiegel will not compete with the Company, directly or indirectly, in the geographic territory defined in the Spiegel Agreement during the term of the Spiegel Agreement and for one year thereafter. The Spiegel Agreement also includes non-solicitation provisions with respect to the customers and employees of the Company during the term of the Spiegel Agreement and for one year thereafter.
Mr. Spiegel may receive certain benefits upon the expiration or termination of his employment. Please see the narrative discussion under the heading “Potential Payments Upon Termination or Change-In-Control” in this Proxy Statement for further discussion of these terms.

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Outstanding Equity Awards at December 31, 2024
The following table provides information about the number of outstanding equity awards held by our NEOs at December 31, 2024.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units That Have Not Vested	Market Value of Shares or Units That Have Not Vested (1)	Equity Incentive Plan Awards
							Number of Unearned Shares or Units	Market or Payout Value of Unearned Shares or Units (1)
Avigal Soreq	—	—	—	—	4,992 (2)	$92,352	22,463 (2)	$415,566
					15,641 (3)	$289,359	15,015 (3)	$277,778
					24,764 (4)	$458,134	15,015 (3)	$277,778
					1,556 (2)	$65,757	30,030 (3)	$555,555
					7,040 (3)	$297,510	13,207 (4)	$244,330
					16,793 (4)	$709,672	13,207 (4)	$244,330
							13,208 (4)	$244,348
							26,415 (4)	$488,678
							62,222 (5)	$1,151,107
Joseph Israel	—	—	—	—	5,377 (6)	$99,475	4,301 (6)	$79,569
					7,075 (7)	$130,888	4,301 (6)	$79,569
					53,908 (9)	$997,298	8,602 (6)	$159,137
					2,557 (6)	$108,059	3,773 (7)	$69,801
					4,798 (7)	$202,763	3,773 (7)	$69,801
							3,774 (7)	$69,819
							7,547 (7)	$139,620
							23,703 (8)	$438,506
Denise McWatters	—	—	—	—	889 (10)	$16,447	15,996 (10)	$295,926
					3,130 (11)	$57,905	3,003 (11)	$55,556
					4,953 (12)	$91,631	3,003 (11)	$55,556
					236 (10)	$9,973	6,006 (11)	$111,111
					1,410 (11)	$59,587	2,641 (12)	$48,859
					3,358 (12)	$141,909	2,641 (12)	$48,859
							2,642 (12)	$48,877
							5,283 (12)	$97,736
							17,407 (13)	$322,030

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	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units That Have Not Vested	Market Value of Shares or Units That Have Not Vested (1)	Equity Incentive Plan Awards
							Number of Unearned Shares or Units	Market or Payout Value of Unearned Shares or Units (1)
Reuven Spiegel	—	—	—	—	—	—	7,079 (14)	$130,962
							9,438 (14)	$174,603
							4,150 (15)	$76,775
							4,151 (15)	$76,794
							4,151 (15)	$76,794
							8,302 (15)	$153,587
							26,666 (16)	$493,321
Ezra Uzi Yemin	—	—	—	—	9,395 (6)	$173,808	169,104 (17)	$3,128,424
					2,486 (6)	$105,058	34,567 (18)	$639,490

(1)
Amounts in these columns with respect to Delek RSUs and PSUs are based upon a market value of $18.50 per share, which was the closing price of our Common Stock on the NYSE on December 31, 2024, the last trading day of fiscal year 2024. Amounts with respect to Delek Logistics RSUs are based upon a market value of $42.26 per Delek Logistics common unit, which was the closing price of Delek Logistics common units on the NYSE on December 31, 2024, the last trading day of fiscal year 2024. The value of PSUs assumes settlement at the target quantities.

(2)
On June 10, 2022, Mr. Soreq was granted 44,923 PSUs, 29,949 Delek RSUs and 9,331 Delek Logistics RSUs. 11,230 of the PSUs were subject to a performance period that began January 1, 2022 and ended December 31, 2022, all of these PSUs were paid out. 11,230 of the PSUs were subject to a performance period that began January 1, 2022 and ended December 31, 2023. 22,463 of the PSUs are subject to a performance period that began January 1, 2022 and ended December 31, 2024. The RSUs vest quarterly over three years, pro rata. 24,957 of the Delek RSUs and 7,775 of the Delek Logistics RSUs had vested at December 31, 2024.

(3)
On March 10, 2023, Mr. Soreq was granted 75,075 PSUs, 37,537 Delek RSUs and 16,895 Delek Logistics RSUs. 15,015 of the PSUs are subject to a performance period that began January 1, 2023 and ended December 31, 2023. 15,015 of the PSUs are subject to a performance period that began January 1, 2024 and ended December 31, 2024. 15,015 of the PSUs are subject to a performance period that began January 1, 2025 and ends December 31, 2025. 30,030 of the PSUs are subject to a performance period that began January 1, 2023 and ends December 31, 2025. The RSUs vest quarterly over three years, pro rata. 21,896 of the Delek RSUs and 9,855 of the Delek Logistics RSUs had vested at December 31, 2024.

(4)
On March 10, 2024, Mr. Soreq was granted 66,037 PSUs, 33,018 Delek RSUs and 22,389 Delek Logistics RSUs. 13,207 of the PSUs are subject to a performance period that began January 1, 2024 and ended December 31, 2024. 13,207 of the PSUs are subject to a performance period that begins January 1, 2025 and ends December 31, 2025. 13,208 of the PSUs are subject to a performance period that began January 1, 2026 and ends December 31, 2026. 26,415 of the PSUs are subject to a performance period that began January 1, 2024 and ends December 31, 2026. The RSUs vest quarterly over three years, pro rata. 8,254 of the Delek RSUs and 5,596 of the Delek Logistics RSUs had vested at December 31, 2024.

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(5)	On October 7, 2024, Mr. Soreq was granted 62,222 PSUs pursuant to the EOP. All of these PSUs are subject to a performance period that began in the fourth quarter of 2024 and ends December 31, 2025.
(6)
On June 9, 2023, Mr. Israel was granted 21,505 PSUs, 10,752 Delek RSUs and 5,112 Delek Logistics RSUs. 4,301 of the PSUs are subject to a performance period that began January 1, 2023 and ended December 31, 2023. 4,301 of the PSUs are subject to a performance period that began January 1, 2024 and ended December 31, 2024. 4,301 of the PSUs are subject to a performance period that began January 1, 2025 and ends December 31, 2025. 8,602 of the PSUs are subject to a performance period that began January 1, 2023 and ends December 31, 2025. The RSUs vest quarterly over three years, pro rata. 5,375 of the Delek RSUs and 2,555 of the Delek Logistics RSUs had vested at December 31, 2024.

(7)
On March 10, 2024, Mr. Israel was granted 18,867 PSUs, 9,433 Delek RSUs and 6,397 Delek Logistics RSUs. 3,773 of the PSUs are subject to a performance period that began January 1, 2024 and ends December 31, 2024. 3,773 of the PSUs are subject to a performance period that began January 1, 2025 and ends December 31, 2025. 3,774 of the PSUs are subject to a performance period that began January 1, 2026 and ends December 31, 2026. 7,547 of the PSUs are subject to a performance period that began January 1, 2024 and ends December 31, 2026. The RSUs vest quarterly over three years, pro rata. 2,358 of the Delek RSUs and 1,599 of the Delek Logistics RSUs had vested at December 31, 2024.

(8)	On October 7, 2024, Mr. Israel was granted 23,703 PSUs pursuant to the EOP. All of these PSUs are subject to a performance period that began in the fourth quarter of 2024 and ends December 31, 2025.
(9)	On November 11, 2024, Mr. Israel was granted 53,908 Delek RSUs. The RSUs vest quarterly over one year, pro rata. None of the Delek RSUs had vested at December 31, 2024.
(10)
On March 10, 2022, Ms. McWatters was granted 15,996 PSUs, 10,664 Delek RSUs and 2,821 Delek Logistics RSUs. The PSUs are subject to a performance period that began January 1, 2022 and ended December 31, 2024. The RSUs vest quarterly over three years, pro rata. 9,775 of the Delek RSUs and 2,585 of the Delek Logistics RSUs had vested at December 31, 2024.

(11)
On March 10, 2023, Ms. McWatters was granted 15,015 PSUs, 7,507 Delek RSUs and 3,379 Delek Logistics RSUs. 3,003 of the PSUs were subject to a performance period that began January 1, 2023 and ended December 31, 2023. 3,003 of the PSUs are subject to a performance period that began January 1, 2024 and ended December 31, 2024. 3,003 of the PSUs are subject to a performance period that began January 1, 2025 and ends December 31, 2025. 6,006 of the PSUs are subject to a performance period that began January 1, 2023 and ends December 31, 2025. The RSUs vest quarterly over three years, pro rata. 4,377 of the Delek RSUs and 1,969 of the Delek Logistics RSUs had vested at December 31, 2024.

(12)
On March 10, 2024, Ms. McWatters was granted 13,207 PSUs, 6,603 Delek RSUs and 4,477 Delek Logistics RSUs. 2,641 of the PSUs are subject to a performance period that began January 1, 2024 and ended December 31, 2024. 2,641 of the PSUs are subject to a performance period that began January 1, 2025 and ends December 31, 2025. 2,642 of the PSUs are subject to a performance period that begins January 1, 2026 and ends December 31, 2026. 5,283 of the PSUs are subject to a performance period that began January 1, 2024 and ends December 31, 2026. The RSUs vest quarterly over three years, pro rata. 1,650 of the Delek RSUs and 1,119 of the Delek Logistics RSUs had vested at December 31, 2024.

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(13)
On October 7, 2024, Ms. McWatters was granted 17,407 PSUs pursuant to the EOP. All of these PSUs are subject to a performance period that began in the fourth quarter of 2024 and ends December 31, 2025.

(14)
On March 10, 2023, Mr. Spiegel was granted 23,595 PSUs, 11,797 Delek RSUs and 5,309 Delek Logistics RSUs. 7,078 PSUs were subject to a performance period that began January 1, 2023 and ended December 31, 2023. 7,079 PSUs are subject to a performance period that began January 1, 2024 and ends December 31, 2024. 9,438 PSUs are subject to a performance period that began January 1, 2023 and ends December 31, 2024. All of the Delek RSUs and Delek Logistics RSUs had vested at December 31, 2024.

(15)
On March 10, 2024, Mr. Spiegel was granted 20,764 PSUs. 4,150 PSUs were subject to a performance period that began January 1, 2024 and ended December 31, 2024. 4,151 PSUs are subject to a performance period that began January 1, 2025 and ends December 31, 2025. 4,151 PSUs are subject to a performance period that began January 1, 2026 and ends December 31, 2026. 8,302 PSUs are subject to a performance period that began January 1, 2024 and ends December 31, 2026.

(16)	On October 7, 2024, Mr. Spiegel was granted 26,666 PSUs pursuant to the EOP. All of these PSUs are subject to a performance period that began in the fourth quarter of 2024 and ends December 31, 2025.
(17)
On March 10, 2022, Mr. Yemin was granted 169,104 PSUs, 112,736 Delek RSUs (cash award) and 29,827 Delek Logistics RSUs (cash award). The PSUs are subject to a performance period that began January 1, 2022 and ended December 31, 2024. The RSUs vest quarterly over three years, pro rata. 103,341 of the Delek RSUs (cash award) and 27,341 of the Delek Logistics RSUs (cash award) had vested at December 31, 2024.

(18)	On October 7, 2024, Mr. Yemin was granted 34,567 PSUs pursuant to the EOP. All of these PSUs are subject to a performance period that began in the fourth quarter of 2024 and ends December 31, 2025.

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Option Exercises and Stock Vested in 2024
The following table provides information about NQSO and SAR exercises by, and the vesting of RSUs and PSUs for, our NEOs during fiscal year 2024.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting
Avigal Soreq	n/a	n/a	45,090 (1)	$1,230,628 (1)
Joseph Israel	n/a	n/a	9,243 (2)	$256,232 (2)
Denise McWatters	n/a	n/a	11,943 (3)	$324,587 (3)
Reuven Spiegel	n/a	n/a	27,190 (4)	$766,940 (4)
Ezra Uzi Yemin	n/a	n/a	80,313 (5)	$2,115,797 (5)

(1)	Quantities and values for these columns are comprised of the following:

NAME	VESTING DATE	SHARES/UNITS VESTED	SYMBOL	AWARD TYPE	FAIR MARKET VALUE PER SHARE OR UNIT*	FAIR MARKET VALUE
Soreq	3/11/2024	2,186	DKL	RSU	$39.09	$85,451
	3/11/2024	5,624	DK	RSU	$26.50	$149,036
	6/10/2024	2,186	DKL	RSU	$39.38	$86,085
	6/10/2024	5,624	DK	RSU	$24.88	$139,925
	9/10/2024	5,917	DKL	RSU	$41.21	$243,840
	9/10/2024	11,127	DK	RSU	$19.35	$215,307
	12/10/2024	4,051	DKL	RSU	$38.81	$157,219
	12/10/2024	8,375	DK	RSU	$18.36	$153,765
*	The amounts in this column reflect the NYSE closing price of our Common Stock or DKL’s common limited partner units on the vesting date or the last trading day prior to the vesting date.

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(2)	Quantities and values for these columns are comprised of the following:

NAME	VESTING DATE	SHARES/UNITS VESTED	SYMBOL	AWARD TYPE	FAIR MARKET VALUE PER SHARE OR UNIT*	FAIR MARKET VALUE
Israel	3/11/2024	425	DKL	RSU	$39.09	$16,613
	3/11/2024	895	DK	RSU	$26.50	$23,718
	6/7/2024	426	DKL	RSU	$38.74	$16,503
	6/7/2024	896	DK	RSU	$25.28	$22,651
	9/9/2024	426	DKL	RSU	$41.03	$17,479
	9/9/2024	896	DK	RSU	$18.75	$16,800
	9/10/2024	1,066	DKL	RSU	$41.21	$43,930
	9/10/2024	1,572	DK	RSU	$19.35	$30,418
	12/9/2024	426	DKL	RSU	$38.92	$16,580
	12/9/2024	896	DK	RSU	$18.33	$16,424
	12/10/2024	533	DKL	RSU	$38.81	$20,686
	12/10/2024	786	DK	RSU	$18.36	$14,431
*	The amounts in this column reflect the NYSE closing price of our Common Stock or DKL’s common limited partner units on the vesting date or the last trading day prior to the vesting date.
(3)	Quantities and values for these columns are comprised of the following:

NAME	VESTING DATE	SHARES/UNITS VESTED	SYMBOL	AWARD TYPE	FAIR MARKET VALUE PER SHARE OR UNIT*	FAIR MARKET VALUE
McWatters	3/11/2024	785	DKL	RSU	$39.09	$30,686
	3/11/2024	2,297	DK	RSU	$26.50	$60,871
	6/10/2024	516	DKL	RSU	$39.38	$20,320
	6/10/2024	1,514	DK	RSU	$24.88	$37,668
	9/10/2024	1,262	DKL	RSU	$41.21	$52,007
	9/10/2024	2,614	DK	RSU	$19.35	$50,581
	12/10/2024	890	DKL	RSU	$38.81	$34,541
	12/10/2024	2,065	DK	RSU	$18.36	$37,913
*	The amounts in this column reflect the NYSE closing price of our Common Stock or DKL’s common limited partner units on the vesting date or the last trading day prior to the vesting date.

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(4)	Quantities and values for these columns are comprised of the following:

NAME	VESTING DATE	SHARES/UNITS VESTED	SYMBOL	AWARD TYPE	FAIR MARKET VALUE PER SHARE OR UNIT*	FAIR MARKET VALUE
Spiegel	3/11/2024	758	DKL	RSU	$39.09	$29,630
	3/11/2024	1,685	DK	RSU	$26.50	$44,653
	6/10/2024	3,104	DKL	RSU	$39.38	$122,236
	6/10/2024	5,144	DK	RSU	$24.88	$127,983
	9/10/2024	3,104	DKL	RSU	$41.21	$127,916
	9/10/2024	5,145	DK	RSU	$19.35	$99,556
	12/10/2024	3,105	DKL	RSU	$38.81	$120,505
	12/10/2024	5,145	DK	RSU	$18.36	$94,462
*	The amounts in this column reflect the NYSE closing price of our Common Stock or DKL’s common limited partner units on the vesting date or the last trading day prior to the vesting date.
(5)	Quantities and values for these columns are comprised of the following:

NAME	VESTING DATE	SHARES/UNITS VESTED	SYMBOL	AWARD TYPE	FAIR MARKET VALUE PER SHARE OR UNIT*	FAIR MARKET VALUE
Yemin	3/11/2024	4,906	DKL	RSU	$39.09	$191,776
	3/11/2024	7,040	DK	RSU	$26.50	$186,560
	3/11/2024	9,395	DK	RSU – Cash Award	$26.50	$248,968
	6/10/2024	2,486	DKL	RSU	$39.38	$97,899
	6/10/2024	9,395	DK	RSU – Cash Award	$24.88	$233,748
	9/10/2024	2,486	DKL	RSU	$41.21	$102,448
	9/10/2024	9,395	DK	RSU – Cash Award	$19.35	$181,793
	12/10/2024	2,486	DKL	RSU	$38.81	$96,482
	12/10/2024	9,395	DK	RSU – Cash Award	$18.36	$172,492
	12/31/2024	16,088	DK	RSU	$18.50	$297,628
	12/31/2024	7,241	DKL	RSU	$42.26	$306,005
*	The amounts in this column reflect the NYSE closing price of our Common Stock or DKL’s common limited partner units on the vesting date or the last trading day prior to the vesting date.

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Non-Qualified Deferred Compensation
We sponsor a voluntary 401(k) Plan that allows eligible employees to make plan contributions on both a pre-tax and after-tax basis. Prior to January 1, 2021, we matched eligible employee contributions, including those by our NEOs, on a fully-vested basis up to a maximum of ten percent of eligible compensation. Although NEOs are eligible to participate in the 401(k) Plan, the application of annual compensation limits under the Internal Revenue Code significantly limits our NEOs’ contributions under the 401(k) Plan. In 2019, we adopted a non-qualified Deferred Compensation Plan that allows our participating executives, including our NEOs, to defer up to 50% of their base salary, and up to 100% of amounts payable under our annual incentive plan. Prior to January 1, 2021, participants also received matching contributions as if they had been made under the 401(k) Plan up to a maximum of ten percent of eligible compensation.
The following table sets forth information regarding the contributions by each NEO and the Company to the Deferred Compensation Plan, as well as information regarding earnings, aggregate withdrawals and distributions and balances for each NEO as of and for the fiscal year ended December 31, 2024.

Name	Executive Contributions in Last FY (1)	Registrant Contributions in Last FY (2)	Aggregate Earnings in Last FY (3)	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last FYE
Soreq	—	—	—	—	—
Israel	—	—	—	—	—
McWatters	—	—	—	—	—
Spiegel	—	—	—	—	—
Yemin	—	—	—	—	—
(1)
These amounts represent elective contributions into the Deferred Compensation Plan during 2024 of eligible compensation earned by each of our NEOs. The amount of any base salary deferred is included in the amount reported in the 2024 salary column of the Summary Compensation Table above, and the amount of any annual incentive deferred is included in the amount reported in the 2024 non-equity incentive plan compensation column of the Summary Compensation Table above. Deferrals related to amounts otherwise payable in 2025 (even if considered earned in 2024) will be shown as executive contributions for 2025.

(2)
These amounts represent Company matching contributions to the Deferred Compensation Plan during 2024. The amount in this column for each NEO is included in the 2024 “All Other Compensation” column of the Summary Compensation Table above. The amounts in this column account for the company match of 100% up to 10%. This calculation considers the NEOs eligible earnings for the year and what was already paid on the 401(k) match.

(3)
These amounts represent the net gains for each NEO for the contributions to the Deferred Compensation Plan. None of these amounts are included in compensation reported in the Summary Compensation Table above because none of the earnings are considered to be “above market.”

The Deferred Compensation Plan account of each participating NEO is deemed to be invested in certain investment options available under the plan, as designated by the NEO. Deemed investment earnings and losses are applied to each NEO’s Deferred Compensation Plan account based upon the performance of the applicable investment. The Deferred Compensation Plan allows participants to elect the timing and method of distributions.

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Potential Payments Upon Termination or Change-In-Control
The following tables disclose the estimated payments and benefits that would be provided to each of our NEOs, applying the assumptions that each of the triggering events relating to termination of employment and changes in control described in their respective employment agreements, the 2006 Plan, the 2016 Plan, and the Delek Logistics LTIP took place on December 31, 2024 and their last day of employment was December 31, 2024. These amounts are in addition to benefits payable generally to our salaried employees. Due to a number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may differ. Factors that could affect these amounts include the timing during the year of any such event and the fair market values of our Common Stock and Delek Logistics’ common units.

Termination of Employment (1)	Soreq (2) $	Israel (3) $	McWatters (4) $	Spiegel (5) $	Yemin $
Severance Payment	5,580,001	1,680,001	1,175,005	1,680,001	—
COBRA	39,532	26,355	26,355	26,355	—
Accrued/Unused Vacation	131,538	87,692	94,000	—	264,526
Accelerated RSUs	652,308	392,613	125,292	—	—
Accelerated PSUs	1,701,156	389,701	571,398	532,199	—
Accelerated SARs	—	—	—	—	—
TOTAL	8,104,535	2,576,362	1,992,051	2,238,554	264,526

Change-In-Control (6)	Soreq (7) $	Israel (8) $	McWatters (9) $	Spiegel (10) $	Yemin $
Severance/Change-In-Control Payment	7,740,001	2,820,001	1,997,509	2,820,001	—
COBRA	39,532	26,355	26,355	26,355	—
Accrued/Unused Vacation	131,538	87,692	94,000	—	—
Accelerated RSUs	1,912,784	1,538,482	377,451	—	—
Accelerated PSUs	3,899,467	1,105,819	1,084,507	1,182,835	—
Accelerated Options/SARs	—	—	—	—	—
TOTAL	13,723,322	5,578,349	3,579,821	4,029,190	—
(1)
The “Termination of Employment” table assumes that (a) we terminated the NEO’s employment without cause effective December 31, 2024, the last trading day of fiscal year 2024, using the closing price our Common Stock on the NYSE of $18.50 per share and the closing price of Delek Logistics common units on the NYSE of $42.26 per unit, (b) any required advance notice provisions had been satisfied, (c) the vesting of equity awards under the 2006 Plan and 2016 Plan were accelerated by our Board pursuant to any applicable employment agreement provisions (including the prorated acceleration of PSUs at target quantities), and (d) the vesting of equity awards under the Delek Logistics LTIP were not accelerated because the Delek Logistics GP board is not bound by the employment agreements with our NEOs.

(2)	Assumes acceleration of 16,750 unvested DK RSUs, 8,103 unvested DKL RSUs, and 91,954 unvested PSUs.
(3)	Assumes acceleration of 16,841 unvested DK RSUs, 1,918 unvested DKL RSUs, and 21,065 unvested PSUs.
(4)	Assumes acceleration of 3,241 unvested DK RSUs, 1,546 unvested DKL RSUs, and 30,886 unvested PSUs.

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(5)	Assumes acceleration of 28,768 unvested PSUs.
(6)
The “Change-In-Control” table assumes that an “exchange transaction” (as described under the heading “2006 Long-Term Incentive Plan” below) and “change in control” (as described under the heading “2016 Long-Term Incentive Plan” below) occurred on December 31, 2024, the last trading day of fiscal year 2024, when the fair market values of our Common Stock and Delek Logistics’ common units were $18.50 per share and $42.26 per unit, respectively, and, as a result, the NEO’s employment is terminated and our Board and the Delek Logistics GP board of directors decided that all outstanding plan-based and other equity awards should become fully vested (including PSUs at target values) and participate in the transaction value of the shares covered by the award (e.g., by exercise or cash out).

(7)	Assumes acceleration of 45,397 unvested DK RSUs, 25,389 unvested DKL RSUs, and 210,782 unvested PSUs.
(8)	Assumes acceleration of 66,360 unvested DK RSUs, 7,355 unvested DKL RSUs, and 59,774 unvested PSUs.
(9)	Assumes acceleration of 8,972 unvested DK RSUs, 5,004 unvested DKL RSUs, and 58,622 unvested PSUs.
(10)	Assumes acceleration of 63,937 unvested PSUs.
Narrative to the Potential Payments Upon Termination or Change-In-Control Tables
Soreq Employment Agreement
The Soreq Agreement contains certain provisions relating to the termination of his employment. In the event Mr. Soreq is terminated without cause (as defined in the Soreq Agreement) or terminates his employment with good reason (as defined in the Soreq Agreement), Mr. Soreq would be entitled to (i) an amount equal to two times the sum of his then-current base salary and target annual bonus as in effect immediately before any notice of termination, (ii) the costs of continuing family health insurance coverage for 18 months following termination of employment, (iii) any annual bonus Mr. Soreq would have otherwise been entitled to if his employment had continued through the end of the bonus year based upon the actual performance of the Company, prorated for the period of actual employment during the bonus year, and (iv) the immediate vesting of all unvested equity awards as follows: (A) for unvested performance awards, on a prorated basis through the termination of employment based on actual results evaluated after the close of the applicable performance period and payable in a lump sum at the same time as performance awards are paid to executives of the Company generally and (B) for full value equity awards (e.g., restricted stock, restricted stock units and phantom units) and appreciation equity awards (e.g., non-qualified stock options and stock appreciation rights), only to the extent that such awards would have vested if Mr. Soreq’s employment had continued during a period equal to the lesser of six months following termination of employment or the balance of the term of the Soreq Agreement. If Mr. Soreq terminates his employment for any reason, other than with good reason or upon his death or disability, and provides at least three months’ advance written notice of termination, Mr. Soreq would be entitled to an amount equal to 50% of his annual base salary at the time notice is delivered, plus the costs of continuing family health insurance coverage for twelve months following the termination of his employment.
Mr. Soreq also entered into a separate Change in Control Agreement with the Company (the “Soreq Change in Control Agreement”) to provide certain benefits in connection with a termination of his service by the Company without cause (as defined in the Soreq Change in Control Agreement) or by Mr. Soreq with good reason (as defined in the Soreq Change in Control Agreement) either six months prior to or 24 months following a change in control (as described in the Soreq Change in

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Control Agreement). In such an event, Mr. Soreq would be entitled to receive (i) three times then-current base salary, (ii) target annual bonus as in effect immediately before any notice of termination, (iii) the costs of continuing family health insurance coverage for 18 months following termination of employment, (iv) any annual bonus Mr. Soreq would have otherwise been entitled to if his employment had continued through the end of the bonus year based upon the actual performance of the Company, prorated for the period of actual employment during the bonus year, and paid upon the payment of the annual bonuses to senior executives of the Company pursuant to the Company’s annual bonus programs, and (v) the immediate vesting of all unvested equity awards as follows: (A) for unvested performance awards, based on actual results evaluated after the close of the applicable performance period and payable in a lump sum at the same time as performance awards are paid to executives of the Company generally and (B) for all other awards, vesting in full.
All payments to be made by the Company upon termination as described above are subject to Mr. Soreq executing a release of claims in favor of the Company. In addition to benefits available to the Company’s senior executive officers generally, the Soreq Agreement also provides reimbursement for the reasonable costs of professional tax and financial counseling, not to exceed $25,000 in any calendar year.
Israel Employment Agreement
Under the Israel Agreement, in the event Mr. Israel is terminated without cause (as defined in the Israel Agreement) or terminates his employment with good reason (as defined in the Israel Agreement), Mr. Israel would be entitled to (i) an amount equal to the sum of his then-current base salary and target annual bonus as in effect immediately before any notice of termination, (ii) the costs of continuing family health insurance coverage for 12 months following termination of employment, (iii) any annual bonus Mr. Israel would have otherwise been entitled to if his employment had continued through the end of the bonus year based upon the actual performance of the Company, prorated for the period of actual employment during the bonus year, and paid upon the payment of the annual bonuses to senior executives of the Company pursuant to the Company’s annual bonus programs, and (iv) the immediate vesting of all unvested equity awards as follows: (A) for performance awards, on a prorated basis through the termination of employment based on actual results evaluated after the close of the applicable performance period and payable in a lump sum at the same time as performance awards are paid to executives of the Company generally and (B) for full value equity awards (e.g., restricted stock, restricted stock units and phantom units) and appreciation equity awards (e.g., non-qualified stock options and stock appreciation rights), only to the extent that such awards would have vested if Mr. Israel’s employment had continued during a period equal to the lesser of six months following termination of employment or the balance of the term of the Israel Agreement.
If Mr. Israel terminates his employment for any reason, other than with good reason or upon his death or disability, and provides at least three months’ advance written notice of termination, Mr. Israel would be entitled to an amount equal to 50% of his annual base salary at the time notice is delivered, plus the costs of continuing family health insurance coverage for 12 months following the termination of his employment.
If, within two years of a change in control of the Company (as defined in the Israel Agreement), Mr. Israel’s employment is terminated by the Company without cause or he terminates his employment for good reason, Mr. Israel would be entitled to receive (i) an amount equal to two times the sum of his then-current base salary and target annual bonus as in effect immediately before any notice of termination, (ii) the costs of continuing family health insurance coverage for 12 months following termination of employment, (iii) any annual bonus Mr. Israel would have otherwise been entitled if his employment had continued through the end of the bonus year based upon the actual performance of the Company, prorated for the period of actual employment during the bonus year, and paid upon the payment of the annual bonuses to senior

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executives of the Company pursuant to the Company’s annual bonus programs, and (iv) the immediate vesting of all unvested equity awards.
All payments to be made by the Company upon termination as described above are subject to Mr. Israel executing a release of claims in favor of the Company. In addition to benefits available to the Company’s senior executive officers generally, the Israel Agreement also provides reimbursement for the reasonable costs of professional tax and financial counseling.
McWatters Employment Agreement
Under the McWatters Agreement, in the event Ms. McWatters is terminated without cause (as defined in the McWatters Agreement) or terminates her employment with good reason (as defined in the McWatters Agreement), Ms. McWatters would be entitled to (i) an amount equal to the sum of her then-current base salary and target annual bonus as in effect immediately before any notice of termination, (ii) the costs of continuing family health insurance coverage for 12 months following termination of employment, (iii) any annual bonus Ms. McWatters would have otherwise been entitled to if her employment had continued through the end of the bonus year based upon the actual performance of the Company, prorated for the period of actual employment during the bonus year, and paid upon the payment of the annual bonuses to senior executives of the Company pursuant to the Company’s annual bonus programs, and (iv) the immediate vesting of all unvested equity awards as follows: (A) for performance awards, on a prorated basis through the termination of employment based on actual results evaluated after the close of the applicable performance period and payable in a lump sum at the same time as performance awards are paid to executives of the Company generally and (B) for full value equity awards (e.g., restricted stock, restricted stock units and phantom units) and appreciation equity awards (e.g., non-qualified stock options and stock appreciation rights), only to the extent that such awards would have vested if Ms. McWatters’ employment had continued during a period equal to the lesser of six months following termination of employment or the balance of the term of the McWatters Agreement.
If Ms. McWatters terminates her employment for any reason, other than with good reason or upon her death or disability, and provides at least three months’ advance written notice of termination, Ms. McWatters would be entitled to an amount equal to 50% of her annual base salary at the time notice is delivered, plus the costs of continuing family health insurance coverage for 12 months following the termination of her employment.
If, within two years of a change in control of the Company (as defined in the McWatters Agreement), Ms. McWatters’ employment is terminated by the Company without cause or she terminates her employment for good reason, Ms. McWatters would be entitled to receive (i) an amount equal to two times the sum of her then-current base salary and target annual bonus as in effect immediately before any notice of termination, (ii) the costs of continuing family health insurance coverage for 12 months following termination of employment, (iii) any annual bonus Ms. McWatters would have otherwise been entitled if her employment had continued through the end of the bonus year based upon the actual performance of the Company, prorated for the period of actual employment during the bonus year, and paid upon the payment of the annual bonuses to senior executives of the Company pursuant to the Company’s annual bonus programs, and (iv) the immediate vesting of all unvested equity awards.
All payments to be made by the Company upon termination as described above are subject to Ms. McWatters executing a release of claims in favor of the Company. In addition to benefits available to the Company’s senior executive officers generally, the McWatters Agreement also provides reimbursement for the reasonable costs of professional tax and financial counseling.
Spiegel Employment Agreement
Under the Spiegel Agreement, in the event Mr. Spiegel is terminated without cause (as defined in the Spiegel Agreement) or terminates his employment with good reason (as defined in the Spiegel Agreement), Mr. Spiegel would be entitled to (i) an amount equal to the sum of his then-current base salary and target annual bonus

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as in effect immediately before any notice of termination, (ii) the costs of continuing family health insurance coverage for 12 months following termination of employment, (iii) any annual bonus Mr. Spiegel would have otherwise been entitled to if his employment had continued through the end of the bonus year based upon the actual performance of the Company, prorated for the period of actual employment during the bonus year, and paid upon the payment of the annual bonuses to senior executives of the Company pursuant to the Company’s annual bonus programs, and (iv) the immediate vesting of all unvested equity awards as follows: (A) for unvested performance awards, on a prorated basis through the termination of employment based on actual results evaluated after the close of the applicable performance period and payable in a lump sum at the same time as performance awards are paid to executives of the Company generally and (B) for full value equity awards (e.g., restricted stock, restricted stock units and phantom units) and appreciation equity awards (e.g., non-qualified stock options and stock appreciation rights), only to the extent that such awards would have vested if Mr. Spiegel’s employment had continued during a period equal to the lesser of six months following termination of employment or the balance of the term of the Spiegel Agreement.
If Mr. Spiegel terminates his employment for any reason, other than with good reason or upon his death or disability, and provides at least three months’ advance written notice of termination, Mr. Spiegel would be entitled to an amount equal to 50% of his annual base salary at the time notice is delivered, plus the costs of continuing family health insurance coverage for 12 months following the termination of his employment.
If, within two years of a change in control of the Company (as defined in the Spiegel Agreement), Mr. Spiegel’s employment is terminated by the Company without cause or he terminates his employment for good reason, Mr. Spiegel would be entitled to receive (i) an amount equal to two times the sum of his then-current base salary and target annual bonus as in effect immediately before any notice of termination, (ii) the costs of continuing family health insurance coverage for
12 months following termination of employment, (iii) any annual bonus Mr. Spiegel would have otherwise been entitled if his employment had continued through the end of the bonus year based upon the actual performance of the Company, prorated for the period of actual employment during the bonus year, and paid upon the payment of the annual bonuses to senior executives of the Company pursuant to the Company’s annual bonus programs, and (iv) the immediate vesting of all unvested equity awards.
All payments to be made by the Company upon termination as described above are subject to Mr. Spiegel executing a release of claims in favor of the Company. In addition to benefits available to the Company’s senior executive officers generally, the Spiegel Agreement also provides reimbursement for the reasonable costs of professional preparation of his personal income tax returns, not to exceed $25,000 in any calendar year.
2006 Long-Term Incentive Plan
Under the 2006 Plan and the applicable award agreements, equity awards that are not vested at the time the participant’s employment terminates will generally be immediately forfeited unless our Board or Human Capital and Compensation Committee determines otherwise. Options and SARs that are vested but unexercised at the time of termination of employment will generally be forfeited unless they are exercised before the earlier of 30 days after such termination or the expiration of the award.
If an “exchange transaction” (as defined in the 2006 Plan) occurs with respect to our Common Stock, then, unless other arrangements are made, unvested awards granted under the 2006 Plan may be treated under either of two alternatives. Such unvested awards may be converted into economically equivalent awards with respect to the stock of the acquiring or successor company, or they may become fully vested and participate in the transaction value of the shares covered by the award (e.g., by exercise or cash out). Subject to the above, the disposition of unvested awards under the 2006 Plan in the event of an exchange transaction will be determined by our Board, in its discretion. For the purposes of the 2006 Plan, an

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“exchange transaction” includes certain mergers or other transactions which result in the holders of our Common Stock receiving cash, stock or other property in exchange for or in connection with their shares of our Common Stock. For an illustration of the value of accelerated equity awards under the 2006 Plan and the Delek Logistics LTIP assuming that an exchange transaction occurred on December 31, 2024, please see the “Change-In-Control” table above which assumes the acceleration of RSUs as set forth in the corresponding footnotes.
2016 Long-Term Incentive Plan
Under the 2016 Plan and the applicable award agreements, equity awards that are not vested at the time the participant’s employment terminates will generally be immediately forfeited unless our Board or Human Capital and Compensation Committee determines otherwise. Options and SARs that are vested but unexercised at the time of termination of employment will generally be forfeited unless they are exercised before the earlier of 30 days after such termination or the expiration of the award.
Upon the occurrence of a change in control (as defined in the 2016 Plan), outstanding awards will be adjusted or substituted in accordance with the terms of the 2016 Plan. If the participant does not receive a replacement award with respect to any outstanding award as of the change in control, then each such outstanding award will become fully vested and, if applicable, exercisable and any restrictions applicable to such award will lapse. For awards subject to performance goals, if the participant does not receive a replacement award, payout at a change in control will be based upon the greater of (i) a pro rata portion of the amount payable based upon “target” performance under the applicable performance goals or (ii) the amount payable based on actual performance level had the performance period ended on the date of the change in control. If a participant terminates his or her employment for Good Reason (as defined in the 2016 Plan), the participant is involuntarily terminated for reasons other than for cause, or the participant’s employment terminates due to the participant’s death or disability during the two-year period commencing on the date of a change in control, then (A) all replacement awards held by the participant will become fully vested and, if applicable, exercisable and free of restrictions (with any applicable performance goals deemed to have been achieved at a target level as of the date of such vesting), and (B) all stock options held by the participant immediately before such termination of employment that the participant also held as of the date of the change in control or that constitute replacement awards will remain exercisable for not less than two years following such termination of employment or until the expiration of the stated term of such stock option, whichever period is shorter (provided, however, that if the applicable award agreement provides for a longer period of exercisability, that provision will control). For an illustration of the value of accelerated equity awards under the 2016 Plan assuming that a “change in control” occurred on December 31, 2024, the last trading day of fiscal year 2024, please see the “Change-In-Control” table above which assumes the acceleration of RSUs as set forth in the corresponding footnotes.

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Chief Executive Officer Pay Ratio
The pay ratio reported below is a reasonable estimate calculated in a manner consistent with SEC rules based on our internal records and the methodology described below. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation permit companies to use a variety of methodologies, apply certain exclusions, and make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Accordingly, the pay ratio reported by other companies may not be comparable to the pay ratio reported below.
Ratio and Methodology
For 2024, we estimate the ratio of the annual total compensation of our CEO to the median annual total compensation of our employees as follows:

Annual total compensation of our median employee (1):	$127,897
Annual total compensation of our Chief Executive Officer, as reported in the Summary Compensation Table:	$6,677,896
CEO Pay Ratio:	52:1

(1)	Excludes our Chief Executive Officer.
To determine the median employee, we prepared a list of all active employees as of December 31, 2024 (other than our Chief Executive Officer), and, for that population, calculated 2024 taxable compensation. We did not make any assumptions, adjustment or estimates with respect to the compensation for the employees, but we did annualize the compensation for full-time employees not employed by us for the full year. We selected taxable compensation to represent 2024 earnings because it includes wages, overtime (for our hourly employees) and equity compensation. Once the median employee was identified, we calculated annual total compensation for such median employee using the same methodology we use for our NEOs in the Summary Compensation Table above.

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Pay Versus Performance Disclosure
In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officers (“PEOs”) and Non-PEO named executive officers (“Non-PEO NEOs”) and company performance for the fiscal years listed below. The Human Capital and Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

Year	Summary Compensation Table Total for Yemin (1) ($)	Summary Compensation Table Total for Soreq (1) ($)	Compensation Actually Paid to Yemin (1) (2) (3) ($)	Compensation Actually Paid to Soreq (1) (2) (3) ($)	Average Summary Compensation Table Total for Non-PEO NEOs (1) ($)	Average Compensation Actually Paid to Non-PEO NEOs (1) (2) (3) ($)	Value of Initial Fixed $100 Investment based on: (4)		Net Income ($ millions)	Adjusted EBITDA (5) ($ millions)
							TSR ($)	Peer Group TSR ($)
2024	—	6,677,896	—	4,759,465	2,451,375	1,796,777	64.86	162.93	(536.0)	313.0
2023	—	7,723,297	—	6,674,297	3,197,069	1,124,068	86.53	176.94	46.7	949.70
2022	12,440,898	6,335,764	14,666,923	5,353,056	2,312,687	2,613,592	87.24	144.40	290.5	1,169.80
2021	8,668,413	—	409,800	—	1,779,637	1,334,308	47.41	85.42	(95.3)	37.70
2020	6,771,657	—	5,917,443	—	1,227,731	648,558	50.82	65.62	(537.8)	(275.10)

(1)
Avigal Soreq was our PEO during 2024, 2023, and the period from June 9, 2022 to December 31, 2022. Ezra Uzi Yemin was our PEO during the period from January 1, 2020 to June 8, 2022. The individuals comprising the Non-PEO NEOs for each year presented are listed below. Mr. Soreq’s compensation for 2020 is included in the Non-PEO NEO column for that year as set forth below.

2020	2021	2022	2023	2024
Avigal Soreq	Louis LaBella	Reuven Spiegel	Ezra Uzi Yemin	Ezra Uzi Yemin
Louis LaBella	Reuven Spiegel	Denise McWatters	Reuven Spiegel	Reuven Spiegel
Reuven Spiegel	Denise McWatters	Todd O’Malley	Denise McWatters	Denise McWatters
Assaf Ginzburg	Todd O’Malley	Nithia Thaver	Joseph Israel	Joseph Israel
Frederec Green			Todd O’Malley
Abigail Yates

(2)
The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs during the applicable year. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.

(3)
Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEOs and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718 and valuation assumptions do not differ materially from those disclosed as of the grant date of the equity awards. Amounts in the Exclusion of Stock Awards column are the amounts from the Stock Awards column set forth in the Summary Compensation Table.

Year	Summary Compensation Table Total for Soreq ($)	Exclusion of Stock Awards for Soreq ($)	Inclusion of Equity Values for Soreq ($)	Compensation Actually Paid to Soreq ($)
2024	6,677,896	(5,282,174)	3,363,743	4,759,465

DELEK US HOLDINGS, INC.	2025 PROXY STATEMENT | 72

Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards and Option Awards for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2024	2,451,375	(1,554,639)	900,041	1,796,777
The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Soreq ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Soreq ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Soreq ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Soreq ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Soreq ($)	Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Included for Soreq ($)	Total - Inclusion of Equity Values for Soreq ($)
2024	3,434,706	(400,168)	402,135	(72,930)	—	—	3,363,743
Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Vesting- Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs ($)	Average Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Included for Non-PEO NEOs ($)	Total - Average Inclusion of Equity Values for Non-PEO NEOs ($)
2024	1,070,424	(286,357)	178,073	(62,099)	—	—	900,041
(4)
The Peer Group TSR set forth in this table utilizes a custom group of peer companies, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report for the year ended December 31, 2024. The comparison assumes $100 was invested for the period starting December 31, 2019, through the end of the listed year in the Company and in the Peer Group, respectively. Historical stock performance is not necessarily indicative of future stock performance. The peer group for Fiscal 2024 is comprised of Calumet Specialty Products Partners, L.P (NASDAQ: CMLT), CVR Energy, Inc. (NYSE: CVI), HF Sinclair Corporation (NYSE: DINO) (formerly HollyFrontier Corporation (NYSE: HCF)), Marathon Petroleum Corporation (NYSE: MPC), PBF Energy, Inc. (NYSE: PBF), Phillips 66 (NYSE: PSX), Par Pacific Holdings (NYSE: PARR), and Valero Energy Corporation (NYSE: VLO) (the “Peer Group”).

(5)
We determined Adjusted EBITDA to be the most important financial performance measure used to link Company performance to Compensation Actually Paid to our PEOs and Non-PEO NEOs in 2024. Adjusted EBITDA is calculated as EBITDA adjusted for the relevant identified Adjusting items in Adjusted Net Income (loss) that do not relate to interest expense, income tax expense, depreciation or amortization, and adjusted to include income (loss) attributable to non-controlling interests. Adjusting items include certain identified infrequently occurring items, non-cash items, and items that are not attributable to or indicative of our on-going operations or that may obscure our underlying results and trends. The Compensation Committee and management use these non-GAAP financial measures as they believe they better reflect the impact of acquisition activity in reported results. For details regarding the reconciliation of U.S. GAAP to our Adjusted EBITDA, refer to the Adjusted net income (loss) per share reconciliation in the press release announcing our financial results for the quarter ended December 31, 2024 furnished as Exhibit 99.1 to our Current Report on Form 8-K filed with the SEC on February 25, 2025 (the “2024 Earnings Release”).

DELEK US HOLDINGS, INC.	2025 PROXY STATEMENT | 73

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Total Shareholder Return (“TSR”), and Peer Group TSR
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s cumulative TSR over the five most recently completed fiscal years.

PEOs and Average Non-PEO NEO Compensation Actually Paid Versus TSR
(12/31/2019 Indexed to $100)
Compensation Actually Paid ($ Millions)
16
14
12
10
8
6
4
2
0
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
Delek US Holdings, Inc.TSR
Peer Group TSR
100.00
100.00
5.9
65.62
50.82
0.6
85.42
47.41
0.4
1.3
14.7
144.40
87.24
5.4
2.6
176.94
6.7
86.53
1.1
162.93
64.86
4.8
1.8
2019
2020
2021
2022
2023
2024
Fiscal Year
Ezra Uzi Yemin Compensation Actually Paid
Avigal Soreq Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
DelekUS TSR
Peer Group TSR

DELEK US HOLDINGS, INC.	2025 PROXY STATEMENT | 74

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our other NEOs, and our Net Income during the five most recently completed fiscal years.

PEOs and Average Non-PEO NEO Compensation Actually Paid
Versus Net Income
Compensation Actually Paid ($ Millions)
16
14
12
10
8
6
4
2
0
Net Income ($ Millions)
$400
$300
$200
$100
$0
-$100
-$200
-$300
-$400
-$500
-$600
-$700
5.9
0.6
-573.8
0.4
1.3
-95.3
14.7
5.4
2.6
290.5
6.7
1.1
46.7
4.8
1.8
-536.0
2020
2021
2022
2023
2024
Fiscal Year
Ezra Uzi Yemin Compensation Actually Paid
Avigal Soreq Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
DelekUS Net Income

DELEK US HOLDINGS, INC.	2025 PROXY STATEMENT | 75

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Adjusted EBITDA
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Adjusted EBITDA during the five most recently completed fiscal years.

PEOs and Average Non-PEO NEO Compensation Actually Paid
Versus Adjusted EBITDA
Compensation Actually Paid ($ Millions)
Adjusted EBITDA ($ Millions)
16
14
12
10
8
6
4
2
0
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
-$200
-$400
5.9
0.6
-275.1
0.4
1.3
37.7
14.7
5.4
2.6
1,169.8
6.7
1.1
949.7
4.8
1.8
313.0
2020
2021
2022
2023
2024
Fiscal Year
Ezra Uzi Yemin Compensation Actually Paid
Avigal Soreq Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Adjusted EBITDA ($ Millions)

Tabular List of Most Important Financial Performance Measures
The following table presents the financial performance measures that the Company considers to have been the most important in linking Compensation Actually Paid to our PEOs and other NEOs for the year ended December 31, 2024 to Company performance. The measures in this table are not ranked.

Adjusted EBITDA
Relative TSR

Pursuant to SEC rules, the information in the “Pay Versus Performance Disclosure” section shall not be deemed to be incorporated by reference into any Company filing under the Securities Act or Exchange Act, unless expressly incorporated by specific reference in such filing.

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PROPOSAL 2:  ADVISORY RESOLUTION APPROVING OUR EXECUTIVE COMPENSATION PROGRAM FOR OUR NAMED EXECUTIVE OFFICERS
The Dodd-Frank Act enables our stockholders to vote to approve on an advisory (non-binding) basis, the compensation of our NEOs as disclosed in this Proxy Statement in accordance with the SEC’s rules. Stockholders may also abstain from voting.
We are asking our stockholders to indicate their support for the compensation of our NEOs as disclosed in this Proxy Statement. This Proposal, commonly known as a “say-on-pay” proposal, gives stockholders the opportunity to express their views on the compensation paid to our NEOs. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we ask the stockholders to vote “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that the stockholders approve, on an advisory basis, the executive compensation program for the Company’s named executive officers, as disclosed in the Company’s Proxy Statement for the 2025 Annual Meeting of Stockholders, pursuant to the compensation disclosure rules of the
United States Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables, other related tables and disclosure, and narrative discussion, all as set forth under the caption “Executive Compensation” in the Proxy Statement.”
Vote Required
The affirmative vote of holders of a majority of the shares of Common Stock present or represented at the meeting and entitled to vote thereon is required for the adoption of this Proposal. Abstentions have the same effect as a vote “against” the Proposal. Broker non-votes have no effect on the outcome of the vote on this Proposal.
The “say-on-pay” vote is advisory, and therefore is not binding on us, the Human Capital and Compensation Committee or the Board. However, the Board and its committees value the opinions of the stockholders and, to the extent there is any significant vote against the NEO compensation as disclosed in this Proxy Statement, will consider the stockholders’ concerns and the Board and its committees will evaluate whether any actions are necessary to address those concerns.
The Board of Directors recommends a vote “FOR” the approval of the above resolution.

DELEK US HOLDINGS, INC.	2025 PROXY STATEMENT | 77

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth, as of February 21, 2025, (i) the beneficial ownership of our Common Stock and common units representing common limited partnership interests in Delek Logistics Partners, LP (“Delek Logistics” or “DKL”) by all of our directors and director nominees, the executive officers named in the Summary Compensation Table (the “NEOs”), and all directors, director nominees, NEOs and executive officers as a group; and (ii) the beneficial ownership of our Common Stock by each person known by us to own more than five percent of our Common Stock. Except as indicated by footnote, the persons named in the table below have sole voting and investment power with respect to all securities shown as beneficially owned by them, subject to community property laws where applicable. Unless otherwise indicated below, each person or entity has an address in care of our principal executive offices at 310 Seven Springs Way, Suite 500, Brentwood, Tennessee 37027.

	Amount and Nature of Beneficial Ownership of Common Stock (1)	Percent of Common Stock (2)	Amount and Nature of Beneficial Ownership of Delek Logistics Common Units (1)	Percent of Common Units (2)
BlackRock, Inc. (3)	6,833,893	10.9%	n/a	n/a
The Vanguard Group (4)	6,724,376	10.8%	n/a	n/a
Dimensional Fund Advisors LP (5)	4,139,141	6.6%	n/a	n/a
River Road Asset Management, LLC (6)	3,747,111	6.0%	n/a	n/a
Norges Bank (The Central Bank of Norway) (7)	3,380,497	5.4%	n/a	n/a
Victory Capital Management, Inc. (8)	3,279,590	5.2%	n/a	n/a
Directors and NEOs:
Avigal Soreq	91,850	*	24,199	*
Ezra Uzi Yemin (9)	1,103,757	1.8%	201,389	*
Christine Benson Schwartzstein	4,869	*	—	n/a
William J. Finnerty	41,453	*	—	n/a
Richard J. Marcogliese	40,479	*	—	n/a
Leonardo Moreno	12,690	*	—	n/a
Gary M. Sullivan, Jr.	45,448	*	—	n/a
Vasiliki (Vicky) Sutil	27,689	*	—	n/a
Laurie Z. Tolson	13,443	*	—	n/a
Shlomo Zohar	38,053	*	—	n/a
Joseph Israel	7,373	*	7,152	*
Denise McWatters	30,190	*	7,185	*
Reuven Spiegel	33,250	*	19,000	*
All directors and executive officers as a group (13 persons)	1,490,544	1.9%	267,925	*
*	Less than 1% of the issued and outstanding shares of our Common Stock or issued and outstanding common units of Delek Logistics, as applicable.
(1)
For purposes of this table, the amounts and percentage of units beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities.

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Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is deemed to have “beneficial ownership” of any securities when such person has the right to acquire them within 60 days after February 21, 2025. For stock options and time-vested RSUs, we report shares equal to the number of options or RSUs that are vested or that will vest within 60 days of February 21, 2025. For units under the Delek Logistics LTIP, we report the units that are vested or that will vest within 60 days of February 21, 2025. For purposes of computing the percentage of outstanding securities held by each person named above, any securities which such person has the right to acquire within 60 days after February 21, 2025 are deemed to be outstanding but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.
(2)
Percentage of our Common Stock is based upon 62,513,232 issued and outstanding shares on February 21, 2025 (excluding securities held by, or for the account of, the registrant or its subsidiaries). Percentage of Delek Logistics common units is based upon 53,667,523 common limited partner units issued and outstanding on February 21, 2025.

(3)
Beneficial ownership information is based on a Schedule 13G/A filed with the SEC on January 24, 2024 by BlackRock, Inc. with an address of 50 Hudson Yards, New York, New York 10001. BlackRock, Inc. has sole voting power with respect to 6,479,513 shares and sole dispositive power with respect to all shares.

(4)
Beneficial ownership information is based on a Schedule 13G/A filed with the SEC on February 13, 2024 by The Vanguard Group with an address of 100 Vanguard Boulevard, Malvern, Pennsylvania 19355. The Vanguard Group has sole voting power with respect to 0 shares, sole dispositive power with respect to 6,610,575 shares, shared voting power with respect to 53,780 shares and shared dispositive power with respect to 113,801 shares.

(5)
Beneficial ownership information is based on a Schedule 13G/A filed with the SEC on February 9, 2024 by Dimensional Fund Advisors LP with an address of 6300 Bee Cave Road, Building One, Austin, Texas 78746. Dimensional Fund Advisors LP has sole voting power with respect to 4,062,896 shares and sole dispositive power with respect to all shares.

(6)
Beneficial ownership information is based on a Schedule 13G/A filed with the SEC on January 30, 2024 by River Road Asset Management, LLC with an address of 462 South 4th Street, Suite 2000, Louisville, Kentucky 40202. River Road Asset Management, LLC has sole voting power with respect to 3,593,959 shares and sole dispositive power with respect to all shares.

(7)
Beneficial ownership information is based on a Schedule 13G/A filed with the SEC on February 14, 2023 by Norges Bank (The Central Bank of Norway) with an address of Bankplassen 2, PO Box 1179 Sentrum, NO 0107 Oslo, Norway. Norges Bank (The Central Bank of Norway) has sole voting power with respect to 3,138,270 shares, sole dispositive power with respect to 3,138,270 shares, shared voting power with respect to 0 shares and shared dispositive power with respect to 242,227 shares.

(8)
Beneficial ownership information is based on a Schedule 13G filed with the SEC on November 7, 2024 by Victory Capital Management, Inc. with an address of 15935 La Cantera Pkwy, San Antonio, TX 78256. Victory Capital Management, Inc. has sole voting power with respect to 3,262,140 shares and sole dispositive power with respect to all shares.

(9)
817,945 shares of our Common Stock and 162,217 of Delek Logistics Partners, LP’s units are held of record by Yemin Investments, L.P., a limited partnership of which Mr. Yemin is the sole general partner.

DELEK US HOLDINGS, INC.	2025 PROXY STATEMENT | 79

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Approval Policy for Related
Party Transactions
The Board has adopted a written related party transactions policy to document procedures pursuant to which “related party transactions” are reviewed, approved or ratified. Under Item 404 of Regulation S-K, a “related party transaction” means any transaction or series of transactions in which the Company or a subsidiary is a participant, the amount involved exceeds $120,000, and any related person has a direct or indirect material interest, subject to certain exceptions. The policy covers all related party transactions between us and any related party requiring disclosure under Item 404.
The policy states that, in most instances, the Audit Committee is best suited to review and approve related party transactions that may arise within the Company. However, the policy permits the disinterested members of the Board to exercise any authority otherwise assigned to the Audit Committee by the policy. In particular, the Board believes that any related party transaction in which any director is interested should typically be reviewed and approved by all disinterested members of the Board. An interested director is not allowed to vote upon a transaction in which he or she is involved. Depending upon the issue presented, the disinterested members of the Board may request to hear from the interested director during the course of their deliberations, but the interested director does not vote upon the matter and is not present during the vote on such matter. A related party transaction may be consummated only if it is ratified or approved by the Audit Committee or disinterested members of the Board.

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AUDIT COMMITTEE REPORT
Overview
The Audit Committee is composed of non-employee directors who are independent and financially literate in accordance with the applicable requirements of the NYSE and the SEC. The Board has designated Messrs. Sullivan, Marcogliese, and Zohar as Audit Committee Financial Experts under the guidelines of the SEC. On January 1, 2024, the Audit Committee was comprised of Messrs. Sullivan (chair), Marcogliese, Moreno, and Zohar and Ms. Sutil.
Responsibilities
Management is responsible for our system of internal controls and the overall financial reporting process. Our independent registered public accounting firm, Ernst & Young LLP (“Ernst & Young”), is responsible for performing an independent audit of our consolidated financial statements and on the effectiveness of our internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”), and to issue reports thereon. The Audit Committee is responsible for overseeing management’s conduct of the financial reporting process and systems of internal accounting and financial controls, as well as other responsibilities described under the “Committees of the Board of Directors” section in this Proxy Statement.
Activities in 2024
During 2024, the Audit Committee established meeting agendas in consultation with the Board and members of the Company’s management. The Audit Committee also, among other activities, performed the following:

✔
Reviewed and discussed with both management and Ernst & Young all earnings releases and annual and quarterly financial statements prior to their issuance. Such discussions included that each set of audited financial statements reviewed had been prepared in accordance with United States generally accepted accounting principles (“GAAP”), and reviewed significant accounting and disclosure matters with Ernst & Young.

✔
Discussed with Ernst & Young matters required to be discussed pursuant to PCAOB Auditing Standard No. 1301 (Communications with Audit Committees), including the quality of our accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the audited financial statements. The Audit Committee also discussed with Ernst & Young matters relating to its independence, including a review of audit and non-audit fees and the written disclosures and an annual independence confirmation letter from Ernst & Young required by applicable requirements of the PCAOB. The Audit Committee also discussed and reviewed materials regarding Ernst & Young’s system of quality control.

✔
Met with the senior members of the Company’s financial management team at each regularly scheduled meeting including discussions regarding financial reporting developments, processes and internal controls related to reporting to the SEC on climate and cybersecurity matters, people, process and information technology changes in the Company’s ongoing finance transformation, finance and accounting talent and organizational changes, and other financial matters.

✔
Received reports at each regularly scheduled meeting on management’s process to assess the adequacy of the Company’s system of internal control over financial reporting, results of tests of controls, and management’s conclusions on the effectiveness of the Company’s internal controls over financial reporting.

✔
Approved the Company’s internal audit plan and reviewed quarterly the status of the internal audit plan, staffing, findings of internal audit activities, and performance of the internal audit function.

✔
Reviewed with management whether or not it believes that the Company and its subsidiaries are in compliance with applicable legal, compliance and regulatory requirements, the Company’s “Code of Business Conduct and Ethics” and any changes required to the Code, and the nature of, and trends related to, any “hotline” calls.

✔	Oversight of any related party transaction brought to the Audit Committee by management and whether

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such related party transaction is on terms no less favorable than those that could be obtained in arm’s length dealings with an unrelated third party.
✔	Reviewed the Company’s financial forecast, cash flows, financing plans and debt compliance.
✔
Held private sessions at each regularly scheduled meeting with management, including the Chief Financial Officer, the head of Internal Audit Services, the General Counsel, and Ernst & Young featuring candid discussions about financial reporting, internal controls, legal, compliance and other issues including the results of any “hotline” calls.

2024 Audited Financial Statements
Members of the Audit Committee rely, without independent verification, on the information and representations provided to them by management and on the communications made to them by Ernst & Young. Accordingly, the oversight provided by the Audit Committee should not be considered as providing an independent basis for determining that management has established and maintained appropriate internal control over financial reporting, that the financial statements have been prepared in accordance with GAAP, or that the audit of the Company’s financial statements by Ernst & Young has been carried out in accordance with PCAOB standards.
The Audit Committee has reviewed the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024. We have discussed the financial statements with management and Ernst & Young including discussions concerning the following:
•	The reasonableness of significant accounting judgments and estimates,
•	The clarity and completeness of disclosures in the financial statements,
•	The quality, not just the acceptability, of the accounting principles,
•	The auditor’s report on the effectiveness of internal control over financial reporting,
•	The auditor’s report on the financial statements including Critical Audit Matters,
•
Matters required to be reported to the Audit Committee by the independent registered public accounting firm under the rules of the PCAOB including receipt of a letter confirming the independence of Ernst & Young, and

•	Management’s representations and certifications regarding the financial statements and internal control over financial reporting.
Taking all these reviews and discussions into account, the Audit Committee members whose names are listed below, recommended to the Board that it approve the inclusion of the audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2024, for filing with the SEC.
Members of the Audit Committee
Gary M. Sullivan, Jr., Chair
Richard J. Marcogliese
Leonardo Moreno
Vasiliki (Vicky) Sutil
Shlomo Zohar

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RELATIONSHIP WITH INDEPENDENT AUDITORS
Set forth below are the fees paid for the services of Ernst & Young:

	December 31,
	2024	2023
Audit fees (1)	$3,625,000	$3,860,000
Audit-related fees (2)	—	$143,500
Tax fees	—	—
All other fees	—	—
Total (3)	$3,625,000	$4,003,500
(1)
Audit fees include services related to the audits of the consolidated financial statements and internal controls over financial reporting, review of quarterly condensed consolidated financial statements and audit services provided in connection with acquisitions and dispositions, regulatory filings, and other transactions during the year. Fees and expenses are for services provided in connection with the audit of the fiscal year, regardless of when the fees and expenses were paid.

(2)	Audit-related fees consist of subscription services to access accounting and financial reporting research materials, and ESG pre-assessment service.
(3)
Total fees exclude the Ernst & Young fees related to the Company’s subsidiary, Delek Logistics. The independent directors of the Audit Committee of Delek Logistics are responsible for such fees. Fees paid to Ernst & Young by Delek Logistics are included in the Delek Logistics Form 10-K for the year ended December 31, 2024.

The Audit Committee is responsible for the audit fee negotiations associated with the retention of the independent registered public accounting firm. The Audit Committee has a policy that it will pre-approve all audit and non-audit services provided by the independent registered public accounting firm and will not engage the independent registered public accounting firm to perform any specific non-audit services prohibited by law or regulation. The Audit Committee has given general pre-approval for specified audit, audit-related, and tax services after consideration that such services do not impair auditor independence. The term of any general pre-approval is 12 months from the date of pre-approval unless the Audit Committee specifically provides for a different term. The Audit Committee will annually review the services for which general pre-approval is given. The Audit Committee may revise the list of general pre-approved services from time to time, based upon subsequent determinations. Unless a type of service to be provided by the independent registered public accounting firm has received general pre-approval, it will require specific pre-approval by the Audit Committee.
The Audit Committee has considered and determined that the provision of non-audit services by our independent registered public accounting firm is compatible with maintaining auditor independence.
Pre-Approval Policies and Procedures. In general, all engagements performed by our independent registered public accounting firm, whether for auditing or non-auditing services, must be pre-approved by the Audit Committee. During 2024, all of the services performed for us by Ernst & Young were pre-approved by the Audit Committee.

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PROPOSAL 3: APPROVAL OF THE PROPOSED AMENDMENT TO OUR 2016 LONG-TERM INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE THEREUNDER
In 2016, the Board adopted and our stockholders approved the 2016 Plan. The 2016 Plan initially authorized the issuance of up to 4,400,000 shares of Common Stock, and a history of prior amendments to the 2016 Plan is provided below under “Adjustments, Amendment and Termination.” At the Annual Meeting, we are seeking stockholder approval in order to further amend the 2016 Plan to increase the number of shares of our Common Stock available for issuance thereunder by 1,900,000 shares. Capitalized terms used in this Proposal 3 but not defined herein shall have the meaning ascribed to such terms in the 2016 Plan.
Purpose of the Plan and Reasons for the Proposed Amendment
We are seeking stockholder approval of an amendment to increase the number of shares of Common Stock issuable pursuant to the 2016 Plan by 1,900,000 shares. As of March 10, 2025, there were 61,866,084 shares of Common Stock outstanding and approximately 987,110 shares remaining available for issuance under the 2016 Plan, 916,940 total stock options and SARs outstanding (with associated weighted average exercise price of $33.25 and weighted average remaining term of 3.29 years), and 3,051,374 total full value awards outstanding. In determining to propose this increase in shares, the Board has taken into consideration that the proposed increase would represent only a small percentage of the total shares of Common Stock outstanding and the desirability and importance of being able to continue to grant awards that are comparable to those of our peer companies.
The 2016 Plan is designed to attract and retain nonemployee directors, employees, and consultants and reward them for making contributions to the success of the Company and its subsidiaries. These objectives are to be accomplished by making awards under the 2016 Plan and thereby providing Participants with a proprietary interest in the growth and performance of the Company. Stockholder approval of this
Proposal will enable us to continue to grant equity awards to our employees, non-employee directors, and consultants at levels determined by the Board to be necessary to attract, retain and motivate the individuals who will be critical to our success in achieving our business objectives and thereby creating greater value for our stockholders. In addition to the crucial role we believe such grants play in attracting and retaining talented individuals, we believe that the equity compensation granted under the 2016 Plan also serves the important function of aligning the interests of Participants with our other stockholders and focusing such Participants on the long-term growth of the Company.
The terms of the 2016 Plan are summarized below, and the full text of the 2016 Plan is set forth as Exhibit 99.1 to our Registration Statement on Form S-8 filed with the SEC on June 1, 2016. The full text of the proposed amendment to the 2016 Plan is set forth as Appendix A to this Proxy Statement. It is intended that awards under the 2016 Plan will comply with or are exempt from Section 409(a) of the Internal Revenue Code of 1986, as amended (the “Code”). It is further intended that any incentive stock options awarded under the 2016 Plan will comply with Section 422 of the Code.
Summary of the 2016 Plan
Eligibility
Our employees, non-employee directors, and consultants are eligible to receive awards under the 2016 Plan at the discretion of the Board or its designated committee. As of December 31, 2024, we had five executive officers, approximately 1,987 employees, and eight non-employee directors eligible to receive awards under the 2016 Plan.
Administration and Authority
The 2016 Plan as it affects Employee Awards and Consultant Awards is administered by a committee designated by the Board to administer

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the 2016 Plan, currently the Human Capital and Compensation Committee (the “Committee”). The Committee has authority to, among other things:
•	Interpret the 2016 Plan and adopt the rules, regulations and guidelines it deems necessary to carry out the 2016 Plan pursuant to its terms;
•	Determine the exercise price of awards and the dates on which they become exercisable;
•	Provide for the extension of the exercisability of an Employee Award or Consultant Award;
•	Accelerate the vesting or exercisability of an Employee Award or Consultant Award;
•	Eliminate or make less restrictive any restrictions applicable to an Employee Award or Consultant Award;
•
Waive any restriction or other provision of the 2016 Plan applicable to an Employee Award or Consultant Award or otherwise amend or modify an Employee Award or Consultant Award, subject to limitations; and

•
Correct any defect, supply any reconciliation or reconcile any inconsistency in the 2016 Plan or applicable Award in the manner and to the extent the Committee deems necessary or desirable to further the purposes of the 2016 Plan.

The Board has the same power, duties and authority to administer the 2016 Plan with respect to Director Awards as the Committee has with respect to Employee Awards and Consultant Awards, and in the discussion that follows, references to the “Committee” shall mean the Board with respect to Director Awards. Plan-related functions may be delegated by the Board or by the Committee, subject to the requirements of applicable law.
Shares Available Under the 2016 Plan
Awards settled in shares other than through stock options or SARs (such as restricted stock and RSUs) are currently counted against the 2016 Plan’s overall share limit as 1.74 shares for each share subject to such award. Stock options and SARs count against the overall share limit as one share. The shares reserved under the 2016 Plan are subject to adjustment to reflect certain transactions and events specified in the 2016 Plan. Shares covered by the unexercised portion of an award that terminates, expires or is canceled or settled in cash, and shares forfeited or repurchased under the 2016 Plan will again become available for issuance under the 2016 Plan, on the same basis as such shares counted against the overall number of shares available for grant. Shares withheld or surrendered in order to satisfy the exercise price of an option or the tax withholding obligations associated with the exercise, vesting or settlement of an option or SAR award are not available for issuance under the 2016 Plan. The number of shares that count against the 2016 Plan’s overall share limit is not adjusted to the net number of shares of Common Stock issued in settlement of a SAR or net settlement of a Stock Option. Only shares covered by the unexercised portion of an award that terminates, expires or is canceled or settled in cash, and shares forfeited or repurchased under the 2016 Plan, again become available for issuance under the 2016 Plan, in each case on the same basis as such shares counted against the overall number of shares available for grant.
Awards
At the discretion of the Committee, participants may be granted awards under the 2016 Plan in the form of options to purchase shares of Common Stock, SARs, restricted stock awards, RSU awards, PSU awards, and other forms of stock-based awards.
Stock Options. A stock option is a right to purchase shares of our Common Stock at a price fixed on the grant date, subject to vesting and other restrictions and conditions as determined by the Committee. Options granted under the 2016 Plan may be “incentive stock options” (“ISOs”) or non-qualified stock options under the Code, depending upon the terms of the options and their designation by the Committee. The option exercise price per share may not be less than the fair market value per share of our Common Stock on the option grant date. The exercise price of any stock option must be paid in full at or before the time the stock is delivered to the optionee. The

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price may be paid in cash or, if permitted by the Committee and elected by the optionee, by means of tendering (either by actual delivery or by attestation) previously owned shares of Common Stock or shares issued pursuant to an award under the 2016 Plan. No dividends or dividend equivalents will be paid with respect to any stock options. No option may be exercisable after the tenth anniversary of the option grant date.
SARs. A stock appreciation right, or SAR, entitles a participant to receive upon exercise a payment equal to the difference between the base price of the SAR and the market price of our Common Stock on the date of exercise. The settlement of a SAR may be in the form of cash, shares, or a combination of cash and shares. A SAR may be granted to the holder of a stock option with respect to all or a portion of the shares of Common Stock subject to such stock option (a “tandem” SAR) or may be granted separately. The holder of a tandem SAR may elect to exercise either the stock option or the SAR, but not both. The base price of a SAR may not be less than the fair market value of our Common Stock on the grant date. No dividends or dividend equivalents will be paid with respect to any stock options. No SARs may be exercised after the tenth anniversary of the grant date. SARs are generally less dilutive than stock options because the SAR holder is not entitled to purchase the underlying shares. While a stock option holder typically realizes the appreciation in stock value by purchasing each underlying share at the fixed price and selling each underlying share at the market price, a SAR holder realizes the same appreciation without purchasing the underlying shares. As a result, a SAR is typically settled by issuing a quantity of shares that is significantly less than the quantity of shares covered by the SAR. We believe the anti-dilutive nature of SARs make them an attractive alternative to stock options. Also, unlike stock options, we can reserve the right to settle SARs in cash.
Restricted Stock. Restricted stock is Common Stock that is issued subject to transfer restrictions and vesting, forfeiture and other conditions, as determined by the Committee. Shares of restricted stock generally vest upon satisfaction of specified performance conditions established by the Committee and/or the participant’s continuing employment or other service for a specified period of time. Unless otherwise determined by the Committee, the holder of a restricted stock award is entitled to vote the shares of restricted stock covered by the award and to receive the dividends paid on the shares (which may also be subject to vesting and other conditions). To date, we have not granted any restricted stock awards under the 2016 Plan.
RSUs. An RSU award consists of the right to receive shares of our Common Stock in the future, subject to vesting, forfeiture and other conditions, as determined by the Committee. An RSU will generally vest upon satisfaction of specified performance conditions established by the Committee and/or the participant’s continuing employment or other service for a specified period of time. The holder of an RSU has no rights as a stockholder with respect to the underlying shares unless and until the award vests and the award is settled in shares. However, the Committee may provide for the payment of dividend equivalents in the form of cash or shares in an amount equal to the dividends that would have been payable if the shares were outstanding (which may also be subject to vesting and other conditions). RSUs have been our preferred form of full value award since the adoption of the 2016 Plan.
Other Stock-Based Awards. The Committee may grant other forms of awards denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of our Common Stock. These awards may include, for example, stock bonuses, dividend equivalents (either alone or in conjunction with other awards), convertible or exchangeable debt securities, and other rights convertible or exchangeable into shares.
Cash Awards. The 2016 Plan also provides for the granting of cash awards to employees, consultants, and non-employee directors. The terms, conditions and limitations applicable to any cash awards granted pursuant to the 2016 Plan will be determined by the Committee.
Performance Awards. Under the 2016 Plan, we are permitted to condition the grant, exercise, vesting

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or settlement of equity-based awards and the grant, vesting or payment of annual and long-term cash incentive awards on the achievement of specified performance goals. The applicable performance period for measuring achievement of specified performance goals may be any period designated by the Committee. A performance goal established in connection with an award must be (1) objective, so that a third party having knowledge of the relevant facts could determine whether the goal is met, (2) prescribed in writing by the Committee before the beginning of the applicable performance period or at such later date when fulfillment is substantially uncertain, but not later than 90 days after the commencement of the performance period and in any event before completion of 25% of the performance period, and (3) based on business criteria such as total revenue, operating income, and cash flow, among other things.
Performance goals may be applied to a participant, one or more business units, divisions or geographic regions of the Company, the Company as a whole, or by comparison to a peer group of companies, and will include one or more of the following:
•	total revenue or any key component thereof;
•
operating income, pre-tax or after-tax income from continuing operations; earnings before interest, taxes and amortization (i.e., EBITA); earnings before interest, taxes, depreciation and amortization (i.e., EBITDA); or net income;

•	cash flow (including, without limitation, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations or cash flow in excess of cost of capital);
•	earnings per share or earnings per share from continuing operations (basic or diluted);
•	return on capital employed, return on invested capital, return on assets or net assets;
•	after-tax return on stockholders’ equity;
•	economic value created;
•	operating margins or operating expenses;
•	value of the Common Stock or total return to stockholders;
•	value of an investment in the Common Stock assuming the reinvestment of dividends;
•
strategic business criteria, consisting of one or more objectives based on meeting specified market penetration goals, geographic business expansion goals, cost targets, environmental goals, safety goals, asset utilization goals, ethics and compliance goals, management of employment practices and employee benefits, supervision of litigation, information technology goals, or goals relating to acquisitions or divestitures of subsidiaries, affiliates or joint ventures.

Performance goals need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses. The Committee may provide that any such performance award may include or exclude any of the following events that occurs during a performance period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) extraordinary items and/or nonrecurring, unusual or special items as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders, Form 10-K, or Form 10-Q for the applicable period, (f) acquisitions or divestitures, (g) foreign exchange gains and losses, and (h) hedging activities.
Award Limitations
Employee Awards. Under the 2016 Plan, no employee may be granted, during any calendar year: (a) stock options and/or SARs covering more than 2,500,000 shares of Common Stock; (b) stock awards covering more than 1,000,000 shares of Common Stock; or (c) cash

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awards (including performance awards) in respect of any calendar year having a value determined on the grant date in excess of $5,000,000.
Nonemployee Director Awards. The aggregate grant value of awards to any individual nonemployee director may not exceed $500,000 in any calendar year. For a description of the equity awards we have made and expect to make to our nonemployee directors, please see the narrative discussion under the caption “Director Compensation” in this Proxy Statement.
Deferred Payment
At the discretion of the Committee, amounts payable in respect of awards granted under the 2016 Plan may be deferred. Any deferred payment may be forfeited if and to the extent that the terms of the applicable award so provide.
Timing and Pricing of Equity Awards
Our practice under the 2016 Plan has been to make initial grants of equity awards quarterly to newly-hired eligible employees and annual grants of equity awards to existing employees, usually in March and June of each year. The initial equity awards are designed to assist in recruitment and retention, and the annual grants of equity awards are designed to assist in retention. All equity awards provide participants with a stake in our performance and are intended to align the interests of our directors, employees, and stockholders by providing a direct incentive for directors and employees to focus on stockholder value and regulatory compliance.
Equity awards under the 2016 Plan are subject to exercise or base prices equal to (or greater than) the fair market value of our Common Stock on the grant date. We define the fair market value of our Common Stock as the NYSE closing price on the date of the grant, or the last previous NYSE closing price if the grant date occurs on a day when the NYSE is not open for trading.
We intend to continue our practices with respect to the timing and pricing of equity awards under the 2016 Plan with respect to participants, including our NEOs. The Committee does not currently consider gains or losses from prior equity awards in setting other elements of compensation.
Minimum Vesting
All awards of options and SARs under the 2016 Plan must have a minimum vesting period of one year from the grant date, except that up to 5% of the shares authorized for grant pursuant to the 2016 Plan may be used for awards of options and SARs that have a vesting period of less than one year.
Change in Control
The 2016 Plan includes a double-trigger acceleration and vesting provision. Upon the occurrence of a change in control (as defined in the 2016 Plan), outstanding awards will be adjusted or substituted in accordance with the terms of the 2016 Plan. If the participant does not receive a replacement award with respect to any outstanding award as of the change in control, then each such outstanding award will become fully vested and, if applicable, exercisable and any restrictions applicable to such award will lapse. For awards subject to performance goals, payout at a change in control will be based upon the greater of (i) a pro rata portion of the amount payable based upon “target” performance under the applicable performance goals or (ii) the amount payable based on actual performance level had the performance period ended on the date of the change in control. If a participant terminates his or her employment for Good Reason (as defined in the 2016 Plan), the participant is involuntarily terminated for reasons other than for cause, or the participant’s employment terminates due to the participant’s death or disability during the two-year period commencing on the date of a change in control, then (A) all replacement awards held by the participant will become fully vested and, if applicable, exercisable and free of restrictions (with any applicable performance goals deemed to have been achieved at a target level as of the date of such vesting), and (B) all stock options held by the participant immediately before such termination of employment that the participant also held as of the date of the change in control or that constitute replacement awards will remain

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exercisable for not less than two years following such termination of employment or until the expiration of the stated term of such stock option, whichever period is shorter (provided, however, that if the applicable award agreement provides for a longer period of exercisability, that provision will control).
Adjustments, Amendment and Termination
The 2016 Plan provides for appropriate adjustments in the number of shares of our Common Stock subject to awards and available for future awards, as well as the employee award limitations under the 2016 Plan, in the event of changes in our outstanding Common Stock by reason of a merger, stock split or certain other events. The Board may amend, modify, suspend, or terminate the 2016 Plan at any time for the purpose of addressing changes in legal requirements or for other purposes permitted by law. However, no amendment will be effective prior to approval by our stockholders if such approval is required by law or the requirements of the stock exchange on which the Common Stock is listed. Furthermore, stock options and SARs issued under the 2016 Plan will not be repriced without the prior approval of our stockholders.
In 2018, our stockholders approved an amendment to the 2016 Plan authorizing the issuance of an additional 4,500,000 shares of Common Stock. In 2020, our stockholders approved an amendment to the 2016 Plan authorizing the issuance of an additional 2,120,000 shares of Common Stock. In 2021, our stockholders approved an amendment to the 2016 Plan authorizing the issuance of an additional 3,215,000 shares of Common Stock. In 2022, our stockholders approved an amendment to the 2016 Plan authorizing the issuance of an additional 760,000 shares of Common Stock. In 2023, our stockholders approved an amendment to the 2016 Plan authorizing the issuance of an additional 2,015,000 shares of Common Stock and the reduction of the fungible ratio from 2.28 to 1.74.
Transferability
No award or any other benefit under the 2016 Plan shall be assignable or otherwise transferable except by will, by beneficiary designation or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder.
Clawback
Awards are subject to clawback to the extent required by law or any applicable securities exchange listing standards, or as otherwise determined by the Committee.
Stock Ownership Requirements
Executive officers and non-employee directors are subject to stock ownership and retention guidelines as described above under “Compensation Discussion and Analysis - Stock Ownership Guidelines.”
Federal Income Tax Consequences
The following is a summary of the principal U.S. federal income tax consequences generally applicable to awards under the 2016 Plan. This summary does not purport to consider all of the possible U.S. federal tax consequences of the awards and is not intended to reflect the particular tax position of any award recipient. This summary is based upon the U.S. federal tax laws and regulations now in effect and as currently interpreted and does not take into account possible changes in such tax laws or such interpretations, any of which may be applied retroactively. Award recipients are strongly advised to consult their own tax advisors for additional information.
Stock Options. The grant of a stock option is not a taxable event. In general, a participant who receives an option that does not qualify as an ISO under Section 422 of the Code will realize ordinary income at the time the option is exercised equal to the difference between the then value of the shares acquired by the exercise of the option over the option exercise price paid for the shares, and we will be entitled to a corresponding deduction, subject to the potentially applicable deduction limitations under Section 162(m) of the Code. The participant’s tax basis for the shares will be equal to the value of the shares on the date ordinary income is realized and the participant’s tax holding period for the shares will begin on that date. Gain or loss on a subsequent sale of the shares will be long- or short-term capital gain or loss, depending

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on whether the sale occurs more than one year after the participant’s holding period begins. If a participant receives a stock option that qualifies as an ISO under Section 422 of the Code, the participant will not realize income at the time the option is exercised (although the difference between the value of the shares and the exercise price will be taken into account as income for alternative income tax purposes), but will realize taxable income when the option shares are subsequently sold. If the participant sells the option shares more than two years after the date the option is granted and more than one year after the date the option is exercised, any gain or loss realized on the sale will be long-term capital gain or loss, and we will not be entitled to a deduction. If the participant sells the option shares before the end of either of those periods, any gain realized on the sale will be taxable as ordinary income to the extent of the difference between the value of the shares on the date the option was exercised and the exercise price paid for the shares, and any remaining gain will be capital gain. In general, we will be entitled to a deduction only if and to the extent ordinary income is realized by the participant upon the sale of the option shares, subject to the potentially applicable deduction limitations under Section 162(m) of the Code.
SARs. The grant of a SAR will not result in any immediate tax consequence to us or to the participant. Generally, the participant will realize ordinary income upon the exercise of a SAR, equal to the value of the shares or the cash payment issued or made in settlement of the award, and we will be entitled to a corresponding deduction, subject to the potentially applicable deduction limitations under Section 162(m) of the Code.
Restricted Stock, RSUs and Other Stock Settled Awards. In general, a participant who receives restricted stock, RSUs or other stock settled awards under the 2016 Plan will realize ordinary income at the time the award becomes vested or the participant receives vested shares in settlement of the award in an amount equal to the then fair market value of the shares, and we will be entitled to a corresponding deduction (subject to the potentially applicable deduction limitations under Section 162(m) of the Code). The participant’s tax basis in the shares will generally be equal to the value of the shares on the date that ordinary income is realized, and the participant’s tax holding period for the shares will generally begin on that date. Gain or loss on a subsequent sale of the shares will be long- or short-term capital gain or loss, depending on whether the sale occurs more than one year after the participant’s holding period begins.
Change in Control. The acceleration of the exercisability or the vesting of a grant or award upon the occurrence of a change in control may result in an “excess parachute payment” within the meaning of Section 280G of the Code. A “parachute payment” occurs when an employee receives payments contingent upon a change in control that exceed an amount equal to three times his or her “base amount.” The term “base amount” generally means the average annual compensation paid to such employee during the five-year period preceding the change in control. An “excess parachute payment” is the excess of all parachute payments made to the employee on account of a change in control over the employee’s base amount. If any amount received by an employee is characterized as an excess parachute payment, the employee is subject to a 20% excise tax on the amount of the excess, and we are denied a deduction with respect to such excess payment.
Section 162(m) of the Code. In general, a U.S. federal income tax deduction is allowed to the Company in an amount equal to the ordinary taxable income recognized by a participant with respect to awards granted under the 2016 Plan. However, Section 162(m) of the Code generally provides that the Company may not deduct compensation of more than $1,000,000 that is paid to covered employees in any taxable year. Following the enactment of the Tax Cuts and Jobs Act of 2017, beginning with the 2018 calendar year, there is no longer any exception to the Section 162(m) limitation for qualified performance-based compensation other than for certain outstanding awards that were in effect on November 2, 2017 and not subsequently materially modified (“grandfathered amounts”). For periods after 2017, without the performance-based compensation exception, it is expected that any compensation deductions (other than

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grandfathered amounts) for any individual who is our CEO, CFO, or one of our other three most highly compensated executive officers in 2017 or any later year will be subject to a $1 million annual deduction limitation. Although the deductibility of compensation is a consideration evaluated by the Committee, the Committee believes that the lost deduction on compensation payable in excess of $1 million for each NEO is not material relative to the benefit of being able to attract and retain talented management. Accordingly, the Committee will continue to retain the discretion to pay compensation that is in excess of the $1 million deductibility limit, including compensation in the form of awards under the 2016 Plan.
Tax Withholding
The Company or its designated third party administrator has the right to deduct applicable taxes from any Award payment and withhold, at the time of delivery or vesting of cash or shares under the 2016 Plan, an appropriate amount of cash, number of shares, or combination thereof for payment of taxes or other amounts required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all withholding obligations, provided that the amount withheld cannot exceed the required minimum withholding taxes.
Section 409A
The grant by the Board of other stock-based awards may have varying tax consequences to award recipients. Grants made pursuant to the 2016 Plan may be subject to Code Section 409A, and plan administration may have to conform to Code Section 409A. Failure to comply with Code Section 409A, if applicable, will result in acceleration of income and imposition of penalties and interest to award recipients.
New Plan Benefits
Awards granted under the 2016 Plan will be subject to the Committee’s discretion, subject to the terms of the 2016 Plan, and the Committee has not determined future awards or who might receive them. As a result, the benefits that will be awarded under the 2016 Plan are not currently determinable.
During the fiscal year ended December 31, 2024, we granted awards under the 2016 Plan to our employees (including our NEOs) and nonemployee directors as reflected in the 2024 Grants of Plan Based Awards Table and the 2024 Director Compensation Table, respectively, in this Proxy Statement.
Vote Required
The affirmative vote of holders of a majority of the shares of Common Stock present or represented at the meeting and entitled to vote thereon is required to approve the amendment to the 2016 Plan. Abstentions have the same effect as a vote “against” the proposal. Broker non-votes have no effect on the outcome of the vote on this Proposal.
The Board of Directors recommends a vote “FOR” the amendment of the 2016
Plan to increase the number of shares available for issuance thereunder.

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Equity Compensation Plan Information
As of December 31, 2024 there were 1,604,051 shares available for issuance under the 2016 Plan.
The following table provides information as of December 31, 2024, the last trading day of fiscal year 2024, regarding all compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	2,978,690 (1)	$27.49 (2)	1,604,051 (1)(3)
Equity compensation plans not approved by security holders	—	—	—
TOTAL	2,978,690	$27.49	1,604,051
(1)
At December 31, 2024, the last trading day of fiscal year 2024, 1,222,115 SARs outstanding under our 2006 Plan, the 2016 Plan, and the Alon 2005 Long-Term Incentive Plan (the “Plans”) were at base prices above the $18.50 fair market value of our Common Stock on that date. For purposes of column (a), we included the number of shares that would have been issued to settle all outstanding SARs at December 31, 2024, calculated to be 4,213, which is determined based on the difference between the exercise price of the SAR and the market price of our Common Stock at December 31, 2024. The number of shares that have been excluded from column (c) totaled 3,342 and related to the assumed exercise of SARs as of December 31, 2024 under the 2016 Plan and the Alon 2005 Long-Term Incentive Plan, as column (c) excludes the 2006 Plan and the Alon 2005 Long-Term Incentive Plan (as we are no longer issuing awards under those Plans).

(2)	At December 31, 2024, 1,240,565 SARs/options were outstanding under the Plans at a weighted average exercise price of $33.25.
(3)	Consists of the number of securities available for future issuance under the 2016 Plan (1,604,051 shares as of December 31, 2024).

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PROPOSAL 4: RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR 2025
The Audit Committee is responsible for the appointment, compensation (including final approval of audit and other fees), retention and oversight of the independent registered public accounting firm that audits our financial statements and our internal control over financial reporting.
The Audit Committee annually reviews Ernst & Young’s independence and performance in deciding whether to retain Ernst & Young or engage an alternative independent auditor. As part of this review, the Audit Committee, among other factors, considers the following:
•	Ernst & Young’s historical and annual performance including input from Audit Committee members, other independent directors and our management.
•	Ernst & Young’s expertise and qualifications in serving as independent auditor for our different business operations.
•	A review of Ernst & Young’s known legal risks and any significant legal or regulatory proceedings in which it is involved.
•	Other information on audit quality and performance including recent PCAOB reports on Ernst & Young and its peer firms.
•	Periodic rotation of the lead partner and engagement quality review partner and their industry experience and expertise most relevant to the Company’s business operations.
•	Ernst & Young’s conclusion that they are independent with respect to serving as our independent auditor.
In addition to Ernst & Young’s conclusion that they are independent, the Audit Committee believes that Ernst & Young is independent and that there are controls and processes that help ensure such independence including the following: (a) Audit Committee oversight of Ernst & Young includes at least four private meetings each year and an additional four private meetings with the Audit Committee Chair prior to each quarterly Audit Committee meeting; (b) Audit Committee interaction with and review of the industry and other qualifications of the lead partner and of the engagement quality review partner; (c) oversight of non-audit services that require preapproval by the Audit Committee precludes certain non-audit services and determines that Ernst & Young is an appropriate service provider; (d) discussions with Ernst & Young regarding their internal system of quality control including the firm’s internal quality reviews and procedures for maintaining independence with regard to audit clients; and (e) the overall regulatory framework and regulations and requirements of the PCAOB and the SEC that Ernst & Young is subject to as an independent registered public accounting firm.
The Audit Committee oversees and participates in the selection of the lead engagement partner. Management interviews candidates who meet professional, industry-specific experience, and personal criteria among other considerations. Management recommends a finalist candidate to the Audit Committee. The Audit Committee Chair then interviews the finalist and, in consultation with the Audit Committee, considers management’s recommendation and approves the appointment.
Ernst & Young’s tenure as our independent registered public accounting firm is since 2002. In addition to the considerations of independence, periodic rotation, performance, and other matters discussed above, the reappointment of Ernst & Young provides continuity. Continuity enhances audit quality, efficiency, avoids switching costs, and can provide for competitive fees through the institutional knowledge and experience serving the Company over an extended period. As a matter of good corporate governance, the Audit Committee, in consultation with management and the Board, may periodically consider putting the audit of the Company’s financial statements out to

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bid. Also as a matter of good corporate governance, the Board has directed that this appointment be submitted to our shareholders for ratification.
After evaluating the foregoing criteria, the Audit Committee has appointed Ernst & Young as the independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2025, including the audit of our internal control over financial reporting. Representatives of Ernst & Young are expected to be present at the Annual Meeting and will be offered the opportunity to make a statement if they so desire. They will also be available to respond to appropriate questions.
We are asking you to ratify the selection of Ernst & Young as our independent registered public accounting firm for the 2025 fiscal year. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of Ernst & Young to our stockholders for ratification because we value your views on our independent registered public accounting firm and as a matter of good corporate practice. In the event that our stockholders fail to ratify the selection, it will be considered as a direction to the Audit Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of us and our stockholders.
Vote Required
The affirmative vote of holders of a majority of the shares of Common Stock present or represented at the meeting and entitled to vote thereon is required to ratify the selection of Ernst & Young as our independent registered public accounting firm for the 2025 fiscal year. Abstentions have the same effect as a vote “against” this Proposal. Broker non-votes have no effect on the outcome of the vote on this Proposal.
The Board of Directors recommends a vote “FOR” the ratification of Ernst & Young LLP as our independent registered public accounting firm.

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OTHER PROXY INFORMATION
Information About the Annual Meeting and Voting
Cost of Solicitation of Proxies
We will bear all costs and expenses relating to the solicitation of proxies for the Company, including the costs of preparing, printing and mailing to stockholders this Proxy Statement and accompanying materials. Directors, certain officers, certain employees or other agents of the Company may solicit proxies in person, by telephone, telefax, personal calls, or other electronic means. The Company will request banks, brokers, custodians and other nominees in whose names shares are registered to furnish to the beneficial owners of the Company’s Common Stock this Proxy Statement and the proxy card, and any other materials related to the Annual Meeting, including, copies of our 2024 Annual Report, and, upon request, the Company will reimburse such registered holders for their out-of-pocket and reasonable expenses in connection therewith.
Proxies
Shares of Common Stock that are entitled to be voted at the Annual Meeting and are represented by properly executed proxies will be voted in accordance with the instructions on those proxies. You may vote by proxy or at the Annual Meeting. You are encouraged to read the Proxy Statement and vote your shares as soon as possible to ensure that your shares are represented and voted at the Annual Meeting. If you hold your shares as a record holder, you may vote your shares by proxy via the phone or the Internet by following the instructions provided on the enclosed proxy card or by completing, signing, dating and returning your proxy card in the postage-paid envelope provided. If you hold your shares through your broker or other custodian, please follow the instructions you received from the holder of record to vote your shares.
Many of our stockholders hold their shares in more than one account and may receive separate proxy cards or voting instructions forms for each of those accounts. If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please sign, date and return or otherwise submit your proxy with respect to each proxy card to ensure that all of your shares are voted.
If no instructions are indicated, shares on a properly executed proxy will be voted:
•	FOR ALL the ten (10) director nominees identified in this Proxy Statement and on the proxy card;
•	FOR the non-binding resolution to approve the compensation of our named executive officers;
•	FOR the approval of an amendment to our 2016 Long-Term Incentive Plan; and
•	FOR the ratification of the appointment of Ernst & Young to serve as our independent registered public accounting firm for the year ending December 31, 2025.

In respect of any other matters that may properly come before the Annual Meeting, shares represented by properly executed proxies may be voted at the discretion of the proxy holder. The Board is not currently aware of any other matters to be presented at the Annual Meeting.
Revocation of Proxies
A stockholder who has executed and returned a proxy may revoke it at any time prior to its exercise at the Annual Meeting by executing and returning a proxy bearing a later date by mail, by voting via the Internet, by filing with our Corporate Secretary a written notice of revocation bearing a later date than the proxy being revoked, or by voting the Common Stock covered thereby virtually at the Annual Meeting. In order to revoke a proxy executed with respect to shares held in street name, the stockholder must contact the appropriate broker or nominee.
Virtually attending the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically make that request or vote in person at the Annual Meeting.

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Broker Non-Votes
Shares of Common Stock that are held in “street name,” which means shares of Common Stock held of record by a trustee or in an account at a brokerage firm, bank, dealer or other similar organization (collectively, brokerage firms), may be voted, even if the beneficial holder does not provide the brokerage firm with voting instructions. Brokerage firms have the authority under applicable securities rules to cast votes on certain “routine” matters, even if they do not receive instructions from their customers. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. This is called a “broker non-vote.” See also “What is the effect of abstentions, withheld votes and broker non-votes?” under the “Questions & Answers” section of this Proxy Statement, above.
Vote Required
PROPOSAL 1: Because the director election at the 2025 Annual Meeting is uncontested, as defined in the Bylaws, the election of directors will be by a majority of the votes cast, meaning that the ten (10) director-nominees will be elected only if the number of votes cast “FOR” the nominee’s election exceeds the number of votes cast “AGAINST” that nominee’s election at the Annual Meeting.
PROPOSAL 2: The affirmative vote of holders of a majority of the shares of Common Stock present or represented at the Annual Meeting and entitled to vote thereon is required for the adoption of this Proposal. Abstentions have the same effect as a vote “against” this Proposal. Broker non-votes have no effect on the outcome of the vote on this Proposal.
The “say-on-pay” vote is advisory, and therefore is not binding on us, the Human Capital and Compensation Committee or the Board. However, the Board and its committees value the opinions of the stockholders and, to the extent there is any significant vote against the NEO compensation as disclosed in this Proxy Statement, will consider the stockholders’ concerns and the Board and its committees will evaluate whether any actions are necessary to address those concerns.
PROPOSAL 3: The affirmative vote of holders of a majority of the shares of Common Stock present or represented at the Annual Meeting and entitled to vote thereon is required to approve the amendment to the 2016 Plan. Abstentions have the same effect as a vote “against” this Proposal. Broker non-votes have no effect on the outcome of the vote on this Proposal.
PROPOSAL 4: The affirmative vote of holders of a majority of the shares of Common Stock present or represented at the Annual Meeting and entitled to vote thereon is required to ratify the selection of Ernst & Young as our independent registered public accounting firm for the 2025 fiscal year. Abstentions have the same effect as a vote “against” this Proposal. Broker non-votes have no effect on the outcome of the vote on this Proposal.
Holders of Record
You may vote by proxy or at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, you are encouraged to read this Proxy Statement and submit your proxy card or voting instructions form as soon as possible to ensure that your shares are represented and voted at the Annual Meeting. If you hold shares as a record holder, you may vote the shares by via the phone or the Internet by following the instructions provided on the enclosed proxy card, by completing, signing, dating and returning your proxy card in the postage-paid envelope provided or by attending the Annual Meeting and voting in person. Each method is discussed further below:
•
Voting by Mail. If you choose to vote by mail, simply mark the proxy card and complete, sign, date and return it in the postage-paid envelope provided. The proxy card must be completed, signed and dated by the stockholder or the stockholder’s authorized representative.

•	Voting by Telephone. Stockholders of record can vote by phone by following the instructions on your proxy card or by calling toll-free at 1-800-690-6903. Voice prompts

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will instruct stockholders to vote their shares and confirm that their vote has been properly recorded.
•
Voting over the Internet. Registered stockholders can vote on the Internet by accessing the website shown on your proxy card and following the easy directions. As with telephone voting, stockholders can confirm that their votes have been properly recorded. We provide Internet proxy voting to allow stockholders to vote their shares online, with procedures designed to ensure the authenticity and correctness of proxy vote instructions. However, please be aware that stockholders must bear any costs associated with their Internet access, such as usage charges from Internet access providers and telephone companies.

•
Voting Virtually at the Annual Meeting. You may virtually attend and vote your shares during the Annual Meeting by visiting our Annual Meeting website at www.virtualshareholdermeeting.com/DK2025. To virtually attend the Annual Meeting, you will need the instructions included on your proxy card. Shares held in your name as the stockholder of record may be voted electronically during the Annual Meeting. Shares for which you are the beneficial owner but not the stockholder of record also may be voted electronically during the Annual Meeting. Even if you plan to virtually attend the Annual Meeting we recommend that you also vote by proxy as described above so that your vote will be counted if you later decide not to virtually attend the Annual Meeting.

If you have any questions or need assistance, please contact our Investor Relations department at Investor.Relations@delekus.com.
Stockholder Proposals for 2026 Annual Meeting
To be considered for inclusion in the proxy statement for our 2026 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals must be in writing and submitted to the Corporate Secretary, Delek US Holdings, Inc., 310 Seven Springs Way, Suite 500, Brentwood, Tennessee 37027, and must otherwise comply with the requirements of Rule 14a-8. The proposal must be received no later than November 20, 2025 for us to consider it for inclusion.
Stockholders who desire to present business at our 2026 Annual Meeting, without inclusion in the Proxy Statement for such meeting, including a nomination of a candidate for election as director at such meeting, must notify our Corporate Secretary of such intent in accordance with our Bylaws by writing to our Corporate Secretary, Delek US Holdings, Inc., 310 Seven Springs Way, Suite 500, Brentwood, Tennessee 37027. To be timely, such notice must be received no earlier than December 30, 2025, nor later than January 29, 2026, provided that if the date of the Annual Meeting is advanced more than 30 calendar days prior to or delayed by more than 60 calendar days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not later than the close of business on the later of the 90th calendar day prior to such annual meeting or the 10th calendar day following the day on which public disclosure of the date of such meeting is first made. The advance notice must also meet the other requirements of Section 2.02 of our Bylaws. You may obtain a copy of our Bylaws by writing to our Corporate Secretary at the address above.

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APPENDIX A
SIXTH AMENDMENT
TO THE
DELEK US HOLDINGS, INC.
2016 LONG-TERM INCENTIVE PLAN
THIS SIXTH AMENDMENT TO THE DELEK US HOLDINGS, INC. 2016 LONG-TERM INCENTIVE PLAN (this “Sixth Amendment”) is effective as of          , 2025. Capitalized terms used and not defined herein shall have the meanings ascribed to them in the Plan (as defined below), and all section references shall refer to the Plan.
RECITALS
WHEREAS, Delek US Holdings, Inc. (the “Company”) currently awards long-term compensation to certain non-employee directors, employees, and consultants under its 2016 Long-Term Incentive Plan, as amended by that certain First Amendment dated as of May 8, 2018, that certain Second Amendment dated as of May 5, 2020, that certain Third Amendment dated as of June 9, 2021, that certain Fourth Amendment dated as of May 3, 2022, and that certain Fifth Amendment dated as of May 3, 2023 (as amended, the “Plan”);
WHEREAS, the Plan reserves 17,010,000 shares of Common Stock for issuance in connection with awards granted thereunder;
WHEREAS, the Company desires to amend the Plan to increase the number of shares of Common Stock reserved for issuance under the Plan by 1,900,000 shares;
WHEREAS, this Sixth Amendment requires the approval of the Company’s stockholders; and
WHEREAS, the Board, based upon the recommendation of the Human Capital and Compensation Committee of the Board, which committee has previously been appointed by the Board pursuant to Section 5 to administer the Plan (the “Committee”), has determined that it is in the best interests of the Company, subject to the approval of the Company’s stockholders at the Company’s 2025 Annual Meeting of Stockholders, to amend the Plan to increase the number of shares of Common Stock reserved for issuance under the Plan by an additional 1,900,000 shares, from 17,010,000 shares to 18,910,000 shares, and to amend the Plan as set forth in this Sixth Amendment.
NOW, THEREFORE, the Plan shall be amended effective as of the date hereof as follows:
1.	Paragraph 4 of the Plan is deleted in its entirety and replaced with the following:
4. Common Stock Available for Awards. Subject to the provisions of Paragraph 16 hereof, there shall be available for Awards granted wholly or partly in Common Stock (including rights or options which may be exercised for or settled in Common Stock) during the term of this Plan an aggregate of 18,910,000 shares of Common Stock (the “Maximum Share Limit”), all of which may be used for the granting of ISOs. The Board and the appropriate officers of the Company are authorized to take from time to time whatever actions are necessary, and to file required documents with governmental authorities and stock exchanges and transaction reporting systems, to make shares of Common Stock available for issuance pursuant to Awards. Each Award settled in shares of Common Stock other than a Stock Option or SAR shall be counted against the Maximum Share Limit as 1.74 shares and each Stock Option or SAR shall be counted against the Maximum Share Limit as one share. Any shares of Common Stock subject to an Award that expires or
A-1

is canceled, forfeited, or terminated without issuance of the full number of shares of Common Stock related to such Award shall not count against the Maximum Share Limit and will again be available for issuance under the Plan. Any shares of Common Stock that again become available for future grants pursuant to this Paragraph 4 shall be added back as one share if such shares were subject to Stock Options or Stock Appreciation Rights and as 1.74 shares if such shares were subject to other Awards. Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of a Stock Option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation with respect to any Stock Option or SAR, (c) shares covered by a stock-settled SAR or other Awards that were not issued upon the settlement of the Award, or (d) shares repurchased by the Company on the open market with proceeds from the exercise of Stock Options or SARs. Shares of Common Stock delivered under the Plan as an Award or in settlement of an Award issued or made (a) upon the assumption, substitution, conversion or replacement of outstanding awards under a plan or arrangement of an entity acquired in a merger or other acquisition or (b) as a post-transaction grant under such a plan or arrangement of an acquired entity shall not reduce or be counted against the maximum number of shares of Common Stock available for delivery under the Plan, to the extent that the exemption for transactions in connection with mergers and acquisitions from the stockholder approval requirements of the New York Stock Exchange for equity compensation plans applies. The Committee may from time to time adopt and observe such rules and procedures concerning the counting of shares against the Maximum Share Limit or any sub limit as it may deem appropriate, including rules more restrictive than those set forth above to the extent necessary to satisfy the requirements of any national stock exchange on which the Common Stock is listed or any applicable regulatory requirement.
2. Except as modified herein, all other terms and conditions of the Plan shall remain in full force and effect. In the event of a conflict between this Sixth Amendment and the Plan, this Sixth Amendment shall control.
IN WITNESS WHEREOF, the undersigned has executed this Sixth Amendment to the Plan, to be effective as of the date first written above.

DELEK US HOLDINGS, INC.

By:
Name:
Title:

A-2

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information until 11:59 p.m. Eastern Time on the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m. Eastern Time on the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, New York 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V65636-P26109 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DELEK US HOLDINGS, INC.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" EACH DIRECTOR NOMINEE IN PROPOSAL 1:

1. Election of Directors:

NOMINEES:	For	Against	Abstain
1a. Ezra Uzi Yemin	☐	☐	☐
1b. Avigal Soreq	☐	☐	☐
1c. Christine Benson Schwartzstein	☐	☐	☐
1d. William J. Finnerty	☐	☐	☐
1e. Richard J. Marcogliese	☐	☐	☐
1f. Leonardo Moreno	☐	☐	☐
1g. Gary M. Sullivan, Jr.	☐	☐	☐
1h. Vasiliki (Vicky) Sutil	☐	☐	☐
1i. Laurie Z. Tolson	☐	☐	☐
1j. Shlomo Zohar	☐	☐	☐

Note: If any other matters come before the meeting or any adjournment thereof, the persons named in this proxy will vote in their discretion.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date